                                             ANNUAL REPORT
                                          --------------------------
                                             DECEMBER 31, 1995

                                             VARI-
                                             EXCEPTIONAL
                                             LIFE









                                                 [ALLMERICA LOGO]
                                                 ALLMERICA
                                                 FINANCIAL-Registered Trademark-

GENERAL INFORMATION
--------------------------------------------------------------------------------

OFFICERS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
John F. O'Brien, President and CEO
Eric A. Simonsen, Vice President and CFO
Richard J. Baker, Vice President and
  Secretary

INVESTMENT MANAGER
Allmerica Investment
  Management Co., Inc.
440 Lincoln Street
Worcester, MA 01653

GENERAL DISTRIBUTOR
Allmerica Investments, Inc.
440 Lincoln Street
Worcester, MA 01653

INDEPENDENT ACCOUNTANT
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

CUSTODIAN
Bankers Trust Company
16 Wall Street
New York, NY 10005

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA02110

ADMINISTRATOR
First Data Investor Services Group
4400 Computer Drive
P.O. Box 5108
Westboro, MA 01581-5108

OFFICERS OF ALLMERICA
INVESTMENT TRUST (AIT)
Richard M. Reilly, President
Robert T. Stemple, Vice President,
 Treasurer and Principal
 Accounting Officer
BOARD OF TRUSTEES OF AIT
John F. O'Brien, Chairman
Russell E. Fuller
Gordon Holmes
John D. Hunt
John Kavanaugh
Attiat F. Ott
Richard M. Reilly
Ranne P. Warner
Thomas S. Zocco

INVESTMENT SUB-ADVISERS
Allmerica Asset Management, Inc.
440 Lincoln Street
Worcester, MA 01653
 EQUITY INDEX FUND
 INVESTMENT GRADE INCOME FUND
 GOVERNMENT BOND FUND
 MONEY MARKET FUND

David L. Babson & Co. Inc.
One Memorial Drive
Cambridge MA 02142
 SMALL CAP VALUE FUND

Bank of Ireland
 Asset Management Limited
2 Greenwich Plaza
Greenwich, CT 06830
 SELECT INTERNATIONAL EQUITY FUND

Janus Capital Corporation
100 Fillimore Street - Suite 300
Denver, CO 80206
 SELECT CAPITAL APPRECIATION FUND

John A. Levin & Co., Inc.
One Rockefeller Plaza
New York, NY 10020
 SELECT GROWTH & INCOME FUND

Miller, Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19248
 GROWTH FUND

Nicholas-Applegate Capital Management
501 West Broadway - Suite 2000
San Diego, CA 92101
 SELECT AGGRESSIVE GROWTH FUND

Provident Investment Counsel
300 North Lake Avenue
Pasadena, CA 91101
 SELECT GROWTH FUND

INVESTMENT ADVISERS
Delaware International Advisers Ltd.
1818 Market Street
Philadelphia, PA 19103
 DELAWARE INTERNATIONAL EQUITY SERIES

Fidelity Management & Research Company
82 Devonshire Street
Boston, MA 02108
 FIDELITY VIPII ASSET MANAGER PORTFOLIO
 FIDELITY VIP EQUITY-INCOME PORTFOLIO
 FIDELITY VIP GROWTH PORTFOLIO
 FIDELITY VIP HIGH INCOME PORTFOLIO
 FIDELITY VIP OVERSEAS PORTFOLIO

Rowe Price-Fleming International, Inc.
100 E. Pratt Street
Baltimore, MD 21202
 T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                                    CONTENTS
-------------------------------------------------------------------------------
A LETTER FROM THE CHAIRMAN . . . . . . . . . . . . . . . . . . . . . . . . . . 2

PERFORMANCE SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

DOMESTIC & INTERNATIONAL EQUITY MARKET OVERVIEW. . . . . . . . . . . . . . . . 4
SELECT INTERNATIONAL EQUITY FUND . . . . . . . . . . . . . . . . . . . . . . . 6
DELAWARE INTERNATIONAL EQUITY SERIES . . . . . . . . . . . . . . . . . . . . . 7
FIDELITY VIP OVERSEAS PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . 8
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO  . . . . . . . . . . . . . . . . . 9
SELECT AGGRESSIVE GROWTH FUND. . . . . . . . . . . . . . . . . . . . . . . . .10
SELECT CAPITAL APPRECIATION FUND . . . . . . . . . . . . . . . . . . . . . . .11
SMALL CAP VALUE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
SELECT GROWTH FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
GROWTH FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
FIDELITY VIP GROWTH PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . .15
SELECT GROWTH AND INCOME FUND. . . . . . . . . . . . . . . . . . . . . . . . .16
EQUITY INDEX FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
FIDELITY VIP EQUITY-INCOME PORTFOLIO . . . . . . . . . . . . . . . . . . . . .18
FIDELITY VIPII ASSET MANAGER PORTFOLIO . . . . . . . . . . . . . . . . . . . .19

BOND MARKET OVERVIEW . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
FIDELITY VIP HIGH INCOME PORTFOLIO . . . . . . . . . . . . . . . . . . . . . .22
INVESTMENT GRADE INCOME FUND . . . . . . . . . . . . . . . . . . . . . . . . .23
GOVERNMENT BOND FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

MONEY MARKET OVERVIEW. . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
MONEY MARKET FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26

FINANCIALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

FOR FURTHER INFORMATION, SEE THE ACCOMPANYING ANNUAL REPORTS.

                           A LETTER FROM THE CHAIRMAN

[JOHN F. O'BRIEN PHOTO]

Dear Client:

It's remarkable how much can change in a year. After disappointing returns in all sectors of the market for 1994, 1995 brought historic gains in both the stock and bond markets.

     One look at several of the leading indices quickly shows just how phenomenal these gains were. Fueled primarily by tremendous advances in the technology and financial sectors, the Standard & Poor's 500-Registered Trademark-, an unmanaged index of the 500 leading stocks, capped the year with a total return of 37.5%. Nearly matching the stock market's record returns, 30-year U.S. Treasury bonds provided a total return of 34.15%. Investment grade corporate bonds also turned in an exceptionally strong performance - with a total return of 21.2% for the year, as measured by the Merrill Lynch Fixed Income Index.

     What nurtured this growth in both the equity and fixed income markets was a somewhat unusual combination of events. While interest rates declined, corporate earnings soared. And while inflation remained modest, the dollar strengthened.

     This year, I was particularly pleased with the ability of the money managers to capitalize on these favorable conditions. However, as welcome as 1995's rebound has been, it also underscores the cyclical nature of the financial markets. To cushion yourself against this inevitable volatility, I encourage you to remain focused on long-term results. By maintaining a long-term perspective, you won't be easily tempted to overreact to short-term performance. Think for a moment about those investors who responded to 1994's disappointing results by abandoning their investments early in 1995. Because they sold at market lows, these investors not only lost money early in the year - they also lost out on tremendous earnings potential throughout the year.

     Of course, no one can predict what's ahead for 1996. However, given 1995's record gains, it would be unrealistic to expect a repeat in 1996. It's important to keep in mind, though, that it is this volatility that presents opportunities.

     At Allmerica, we look forward to continuing to provide you with a broad array of products offering investment options managed by some of the world's leading investment advisers. Not only are we committed to carefully selecting each manager, we're also focused on continually monitoring their performance - ensuring they continue to earn their place on Allmerica's elite roster.

On behalf of the Board of Directors,


/s/ John F. O'Brien

John F. O'Brien
President and CEO
First Allmerica Financial Life Insurance Company



________________________________________________________________________________

"AS WELCOME AS 1995'S REBOUND HAS BEEN, IT ALSO UNDERSCORES THE CYCLICAL NATURE OF THE FINANCIAL MARKETS. TO CUSHION YOURSELF AGAINST THIS INEVITABLE VOLATILITY, I URGE YOU TO REMAIN FOCUSED ON LONG-TERM RESULTS."
________________________________________________________________________________

                               PERFORMANCE SUMMARY

    VARI-EXCEPTIONAL LIFE ('93) - AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/95

     FOR EASY REFERENCE, THE YEAR-END RETURNS FOR THE VARI-EXCEPTIONAL LIFE SUBACCOUNTS ARE SUMMARIZED BELOW.
         KEEP IN MIND THAT THESE RETURNS ARE NET OF ALL PRODUCT RETURNS.
        FOR RETURNS THAT DO NOT REFLECT THE DEDUCTION OF PRODUCT CHARGES,
      PLEASE REFER TO THE INDIVIDUAL PORTFOLIO REVIEWS BEGINNING ON PAGE 6.



                                             ONE    FIVE  LIFE OF
SUBACCOUNTS                                 YEAR    YEAR  SUBACCT
-----------------------------------------------------------------

ALLMERICA INVESTMENT TRUST
Select International Equity Fund(1)       18.28%    N/A     7.81%
Select Aggressive Growth Fund(2)          30.81%    N/A    12.85%
Select Capital Appreciation Fund(3)         N/A     N/A    38.52%
Small Cap Value Fund(2)                   16.28%    N/A     5.48%
Select Growth Fund(4)                     23.19%    N/A    12.65%
Growth Fund(5)                            31.31%    N/A    18.06%
Select Growth & Income Fund(7)            28.87%    N/A    18.12%
Equity Index Fund(6)                      34.66%    N/A    22.82%
Investment Grade Income Fund(6)           16.52%    N/A     9.31%
Government Bond Fund(8)                   11.79%    N/A     8.13%
Money Market Fund(9)                       4.64%    N/A     4.06%

DELAWARE GROUP PREMIUM FUND, INC.
Delaware International
 Equity Series(2)                         12.60%    N/A     7.61%

ROWE PRICE-FLEMING  INTERNATIONAL, INC.
T. Rowe Price International
 Stock Portfolio(3)                         N/A     N/A     5.39%

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND (VIPF AND VIPFII)
Fidelity VIP Overseas Portfolio(2)         8.44%    N/A     4.06%
Fidelity VIP Growth Portfolio(2)          33.85%    N/A    18.41%
Fidelity VIP Equity-Income
 Portfolio(2)                             33.58%    N/A    23.51%
Fidelity VIPII Asset Manager
 Portfolio(10)                            15.64%    N/A     8.46%
Fidelity VIP High Income Portfolio(2)     19.25%    N/A     9.81%

VEL '93
Upon surrender, a policy issued to a 36 year-old male, non-smoker for $250,000 with a $3,300 premium would be subject to a contingent deferred sales charge representing the following percentages of cumulative premiums:

1 YEAR         2 YEARS        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------
89.9%          49.4%          43.3%          23.4%          7.8%

For the same policy described above, the cost of insurance, which assures beneficiaries receive the full benefit payable through the policy, would represent the following percentage of cumulative premiums:

1 YEAR         2 YEARS        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------
10.5%          5.7%           3.9%           2.9%           1.8%


Performance figures given above are for the subaccounts of Vari-Exceptional Life which invest in the underlying funds listed. The performance figures shown do not reflect cost of insurance because the cost can vary with an insured's age and health, among other factors. An example showing the percentage of a premium that cost of insurance can represent is included after the performance chart.

1. Inception May 4, 1994         5. Inception April 8, 1994             9. Inception May 5, 1994
2. Inception April 7, 1994       6. Inception April 21, 1994           10. Inception May 12, 1994
3. Inception April 28, 1995      7. Inception April 19, 1994
4. Inception April 11, 1994      8. Inception May 11, 1994

All funds are not available in all states.

Performance numbers in this report are historic and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FOR MORE INFORMATION ABOUT THE PERFORMANCE OF THE UNDERLYING FUNDS, SEE THE PERFORMANCE REVIEWS BEGINNING ON PAGE 6.

                                                                              NY

DOMESTIC & INTERNATIONAL EQUITY MARKET OVERVIEW

1990-1991: Economic recession in the United States. A deep depression affects much of the former Soviet bloc countries.

1992: U.S. economy continues its slow recovery. Larger companies downsize while smaller firms thrive.

1993: A year of low interest rates and strong growth in the emerging markets.

1994: Federal Reserve Board raises interest rates six times stalling equity markets.

1995: Favorable economic conditions result in tremendous gains for the U.S. equity market. Europe turns in strongest performance of international equity markets.

     In 1995, an unusual convergence of economic conditions created the most favorable environment for the U.S. equity market in years. By February, investors became more confident that the Federal Reserve had successfully piloted its "soft landing" strategy - slowing growth while controlling inflation. As interest rates continued to fall, corporate earnings expanded. And while inflation remained modest, the dollar strengthened.

     Thanks to this extraordinary combination of conditions, every sector of the equity market produced gains in 1995 far above their historic averages. In general, those equity funds that favor growth investing approaches outperformed those that follow low valuation strategies.

     The most dramatic growth story, however, was in the large capitalization sector. Blue chip stocks sharply outperformed both their annual averages as well as the small- and mid-capitalization indices.

     The advance in the equity market was largely fueled by a rally in high technology stocks. Within this sector, stocks issued by companies benefiting from the increased demand for computing, networking and communication capabilities fared particularly well. The banking industry was also a top performer in 1995, as near record profitability levels and takeover activity spurred stock price increases.

     Twice during the year, the equity market's phenomenal growth set new milestones for the Dow Jones Industrial Average (DJIA). In February, the DJIA broke through the 4000 point barrier. And just nine months later in November, it topped 5000 for the first time in history.

     Throughout this tremendous growth period, assets streamed into stock funds. By year end, total stock fund assets reached a record $1.24 trillion, up more than 43% from 1994.

     Much of this rise can be attributed to increased participation in 401(k) and pension plans. As fund managers began to put this influx of assets to work, demand for stocks increased - driving stock prices even higher.



[GRAPHIC]

Profits surge at U.S. corporations, initiating historic gains in corporate stocks.

Dow Jones Industrial Average breaks 4000 barrier, powered by an emerging high tech rally.

[GRAPHIC]

--------------------------------------------------------------------------------
1995      JAN 95         FEB 95         MAR 95         APR 95         MAY 95
--------------------------------------------------------------------------------

Confidence builds that the Federal Reserve has succeeded in engineering a "soft landing."

[GRAPHIC]

Technology stocks soar as demand increases for computer, networking, and communication capabilities.

     In the fourth quarter, the U.S. equity market finally began to slow, as technology and telecommunications stocks showed some weakness. The Standard & Poor's 500, an unmanaged index of the 500 leading stocks, still managed a gain of 6.9% for the quarter - topping off a climb of 37.5% for the year, its best year since 1958.

     Given that the U.S. equity markets have all performed far above their averages for the year, market adjustments are a distinct possibility. While the fundamental outlook for equities remains optimistic, profitability levels have reached historic highs. Some corporations have already experienced difficulty in achieving earnings estimates. Any trend of this sort could serve as a catalyst for a market correction.

     In the international equity market, 1995 produced widely divergent returns. In general, Europe delivered the year's best gains while the Pacific Rim brought in mixed results.

     Europe's top-performing market was the United Kingdom (UK). Contributing to the UK's strong results were increased merger activity, a favorable interest rate environment, enhanced political stability (following Prime Minister John Major's mid-year emergence as the Conservative Party's leader), and continued strength in the U.S. equity market.

     In continental Europe, most major markets experienced strong advances - with the notable exceptions of France and Italy, both rocked by political uncertainty. The French market was also hurt by the impact of a strong currency and a high budget deficit. However, low inflation, declining interest rates and growing investor confidence sparked rallies in Switzerland, the Netherlands, Spain, Sweden and Ireland.

     In the Far East, the largest single market, Japan, ended the year up 1.4% - a result that masked considerable volatility during the year. Relative market strength in the second half of the year counter-balanced the market's poor performance in the first half of the year. While the yen's decline provided much needed relief to Japan's export sector, the banking crisis and other economic problems continued to depress stock prices.

     After a weak start, smaller Far Eastern markets gained some ground initially - only to retreat later in the year. In an attempt to prevent overheated economic growth, local governments tightened the money supply which in turn slowed equity advances.

     In Latin America, markets were generally weak in 1995. However, by the end of the year, the worst performers, Mexico and Brazil, recovered well from their early 1995 lows.

     Moving into 1996, prospects for the overall international equity market look promising - as long as major world economies continue to experience steady growth.

[GRAPHIC]

Japan begins to recover from earlier slump, although Nikkei closes year up only 1.4%.

International markets produce widely varying results, with Europe proving to be the year's top performer.

[GRAPHIC]

--------------------------------------------------------------------------------
     JUNE 95   JULY 95   AUG 95    SEPT95    OCT 95    NOV 95    DEC 95
--------------------------------------------------------------------------------

[GRAPHIC]

[GRAPHIC]

Dow Jones Industrial Average tops 5000 for the first time in history.

Stock fund assets reach a record $1.24 trillion, up 43% for the year.

                        SELECT INTERNATIONAL EQUITY FUND


INVESTMENT SUB-ADVISER:
Bank of Ireland Asset Management
Limited

ABOUT THE FUND: 011
Invests in companies around the world based on fundamental value and strong opportunities for growth.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:
Select International Equity Fund    19.63%
Morgan Stanley EAFE Index           11.55%
Lipper International Fund Index      9.28%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the geographic distribution of net assets was:


United Kingdom
31.94%

Indonesia 5.60%

Switzerland
9.37%

Australia
9.48%

Netherlands                   [PIE CHART]
10.85%

Singapore
7.76%

Malaysia 4.37%

Cash Equivalents
2.47%

Other 18.16%


THE SELECT INTERNATIONAL EQUITY FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.


     Significantly outperforming both its benchmark and peer group, the Select International Equity Fund returned an impressive 19.63% for 1995.

     This success can be attributed to the Fund manager's ability to pinpoint and capitalize on the year's key international investing themes.

     In response to Europe's low interest rate environment, Bank of Ireland Asset Management(BIAM) increased the Fund's weighting in insurance and banking stocks - adding positions in Lloyds TBS Group, Barclays Bank, and General Accident. Con-sequently, the Fund benefited from 1995's rally within the financial services sector.

     The Fund was also well positioned to capture growth within the European health care industry - a trend triggered by strong earnings from pharmaceutical companies and increased takeover activity.

     Foreseeing opportunities in emerging communications technology, the Fund management also targeted multimedia companies. These holdings made a significant contribution to the Fund's value - as strong corporate earnings and substantial takeover activity drove stock prices upward.

     One of the Fund's only underachieving themes this year was its "Cyclical Recovery Theme." BIAM had anticipated that cyclical stocks would regain ground in 1995 as the economy rebounded. But conservative industry analysts stubbornly held to their recessionary forecasts. Given the low growth/low inflation environment, the Fund's management continues to believe many cyclical stocks have considerable upside potential in 1996.

     The Fund's Far East holdings also performed well - particularly in the consumer spending and financial services areas. Going forward, management will look to increase its weighting in this region, except in Japan, where recovery may be somewhat delayed.

     In general, BIAM is optimistic that the world's major economies will continue to experience steady economic growth in 1996 - providing continuing opportunities for international investors.

GROWTH OF A $10,000 INVESTMENT SINCE 1994

[CHART]


--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Select International Equity Fund, since its inception on May 2, 1994, to a similar group of investments: the Morgan Stanley EAFEIndex and the Lipper International Fund Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE MORGAN STANLEY EAFE INDEX IS AN UNMANAGED INDEX OF EUROPEAN, AUSTRALIAN & FAR EAST STOCKS. THE LIPPER INTERNATIONAL FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST BROADLY INVESTED FUNDS WITHIN THE INTERNATIONAL FUND CATEGORY. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                      DELAWARE INTERNATIONAL EQUITY SERIES

Despite its risk-averse orientation, the Delaware International Equity Series Portfolio topped the Morgan Stanley Europe Australia Far East Index (MSCI EAFE Index) for 1995, delivering a total return of 13.72%.

     Two strategic allocation decisions largely account for Delaware International's success in outperforming its benchmark. First, the Portfolio was overweighted in the United Kingdom, which turned out to be one of Europe's top-performing markets. Just as significantly, the Portfolio was underweighted in Japan, where the Nikkei Index rose only a little over 1% for the year.

     Geographically, the United Kingdom represented the largest percentage of the Portfolio's holdings - totaling nearly 27% of net assets. Top holdings included a major airline, an entertainment company, food processors, and several retailers.

     The Portfolio also benefited from its sizable holdings in the British Commonwealth countries. Thanks to low inflation as well as governmental efforts to reform fiscal policy, positions in Australia, New Zealand, and Canada generally delivered strong returns.

     To cushion investors against stock price drops, the Portfolio's management continued to favor stocks with higher than average dividend yields - typically from relatively stable, large and mid-size companies. Given that promising stocks in Sweden and Switzerland did not generally fit this income-oriented selection criteria, the Portfolio did not participate in these robust markets. However, holdings in Belgium and in the Netherlands, another top-performing European market, did enhance overall performance.

     Of the Portfolio's Japanese holdings, the majority consisted of technology stocks which generally outperformed the Nikkei. Most of these holdings were in companies whose earnings were fueled by exports to other countries such as the United States.

     In 1996, the Portfolio's management will continue to seek to avoid undue risk by emphasizing diversification, by limiting holdings in markets believed to be over-valued or subject to economic or political instability, and by maintaining currency contracts as a defensive measure.


GROWTH OF A $10,000 INVESTMENT SINCE 1992

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Delaware International Equity Series, since its inception on October 29, 1992, to a similar group of investments: the Morgan Stanley EAFE Index and the Lipper International Fund Index. Performance benchmarking allows investors to objectively measure their portfolio's performance.
--------------------------------------------------------------------------------
THE MORGAN STANLEY EAFE INDEX IS AN UNMANAGED INDEX OF EUROPEAN, AUSTRALIAN & FAR EAST STOCKS. THE LIPPER INTERNATIONAL FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST BROADLY INVESTED FUNDS WITHIN THE INTERNATIONAL FUND CATEGORY. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.


INVESTMENT ADVISER:
Delaware International Advisers Ltd.

ABOUT THE FUND: 020
A value-oriented equity portfolio which seeks capital appreciation and income by investing in companies domiciled outside the United States.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Delaware International
 Equity Series                     13.72%
Morgan Stanley EAFE Index          11.55%
Lipper International Fund Index     9.28%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the geographic allocation of net assets was:

                              United
                              Kingdom
                              26.84%

                              Japan
                              13.93%

                              Australia
                              8.44%

     [PIE CHART]              France
                              6.84%

                              Netherlands
                              6.71%

                              Germany
                              6.10%

                              Other
                              31.14%

                         FIDELITY VIP OVERSEAS PORTFOLIO

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND: 105
A growth-oriented equity portfolio which seeks growth of capital by investing in foreign securities.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Fidelity VIP Overseas Portfolio     9.68%
Morgan Stanley EAFE Index          11.55%
Lipper International Fund Index     9.28%

PORTFOLIO COMPOSITION:
As of November 30, 1995, the geographic allocation of net assets was:


France 4.73%

Germany 5.02%

Netherlands
6.52%

Switzerland                   [PIE CHART]
8.19%

United
Kingdom
13.67%

Japan 19.02%

Other 42.85%


For the 12 months ending December 31, 1995, the Fidelity VIP Overseas Portfolio delivered a total return of 9.68%, trailing the Morgan Stanley EAFE Index but outperforming the Lipper International Fund Index.

     This solid performance can be generally attributed to three key moves: a de-emphasis on European cyclicals (those stocks whose rise and fall tend to track the ups and downs of the economy), an underweighting in stocks from emerging markets, and strong participation in Japan's recovery during the second half of the year.

     In Europe, the Portfolio's management strategically targeted consumer nondurable goods in place of cyclicals. This focus significantly benefited the Portfolio as investors swung toward companies with a stable earnings outlook. Conversely, the Portfolio's European financial services holdings turned out to be a disappointment, as they failed to keep up with the buoyant bond market.

     In the Pacific Rim and Latin America, the Portfolio's de-emphasis on emerging market stocks proved beneficial. These markets suffered from a general lack of investor interest in 1995.

     Throughout the year, the Portfolio maintained approximately 20% of its holdings in Japan. These holdings, comprised primarily of export-oriented manufacturers, can be viewed as a mixed blessing for the Portfolio. During the first half of the year, as Japanese markets declined sharply, these holdings hurt the Portfolio's performance. But during the second half of the year, as a weakening Yen and low interest rates fueled exports, this focus on Japanese stocks significantly enhanced the Portfolio's overall return.

     In anticipation of a Japanese economic recovery, the Portfolio's Japanese holdings have now been repositioned toward companies that stand to benefit from an increase in domestic sales rather than international exports. Selected stocks in certain emerging markets will also likely be added to the Portfolio over the next year, although they will remain a relatively small portion of the Portfolio. In Europe, the Portfolio's management will continue to de-emphasize cyclicals in favor of consumer nondurables which offer a more stable earnings outlook.

     In general, the Portfolio remains highly diversified across geographic regions.

GROWTH OF A $10,000 INVESTMENT SINCE 1987

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Fidelity VIP Overseas Portfolio, since its inception on January 28, 1987, to a similar group of investments: the Morgan Stanley EAFE Index and the Lipper International Index Fund. Performance benchmarking allows investors to objectively measure their portfolio's performance.
--------------------------------------------------------------------------------
THE MORGAN STANLEY EAFE INDEX IS AN UNMANAGED INDEX OF EUROPEAN, AUSTRALIAN & FAR EAST STOCKS. THE LIPPER INTERNATIONAL FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST BROADLY INVESTED FUNDS WITHIN THE INTERNATIONAL FUND CATEGORY. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

In 1995, the T. Rowe Price International Stock Portfolio successfully capitalized on the growth in selected international markets, turning in an 11.18% return for the year.

     The biggest contributor to the Portfolio's solid performance was its management's strategic stock selection. Applying fundamental research techniques, Rowe Price-Fleming continued to seek out companies with above-average growth rates and below-market valuations. Positive contributions from solid stock selection were slightly offset by mixed results from the Portfolio's geographic distribution.

     In response to accelerating European economies, the Portfolio maintained approximately 50% of its holdings in Europe - which proved to be the best performing region over the calendar year. Positions within the United Kingdom, as well as throughout parts of Continental Europe, significantly added to the Portfolio's value. Over the year, shifts in this segment of the Portfolio also resulted in additional buys in France and the Netherlands.

     While the Portfolio's holdings in the Netherlands boosted overall performance, exposure to the smaller markets of the Pacific Rim and Latin America did not. Results from Brazil, Mexico and Thailand were particularly disappointing in 1995. However, the Portfolio's management feels confident that these smaller markets now seem poised to outperform other international markets once again.

     In general, Rowe Price-Fleming remains optimistic about the overall outlook for international markets for 1996. Worldwide, the economic cycle continues to trend upward, corporate earnings appear generally healthy, and valuations look reasonable in many markets. As Japan emerges from its deep recession, the Portfolio's management feels this market will again offer attractive opportunities.

     By carefully balancing the Portfolio's country allocation with strategic stock selections in targeted markets, the Portfolio's management looks to continue maximizing these international growth opportunities.

GROWTH OF A $10,000 INVESTMENT SINCE 1994

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in T. Rowe Price International Stock Portfolio, since its inception on March 31, 1994, to a similar group of investments: the Morgan Stanley EAFE Index and the Lipper International Fund Index. Performance benchmarking allows investors to objectively measure their portfolio's performance.
--------------------------------------------------------------------------------
The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Index is a non-weighted index of the 30 largest broadly invested funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


INVESTMENT ADVISER:
Rowe Price-Fleming International, Inc.

ABOUT THE FUND: 150
The Portfolio seeks long-term growth through a highly diversified portfolio of foreign stocks.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

T. Rowe Price International
 Stock Portfolio                   11.18%
Morgan Stanley EAFE Index          11.55%
Lipper International Fund Index     9.28%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the geographic distribution of net assets was:

                              Europe
                              53.5%

                              Japan
                              24.8%

                              Far East
                              11.3%
     [PIE CHART]
                              Latin
                              America
                              2.6%

                              United States
                              5.1%

                              Other
                              2.7%

                          SELECT AGGRESSIVE GROWTH FUND

INVESTMENT SUB-ADVISER:
Nicholas-Applegate Capital Management

ABOUT THE FUND: 006
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock prices.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Select Aggressive Growth Fund      32.28%
Russell 2000 Index                 28.45%
Lipper Capital Appreciation
 Fund Index                        30.78%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:


Technology
22.92%

Financial 12.15%

Chemicals &
Drugs 11.02%

Electronics
10.07%

Consumer
Products                      [PIE CHART]
9.59%

Energy 6.86%

Durable Goods
5.87%

Cash Equivalents
2.43%

Other
19.09%


THE SELECT AGGRESSIVE GROWTH FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.

The Select Aggressive Growth Fund took strong advantage of the equity market's historic rise. It delivered a total return of 32.28%, sharply outperformed benchmarks for both the small- and mid-capitalization markets.

     This success can be primarily attributed to the Fund's strategic holdings in the technology arena. Its semiconductor, networking, software and equipment supplier stocks all contributed excellent double digit returns for the year.

     Three major trends fueled the growth in the Fund's technology segment. First, the increasing demand for enhanced computing capabilities proved a powerful catalyst for the growth in the Fund's semiconductor holdings.

     Secondly, the burgeoning popularity of the Internet among both corporations and individuals alike prompted the growth in the Portfolio's networking stocks. This provided strong relative strength in the fourth quarter when many technology stocks lost ground.

     Lastly, many companies' desire to upgrade their communication transmission capabilities signaled growth opportunities for equipment suppliers.

     Holdings within other market segments also significantly boosted the Fund's return - particularly in the producer/manufacturing, consumer nondurable, and retail trade areas.

     In pursuit of rising long-term values, Nicholas-Applegate focused its stock search on issues promising dramatic growth - regardless of the size of the issuing corporation. Because the best growth opportunities have historically been in the small and midcap area, the Fund's holdings tend to be concentrated in these capitalization segments. Given this concentration, the only trend the Fund did not fully participate in was the growth in blue chip stocks.

     After such tremendous growth in the equity markets, the Fund's management fully expects some market adjustments. Confident that it is well positioned for those potential fluctuations, the Fund's management will continue to seek out companies whose earnings growth appears to be sustainable over the long term.


GROWTH OF A $10,000 INVESTMENT SINCE 1992

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Select Aggressive Growth Fund, since its inception on August 21, 1992, to a similar group of investments: The Russell 2000 Index and the Lipper Capital Appreciation Fund Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE LIPPER CAPITAL APPRECIATION FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST CAPITAL APPRECIATION MUTUAL FUNDS. THE RUSSELL 2000 INDEX IS AN UNMANAGED COMPOSITE OF 2,000 SMALL CAPITALIZATION STOCKS. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                        SELECT CAPITAL APPRECIATION FUND

In a year when profits reached an all-time high for companies represented within the S&P 500 Index, few funds could hope to even parallel the Index's record-breaking 37.53% return.

     Yet the Select Capital Appreciation Fund exceeded that benchmark - delivering a 39.56% return for the eight-month period ended December 31, 1995. This accomplishment is even more impressive in light of the fact that the fund commenced operations at the end of April - by which time the S&P 500 had already gained nearly 13%.

     Superior stock selection proved critical to the Fund's enviable returns. Utilizing extensive, bottom-up research, the Fund's management continued to favor concentrated positions in individual securities - with a particular eye for rapidly-growing companies that offer franchises.

     A number of the Fund's most significant holdings benefited from timely developments in their prospective market arenas, including:

- PAGING NETWORK. The Fund's largest position, Paging Network, signed an agreement with Sprint - giving Sprint the right to re-sell Paging Network's services. This agreement follows on the heels of Paging Network's sales agreement with MCI last spring.

- INSIGNIA FINANCIAL. The largest real estate management company in the U.S., Insignia Financial entered into a joint venture with HFS, Inc. - another portfolio holding that franchises leading hotels and motels, including Howard Johnson's, Ramada, and Super 8. This joint venture offers attractive cross-selling opportunities to both partners.

- APS HOLDINGS. Another one of the Fund's key positions, APS Holdings recently acquired Parts, Inc., the largest member of the Parts Plus auto parts chain. This acquisition promises to pave the way for future stock earnings.

     While there may be no market "tail wind" to ease investors into 1996, the Fund's management expects its holdings to continue generating earnings power. Since buy decisions have centered on individual companies that can grow their earnings rapidly even in a weak economy, Janus Capital feels confident that the Select Capital Appreciation Fund can weather potential long-term market changes.

GROWTH OF A $10,000 INVESTMENT SINCE 1995

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Select Capital Appreciation Fund, since its inception on April 28, 1995, to a similar group of investments: the S&P 500 Index, the Russell 2000 Index and the Lipper Capital Appreciation Fund Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD &POOR'S CORPORATION. THE RUSSELL 2000 INDEX IS AN UNMANAGED COMPOSITE OF 2,000 SMALL CAPITALIZATION STOCKS. THE LIPPER CAPITAL APPRECIATION FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS IN THE CAPITAL APPRECIATION INVESTMENT OBJECTIVE. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.


INVESTMENT SUB-ADVISER:
Janus Capital Corporation

ABOUT THE FUND: 012
The Fund seeks to construct a concentrated portfolio of rapidly growing, reasonably valued stocks.

PERFORMANCE:
Net total return for the period ending December 31, 1995:

Select Capital
 Appreciation Fund*           39.56%
S&P 500 Index                 37.53%
Russell 2000 Index            28.45%
Lipper Capital Appreciation
  Fund Index                  30.78%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:

                              Business Services
                              17.45%

                              Health Services
                              11.23%

                              Financial
                              10.68%

                              Chemicals
                              & Drugs
                              10.45%

     [PIE CHART]              Telecommunications
                              9.25%

                              Food Services
                              5.30%

                              Retail
                              4.01%

                              Durable Goods
                              3.74%

                              Cash & Equivalents
                              6.28%

                              Other
                              21.61%


THE SELECT CAPITAL APPRECIATION FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.

*SINCE ITS INCEPTION ON APRIL 28, 1995.

                              SMALL CAP VALUE FUND

INVESTMENT SUB-ADVISER:
David L. Babson & Co. Inc.

ABOUT THE FUND: 009
Invests in attractively valued small companies believed to have above-average potential for capital appreciation.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Small Cap Value Fund               17.60%
Russell 2000 Index                 28.45%
Lipper Small Co. Growth Index      31.43%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:


Consumer
Products
20.97%

Durable Goods
18.82%

Financial 7.56%

Retail
7.20%

Automotive                    [PIE CHART]
6.97%

Energy
6.63%

Chemicals &
Drugs 5.51%

Metals &
Mining
4.60%

Cash Equivalents
8.76%

Other
12.98%


THE SMALL CAP VALUE FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.

For the period ending December 31, 1995 the Small Cap Value Fund delivered a total return of 17.60%, underperforming its benchmark.

     Throughout the year, the Small Cap Value Fund's emphasis on attractively valued, yet out-of-favor companies put it at a relative disadvantage. What the market favored instead were several highly popular segments in which the Fund was not heavily weighted. These segments included high technology, which proved the star in 1995's small capitalization universe, and banking, where near-record profitability levels and take-over activity spurred increases.

     Despite the dramatic rise of high technology and banking stocks in 1995, the Fund's management is skeptical about the ability of both groups to sustain these unusually high profitability levels. Thus, the Fund remains underweighted in both of these sectors.

     Relative to the Russell 2000 Index, the Fund was overweighted favorably in the areas of energy and producer durables - both of which turned out to be strong-performing sectors. The best performing portfolio stocks in these areas included Precision Castparts (up 96%), a manufacturer of complex structural casting; Nabors Industries (up 71%), providing oil and gas drilling services; and Devon Energy (up 40%), an oil and gas exploration and production company.

     Buyout offers also enhanced the Small Cap Value Fund's performance in 1995. Clearly, corporate strategic planners saw significantly more value in several of the Fund's holdings than the stock market did. For example, CCH Inc, a tax and business law information services company, received a friendly offer at over double its then existing market valuation.

     Moving ahead, David L. Babson & Co. Inc. will continue to apply its disciplined, value-oriented approach to search for small capitalization companies with promising long-term fundamentals.

GROWTH OF A $10,000 INVESTMENT SINCE 1993

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Small Cap Value Fund, since its inception on April 30, 1993, to a similar group of investments: the Russell 2000 Index and the Lipper Small Company Growth Fund Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE RUSSELL 2000 INDEX IS AN UNMANAGED COMPOSITE OF 2,000 SMALL CAPITALIZATION STOCKS. THE LIPPER SMALL COMPANY GROWTH FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST SMALL COMPANY GROWTH FUNDS. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                               SELECT GROWTH FUND

Benefiting from the second and third quarter's boom in technology and financial service stocks, the Select Growth Fund returned 24.59% for 1995.

     During the first few months of the year, the Fund was negatively affected by investors' attraction to large capitalization stocks. Since the Fund is comprised primarily of faster-growing companies, it lagged the indices during the first quarter.

     However, during the second and third quarters, when investors rotated into high growth stocks, the Fund's technology and specialty finance holdings boosted overall performance.

     In the fourth quarter, the Fund again underperformed its benchmark. As investors began to worry about the sustainability of the technology sector's tremendous growth, they rotated back into large capitalization stocks in an effort to lock in their 1995 gains. In response, the Fund's management reduced exposure in this sector. However, Provident Investment Counsel believes that much of the technology "sell off" was unwarranted. So it retained key holdings in technology companies offering compelling growth prospects - including Hewlett-Packard, Oracle, and Informix. However, this strategy caused the Fund to lose ground relative to the S&P 500 Index, particularly in November and December.

     Looking ahead, the Fund's management remains optimistic about the prospects for growth stocks in general - and for companies involved in networking, client server and database businesses in particular. As the equity markets cool down, Provident Investment Counsel believes that prospects for companies with strong growth in earnings, should again heat up - enabling these holdings to achieve superior growth rates relative to their cyclical counterparts.

     While the Fund's holdings are diversified across a wide range of industries, Provident will continue to seek out stocks that share one common trait: a prospect for exceptional growth.

GROWTH OF A $10,000 INVESTMENT SINCE 1992

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE   The chart above compares the value of a
$10,000 investment in the Select Growth Fund, since its inception on August 21, 1992, to a similar group of investments: the S&P 500 Index and the Lipper Growth Fund Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD &POOR'S CORPORATION. THE LIPPER GROWTH FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST GROWTH MUTUAL FUNDS. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.


INVESTMENT SUB-ADVISER:
Provident Investment Counsel

ABOUT THE FUND: 007
Invests in companies believed to have long-term potential for strong earnings and growth.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Select Growth Fund            24.59%
S&P 500 Index                 37.53%
Lipper Growth Fund Index      31.48%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:


                              Technology
                              24.14%

                              Electronics
                              11.46%

                              Financial
                              10.79%

                              Health Services
                              7.78%

     [PIE CHART]              Consumer Products
                              6.51%

                              Business Services
                              6.42%

                              Chemicals & Drugs
                              6.27%

                              Telecommunications
                              5.05%

                              Cash Equivalents
                              10.99%

                              Other 10.59%

THE SELECT GROWTH FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.

                                   GROWTH FUND

INVESTMENT SUB-ADVISER:
Miller, Anderson & Sherrerd, LLP

ABOUT THE FUND: 001
Invests in stocks that have a long-term potential for solid earnings growth and capital appreciation.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Growth Fund                   32.80%
S&P 500 Index                 37.53%
Lipper Growth Fund Index      31.48%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:

Durable Goods
16.45%

Financial 17.27%

Chemicals
& Drugs 12.63%

Consumer
Staples
6.55%

Energy                        [PIE CHART]
7.01%

Technology
6.29%

Consumer
Products 6.05%

Utilities 5.67%

Cash Equivalents
5.81%

Other 16.27%


THE GROWTH FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.


Outperforming the average equity manager for the year, the Growth Fund produced a total return of 32.8% for 1995. Even though overall market gain was dominated by growth in a few top-performing groups, the Growth Fund succeeded with well diversified holdings across market sectors.

     While sector allocation had little impact on the Fund's overall performance, stock selection within the sectors provided mixed contributions. Several holdings produced exceptionally high returns, including Seagate (97.9%) and Intel (78.2%) in technology; Chemical Bank (68.8%), and Fannie Mae (75.4%) and Freddie Mac (68.3%) in financial. These gains were somewhat offset by underperformance in other holdings, including Archer-Daniels-Midland (-7.7%) in foods and Cummins Engine (-16.3%) in heavy industrials.

     Throughout the year, the Fund's management did carry a modest cash position
- a position which somewhat constrained its overall performance. This position was established when the Federal Reserve was raising interest rates - typically an unfavorable climate for equities. After the 1995 stock market ignored this traditional signal, the Fund's management reduced its cash position and increased its holdings in three groups with attractive valuations: the automobile, tobacco, and airline sectors.

     Going forward, the Fund's management favors stocks from companies whose recent restructuring actions seem likely to enhance efficiencies. Included in this group are Aetna and Chemical Bank in the financial services sector, British Petroleum in the oil industry, and Burlington Northern, Union Pacific and AMR Corporation in the transportation group.

     In July of 1995, the partners of Miller, Andersen & Sherrerd, LLP agreed to sell their operations to the Morgan Stanley Asset Management Company. However, they will continue operating as a distinct entity and employing the same investment philosophy.

     In 1996, Miller, Anderson & Sherrerd, LLP expects domestic stocks to be outperformed by foreign equities. Accordingly, the Fund now reflects a somewhat defensive strategy, preparing for moderate corporate profits as the business expansion matures.

GROWTH OF A $10,000 INVESTMENT SINCE 1985

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Growth Fund, since its inception on April 29, 1985, to a similar group of investments: the S&P 500 Index and the Lipper Growth Fund Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD & POOR'S CORPORATION. THE LIPPER GROWTH FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS WITHIN THE GROWTH INVESTMENT OBJECTIVE. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                          FIDELITY VIP GROWTH PORTFOLIO

For 1995, the Fidelity VIP Growth Portfolio posted an attractive 35.36% return - outperforming the average growth portfolio for the year and nearly matching the S&P 500 Index's historic high.

     Throughout the year, the technology sector served as the primary source of the Portfolio's returns. Although technology shares were generally quite weak in the fourth quarter as business fundamentals slowed, these declines were more than offset by their exceptionally strong results in the second and third quarters.

     Tempering the positive contribution from the technology shares during the year were the Portfolio's holdings in the retail sector. Although these holdings were concentrated in specialty retailers - the group of retailers that posted the sector's strongest earnings growth - share prices still suffered. Investor concerns about retailers' excess inventory and consumers' abundant debt stubbornly clouded the entire retail category.

     Entering the first quarter of 1996, technology stocks remain the Portfolio's primary focus - although they constitute a slightly lower percentage of the Portfolio's holdings than in the final quarter of 1995.

     Since business fundamentals have slowed for many firms, share prices reflect sharply lower expectations. Thus, the Portfolio's areas of increased emphasis now include moderately higher levels of cash equivalents as well as segments of health care and retailing. This positioning reflects the management's more cautious view for the early months of 1996.

     Rather than trying to predict a turnaround in a company's earnings, the Portfolio's management will continue to seek out long-term growth stocks that demonstrate good earnings momentum or strong growth rates.


GROWTH OF A $10,000 INVESTMENT SINCE 1986

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in Fidelity VIP Growth Portfolio, since its inception on October 9, 1986, to a similar group of investments: the S&P 500 Index and the Lipper Growth Fund Index. Performance benchmarking allows investors to objectively measure their portfolio's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD & POOR'S CORPORATION. THE LIPPER GROWTH FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS WITHIN THE GROWTH INVESTMENT OBJECTIVE. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.


INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND: 104
The Portfolio seeks growth opportunities in both small-capitalization and mid-capitalization equities.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Fidelity VIP Growth Portfolio      35.36%
S&P 500 Index                      37.53%
Lipper Growth Fund Index           31.48%

PORTFOLIO COMPOSITION:
As of November 30, 1995, the sector allocation of net assets was:

                              Technology
                              43.62%

                              Utilities 9.52%

                              Retail 7.22%

                              Health Care
                              5.69%

     [PIE CHART]              Media &
                              Leisure 3.78%

                              Industrial
                              Machine &
                              Equipment
                              3.69%

                              Other 26.48%

                          SELECT GROWTH AND INCOME FUND


INVESTMENT SUB-ADVISER:
John A. Levin & Co., Inc.

ABOUT THE FUND: 008
A "value" approach to investing in high-quality stocks with a strong potential for growth and above-average dividend yields.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Select Growth and Income Fund      30.32%
S&P 500 Index                      37.53%
Lipper Growth & Income
  Fund Index                       30.47%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:

Financial
20.70%

Durable Goods
14.11%

Utilities 4.81%

Technology
7.18%

Energy
7.78%

Automotive                    [PIE CHART]
7.63%

Chemicals
& Drugs
9.94%

Consumer
Products
12.41%

Cash
Equivalents
8.14%

Other 7.30%


THE SELECT GROWTH AND INCOME FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.

Nearly paralleling the Lipper Growth & Income Fund Index, the Select Growth and Income Fund gained 30.32% for 1995.

     For the year, the Fund's management produced few stock-specific disappointments - thanks to its thorough, bottom-up research orientation. True to its philosophy, however, John A. Levin & Co., Inc. sought to mediate risk by maintaining a diverse portfolio. This approach left the Fund underweighted in technology, which hampered growth in the first three quarters. However, it augmented performance during the fourth quarter.

     The Select Growth and Income Fund did maintain selected technology-sector holdings, although management refrained from initiating new positions. The Fund's management continues to closely monitor the technology sector, actively looking for investment candidates - particularly given the corrections sustained by the sector in the final months of 1995.

     Several of the Fund's equity holdings benefited dramatically from corporate restructuring and process re-engineering. These developments promise to boost profit margins further and help sustain recent earnings improvements.

     In its effort to construct a less volatile portfolio, the Fund's management also maintained positions in convertible securities and other specialized instruments - a diversity that was not well rewarded by the recent gains in both the bond and equity markets. However, Levin & Co. continues to believe that the future health of the market requires - and is therefore vulnerable to - an important correction.

     In seeking significant downside protection, the Fund will continue to hold positions in a broad spectrum of stocks as well as certain convertible securities and other purchases which appear to offer more predictable rates of return. The Fund's management feels confident this continued focus on diversification can offer significant gains in up markets - while enabling it to outperform its benchmarks in down markets.


GROWTH OF A $10,000 INVESTMENT SINCE 1992

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Select Growth and Income Fund, since its inception on August 21, 1992, to a similar group of investments: the S&P 500 Index and the Lipper Growth & Income Fund Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD & POOR'S CORPORATION. THE LIPPER GROWTH & INCOME FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS WITHIN THE GROWTH AND INCOME INVESTMENT OBJECTIVE. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                                EQUITY INDEX FUND

Participants in the Equity Index Fund were rewarded with a 36.18% total return for the year ending December 31, 1995 - nearly mirroring the S&P 500 Index's extraordinary 37.53% gain.

     In striving to match the total return of the Standard & Poor's 500 Index as closely as possible, the Fund's management invested more than three-quarters of its holdings in stocks represented by the S&P 500 Index. Thus, the Fund's performance closely tracked the equity market's general trends throughout the year.

     In the first two quarters of 1995, the Fund participated in the tremendous high technology rally as well as the resurgence of casino stocks and major commercial and investment banks. The few holdings that declined were based on the cyclical nature of each group, rather than any overall stock market weakness.

     The Fund's third quarter growth was driven by a rebound in technology and medical stocks - along with continued growth in the mining, communications and footwear industries. Transportation equipment and container industries, however, continued to lag the market.

     In the fourth quarter, two key factors pushed all stock indices down from their previous highs. First, semiconductor prices were volatile throughout the quarter. Secondly, investors began to take their profits by selling stocks to cash in on their gains. Retail stocks faced the biggest decline over the quarter as they suffered from weaker than expected sales.

     Throughout the year, the Fund's holdings were particularly invigorated by the unprecedented flow of new assets into the equity market. In general, stock fund assets were up 43% for the year, reaching a record $1.24 trillion. Increased 401(k) and pension plan contributions drove up both the demand and the price of stocks.

     The Fund's management remains optimistic about the equity market's outlook for 1996 - expecting continued slow growth, moderate inflation and low interest rates.

GROWTH OF A $10,000 INVESTMENT SINCE 1990

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Equity Index Fund, since the Fund's inception on September 28, 1990 to a similar group of investments: the S&P 500 Index and the Lipper Growth & Income Fund Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD & POOR'S CORPORATION. THE LIPPER GROWTH & INCOME FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS WITHIN THE GROWTH & INCOME INVESTMENT OBJECTIVE. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.


INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND: 004
Aims to replicate the returns of the S&P 500 Index.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Equity Index Fund             36.18%
S&P 500 Index                 37.53%
Lipper Growth & Income
  Fund Index                  30.47%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:


                              Financial
                              13.94%

                              Consumer
                              Products
                              11.70%

                              Utilities
                              10.49%

                              Energy
                              9.49%

     [PIE CHART]              Durable Goods
                              7.94%

                              Chemicals &
                              Drugs 7.06%

                              Consumer
                              Staples
                              6.78%

                              Electronics
                              6.32%

                              Health Services
                              6.26%

                              Cash
                              Equivalents
                              0.91%

                              Other
                              19.11%


THE EQUITY INDEX FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.

                      FIDELITY VIP EQUITY-INCOME PORTFOLIO

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND: 103
Invests primarily in income-producing equity securities.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Fidelity VIP Equity-Income
 Portfolio                    35.09%
S&P 500 Index                 37.53%
Lipper Growth &Income
 Fund Index                   30.47%

PORTFOLIO COMPOSITION:
As of November 30, 1995, the sector allocation of net assets was:


Health Care
6.13%

Industrial Machine
& Equipment 6.68%

Energy
6.13%

Utilities                     [PIE CHART]
7.45%

Nondurables
9.11%

Finance
19.07%

Other
45.43%


Even though 1995's bull market favored more aggressive funds, the Fidelity VIP Equity-Income Portfolio posted a total return of 35.09%. This return placed the Portfolio among the top of all equity income funds, and only modestly behind the growth-oriented S&P 500 Index.

     Propelling this growth were the Portfolio's holdings in financial services and Regional Bell Operating Companies as well as in a broad group of defense and aerospace stocks. Energy holdings also boosted results earlier in the year, but generally hampered results in the second half of the year.

     While the consumer nondurable issues held by the Portfolio generally performed well, the relative low allocation to this strong performing group detracted from results.

     Going into the first quarter of 1996, the Portfolio's management has made few adjustments to the Portfolio's overall holdings. In general, these holdings reflect a cautionary outlook for corporate profits, based on the expectation that many companies will have difficulty posting increases in 1996.

     Financial stocks remain the Portfolio's largest industry allocation, representing nearly 20% of total assets. In this sector, holdings are focused in mortgage agencies and multi-line insurers, with banks playing a lesser role. Regional Bell Operating Companies remain prominent, given prospects for deregulation and expanded business opportunities.

     Since valuations for integrated oil companies appear reasonable, several stocks in this category have also been added. Similarly, the Portfolio's management feels selected industrial stocks appear attractive, namely those whose stock prices seem to adequately reflect the anticipation of weak earnings.


GROWTH OF A $10,000 INVESTMENT SINCE 1986

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in Fidelity VIP Equity-Income Portfolio, since its inception on October 9, 1986, to a similar group of investments: the S&P 500 Index and the Lipper Growth &Income Fund Index. Performance benchmarking allows investors to objectively measure their portfolio's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD & POOR'S CORPORATION. THE LIPPER GROWTH &INCOME FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS WITHIN THE GROWTH & INCOME INVESTMENT OBJECTIVE. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                     FIDELITY VIPII ASSET MANAGER PORTFOLIO

For the one-year period ending December 31, 1995 the Fidelity VIPII Asset Manager Portfolio returned 16.96%.

     Rebounding from a disappointing first and second quarter, the Portfolio turned in a strong third quarter performance - outpacing both the S&P 500 Index and the Lipper Flexible Portfolio's average. Two key factors contributed to this positive upturn: management's decision to increase allocation to domestic equities and improved performance of the Japanese market. Fourth quarter returns also enhanced the Portfolio's overall value, as allocations to domestic sectors did well - particularly in health care, aerospace and defense. Profits were also taken in the financial sector.

     In general, exposure to Japanese equities - beginning early and lasting all year - negatively affected the Portfolio's performance in 1995. While the Japanese market did emerge from its slump in the second half of the year, it still finished well behind the U.S. market. Even the positive performance from Japanese holdings in the fourth quarter was offset almost entirely by the Yen's weakening against the U.S. dollar.

     The Portfolio was also highly exposed to median capitalization stocks, which generally lagged large capitalization stocks.

     In hindsight, the Portfolio was also underweighted in U.S. securities and overweighted in foreign securities and cash equivalents. Throughout the year, cash positions were slowly reduced and redeployed into Japanese equities.

     The fixed income portion of the Portfolio benefited from falling U.S. interest rates. However, since 1995's declining rates favored longer-term securities, the Portfolio's shorter-term holdings underperformed the benchmark. Management did capture the domestic bond market's superior returns - by consistently increasing U.S. government obligations and significantly decreasing non-dollar denominated debt.

     Going forward, the Portfolio's management will continue to seek an efficient mixture among the three asset classes to provide high returns over the long term.


GROWTH OF A $10,000 INVESTMENT SINCE 1989

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in Fidelity VIPII Asset Manager Portfolio, since the Portfolio's inception on September 6, 1989 to a similar group of investments: the S&P 500 Index and the Lipper Flexible Portfolio. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. S&P 500 INDEX IS A REGISTERED TRADEMARK OF THE STANDARD & POOR'S CORPORATION. THE LIPPER FLEXIBLE PORTFOLIO IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS WITHIN THE FLEXIBLE PORTFOLIO FUND CATEGORY. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.


INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND: 106
A growth-oriented portfolio which provides diversification by investing across a variety of asset classes including stocks, bonds and money market instruments.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Fidelity VIPII Asset
 Manager Portfolio            16.96%
S&P 500 Index                 37.53%
Lipper Flexible Portfolio     23.43%

PORTFOLIO COMPOSITION:
As of November 30, 1995, the sector allocation of net assets was:


                              Health Care
                              9.26%

                              Industrial
                              Machine &
                              Equipment
                              3.95%

     [PIE CHART]              Media & Leisure
                              4.64%

                              Retail 4.05%

                              Basic Industries
                              2.89%

                              Energy 2.56%

                              Other 72.65%

BOND MARKET OVERVIEW

1992: Government and corporate bonds outperformed the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

     For the U.S. fixed income market, 1995 was indeed a very favorable year. In fact, 1995's bond market turned in its third best performance in the past 30 years.

     By February 1995, investors became more confident that the Federal Reserve had successfully piloted its "soft landing" strategy - slowing growth while controlling inflation. This growing confidence quickly transformed the bond market's initial negative outlook into expectations for double-digit returns.

     Overall, the year's dramatic decline in interest rates rewarded bonds with longer durations. Thirty-year U.S. Treasury bonds provided a total return (principal appreciation and interest return) of 34.15% - approaching the historic return of the U.S. stock market. Conversely, the short-end of the yield curve turned in a 14.41% total return for the year (as measured by the Lehman Intermediate Government Index, an unmanaged index of average yield U.S. intermediate fixed-income bonds).

     Corporate bonds were among the market's top-performing issues for 1995. After advancing only 3.4% in 1994, investment grade corporate bonds achieved a 1995 total return of 21.2% (as measured by the Merrill Lynch Fixed Income Index).

     Strong earnings trends, coupled with strong demand and limited new supply, served to accentuate gains in the corporate sector throughout the year -- particularly in the industrial and finance categories. Not only did corporate issues offer excellent yield enhancement for many portfolios, they also served to narrow yield spreads relative to U.S. Treasuries.

     After a slow start, high yield bonds also saw increased investor interest in the second half of 1995. As the stream of positive economic news continued, concerns about moving up to "quality issues" dissipated. Now willing to accept potentially



Bond funds rally for the first time in more than a year, up 3.85%.

Strong earnings and low volatility make corporate bonds one of the biggest success stories throughout the year.

[GRAPHIC]

--------------------------------------------------------------------------------
1995      JAN 95         FEB 95         MAR 95         APR 95         MAY 95
--------------------------------------------------------------------------------

Confidence builds that the Federal Reserve has succeeded in engineering a "soft landing."

[GRAPHIC]
higher risks in exchange for the promise of higher returns, more investors began seeking return opportunities in the high yield market.

     Despite a heavy schedule of new issues in the third quarter, the high yield market delivered solid results. In the fourth quarter, the high yield market again produced positive performance - but failed to keep pace with both U.S. Treasuries and investment grade corporate bonds. This underperformance can be attributed to a variety of factors - including some disappointing third quarter corporate earnings, increased supply of new issues, and investor concern with some highly-publicized defaults in the sector.

     Mortgage-backed securities proved to be the biggest disappointment in the 1995 fixed income market. These issues, backed by mortgage obligations, were negatively affected by declining interest rates throughout the year. As homeowners saw interest rates fall, many decided to refinance their mortgages at lower rates. This increase in refinancing activity lowered the expected rate of return on mortgage securities - as loans backing these securities were paid off earlier than expected.

     Even after a small rally in December, mortgage-backed issues still seemed attractively priced relative to their valuations. However, it remains unclear as to whether this value will be realized sooner or later.

     Going forward, prospects for the overall bond market remain generally positive - as long as inflation remains in check and economic growth doesn't resurge. But enthusiasm for fixed income securities could be dampened by a number of other possible events in 1996 - such as a failure to re-elect the Federal Reserve Chairman or an inability to resolve the budget im-passe in Washington. Such events could shake investor confidence and precipitate a return to single-digit returns.

     Regardless of specific events, however, it's unlikely that 1996 returns will be able to match 1995's historic levels, unless there were to be an unexpected collapse in interest rates.



Low interest rates motivate more refinancing, negatively impacting mortgage-backed securities.

[GRAPHIC]

Federal Reserve lowers Federal Funds target rate for second time this year to 5.50%.

[GRAPHIC]

--------------------------------------------------------------------------------
     JUNE 95   JULY 95   AUG 95    SEPT95    OCT 95    NOV 95    DEC 95
--------------------------------------------------------------------------------

[GRAPHIC]

Federal Reserve lowers target rate for Federal Funds to 5.75%, easing money supply.

[GRAPHIC]

Budget resolutions in Washington promise progress on federal deficit reduction.

The 30-year U.S. Treasury bond posted a 34.15% total return, approaching the return of the U.S. stock market.

Lehman Brothers Government and Corporate Bond Index ends year up 18.43%, the third strongest performance in the last 30 years.

                       FIDELITY VIP HIGH INCOME PORTFOLIO

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND: 102
Seeks high income and growth of capital by investing primarily in high-yielding, lower-rated, fixed-income securities.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Fidelity VIP High
 Income Portfolio             20.72%
Merrill Lynch High Yield
 Master Index                 19.91%
Salomon Brothers
 High-Yield Index             19.71%

PORTFOLIO COMPOSITION:
As of November 30, 1995, the sector allocation of net assets was:


Leisure &
Lodging 12.7%

Energy/Oil/Gas
9.4%

Media 9.2%

Insurance                     [PIE CHART]
6.7%

Communications
6.1%

Retail 5.4%

Other 50.5%


Benefiting from surges in both the equity and fixed-income markets, the Fidelity VIP High Income Portfolio delivered a 20.72% return for 1995. Consistent strong performance throughout the year enabled the Portfolio to slightly outpace its benchmark.

     During the first quarter, the Portfolio's success can be primarily attributed to its exposure to consumer-based industries - including media/leisure, cable, and nondurables. Improved earnings momentum in these industries sparked investor interest and raised price levels.

     Only the second quarter brought disappointing results for the Portfolio, largely due to exposure to one particular security that filed for bankruptcy. But performance quickly picked up again in the third quarter - driven primarily by the Portfolio's reduced exposure to over-valued zero coupon securities, as well as to lower quality securities.

     In the fourth quarter, the Portfolio's early exposure to broadcast technology issues paid off handsomely. Following Federal Trade Commission auction announcements and news of key contracts, investors recognized the value these companies offer. During this quarter, corporate restructurings, deleveraging activities, and industry re-evaluations also benefited a number of creditors - and enhanced the Portfolio's overall performance.

     Moving into the first quarter of 1996, the Portfolio is more cautiously positioned. The Portfolio's management is now focused on more conservative, growth-oriented sectors. Despite this cautious economic outlook, the Portfolio is still active in some cyclical issues - which it judges to be attractively valued following recent deleveraging activity.

     In seeking an above average yield, the Portfolio's management will continue to employ its detail-oriented approach to stock selection, maintaining close contact with individual companies that are either already represented in the portfolio or under consideration.


GROWTH OF A $10,000 INVESTMENT SINCE 1985

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in Fidelity VIP High Income Portfolio, since its inception on September 19, 1985, to a similar group of investments: the Merrill Lynch High Yield Master Index and the Salomon Brothers High Yield Index. Performance benchmarking allows investors to objectively measure their portfolio's performance.
--------------------------------------------------------------------------------
THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED INDEX OF HIGH YIELD BONDS. SALOMON BROTHERS HIGH-YIELD INDEX TRACKS THE PERFORMANCE OF HIGH YIELD SECURITIES TRADES IN THE U.S. BOND MARKET. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

                          INVESTMENT GRADE INCOME FUND

The Investment Grade Income Fund capitalized on the year's extraordinary fixed income market - posting a total return of 17.84%.

     Throughout 1995, the Fund benefited from its overweighted position in corporate bonds. The strong demand and limited new supply in this market, coupled with positive corporate earnings trends, supported solid results.

     The Fund's gains from the corporate sector were diluted by two troubled issues. National discount retailer K-Mart suffered from unexpected liquidity concerns and bankruptcy rumors - prompting the Fund's management to sell this position. Another holding the Fund's management is watching cautiously is Sithe Independence Funding Corporation ("Sithe"), an independent power producer in upstate New York. While Sithe is involved in potentially protracted contract renegotiations, the Fund's management anticipates these issues will be favorably resolved.

     Overall, Allmerica Asset Management remains bullish on corporate bonds. The Fund's management believes several sectors are currently undervalued and provide significant upside potential - including cable television, media, and oil and gas.

     In the area of mortgage-backed securities, the Fund has suffered from the sector's overall volatility. After a weak second quarter, the Fund's management reduced exposure to this sector. Consequently the Fund missed out on the third quarter's strong returns.

     Moving into 1996, the Fund will remain underweighted in mortgage-backed securities, as management expects this sector to be outperformed by corporate bonds.

     Allmerica Asset Management wrapped up 1995 with a much more conservative view of the market's economic and fiscal fundamentals. While moderating its expectations, the Fund's management still anticipates that a federal deficit reduction package and slower consumer spending will bode well for the coming year's bond market.


GROWTH OF A $10,000 INVESTMENT SINCE 1985

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Investment Grade Income Fund, since its inception on April 29, 1985, to a similar group of investments: the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt BBB Rated Index. Performance benchmarking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX OF AVERAGE YIELD U.S. INVESTMENT GRADE BONDS. THE LIPPER CORPORATE DEBT BBB RATED INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS WITHIN THE CORPORATE BBB DEBT FUND CATEGORY. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.


INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND: 002
The Fund's objective is to generate high level of total return, while preserving shareholder capital.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Investment Grade Income Fund   17.84%
Lehman Brothers Aggregate
 Bond Index                    18.47%
Lipper Corp. Debt BBB
  Rated Index                  18.04%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:


                              US Government &
                              Agency Obligations
                              57.68%



     [PIE CHART]              Corporate
                              Notes
                              and Bonds
                              30.30%



                              Cash Equivalents
                              and Other 12.02%


THE INVESTMENT GRADE INCOME FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT
TRUST.

                              GOVERNMENT BOND FUND

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND: 005
The Fund's objective is to generate high income for investors while preserving capital and maintaining liquidity.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Government Bond Fund           13.06%
Lehman Brothers
  Government Bond Index        14.41%
Lipper General U.S.
  Government Fund Index        16.79%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:

U.S.
Government
& Agency
Obligations
83.71%

Asset Backed                  [PIE CHART]
Securities
7.85%

Cash
Equivalents
and Other
8.44%

THE GOVERNMENT BOND FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.


For 1995, the Government Bond Fund delivered a total return of 13.06%, underperforming both the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index.

     Over the year, major shifts in market sentiment and mixed messages from economic data proved challenging to bond investors. In response to these challenges, the Fund's management changed its interest rate exposure strategy from a defensive posture to a more optimistic stance during the first half of the year.

     In the third quarter, however, management sensed that changing conditions could support a renewed surge in economic growth. Concerned any economic strengthening might nudge interest rates upward, the Fund's management reduced its interest rate exposure.

     In the area of mortgage-backed securities, the Fund suffered from the sector's overall volatility. Gains from the first and third quarter were largely offset by weak second and fourth quarters. As interest rates declined further, particularly toward the end of the second quarter, the Fund's exposure to mortgage-backed securities was reduced. Only those securities which the Fund's management expects to be least sensitive to increased refinancing have been retained.

     To provide incremental yield over U.S. Treasuries, the Fund's management added asset-backed securities to the mix. Current holdings include bonds that are secured by the issuers' credit card and auto loan receivables. Given their yield advantage, agency note securities were also increased during 1995.

     For 1996, Allmerica Asset Management anticipates positive developments in the bond market - precipitated by slower consumer spending, increased savings, and a federal deficit reduction package. However, the Fund's management also expects these positive influences to be somewhat offset by negative results in the mortgage-backed sector. If low interest rates continue to motivate homeowners to refinance their mortgages, the expected rates of returns on mortgage-backed securities will remain depressed.


GROWTH OF A $10,000 INVESTMENT SINCE 1991

[CHART]

--------------------------------------------------------------------------------
A GUIDE TO REVIEWING PERFORMANCE The chart above compares the value of a $10,000 investment in the Government Bond Fund, since its inception on August 26, 1991, to a similar group of investments: the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index. Performance bench-marking allows investors to objectively measure their fund's performance.
--------------------------------------------------------------------------------
THE LEHMAN BROTHERS GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX OF AVERAGE YIELD U.S. INTERMEDIATE FIXED-INCOME BONDS. THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX IS A NON-WEIGHTED INDEX OF THE 30 LARGEST FUNDS WITHIN THE GENERAL U.S. GOVERNMENT FUND INVESTMENT OBJECTIVE. PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD HAVE BEEN LOWER.

MONEY MARKET OVERVIEW

1981: Money market returns peak at 14.71%.

1992-1993: Federal Reserve eases interest rates to boost faltering economy.

1994: Federal Reserve raises interest rates six times in an effort to slow the economy and keep inflation in check.

1995: After successfully piloting economy to a "soft landing," Federal Reserve lowers federal funds target rate twice.


     1995 began as tumultuously as any in recent memory. After disappointing returns in all market sectors in 1994, investors approached the new year cautiously. In the first quarter of 1995, this caution seemed further warranted by continued strong economic growth - a trend which seemed to be paving the way for increased inflation.

     In February, the upward trend in interest rates peaked - as the Federal Reserve raised the interest rate it charges banks from 5.5% to 6.0%. This move actually culminated a 100% rise in the Federal Funds rate over a one-year period.

     However, beginning in the second quarter of 1995, a procession of weak economic data initiated a rapid decline in interest rates. These declining interest rates, coupled with a stabilizing Federal Reserve rate, caused the yield curve to invert, meaning that short-term securities began to provide higher yields than intermediate securities. Thus, investors began pouring assets into the money market at record levels.

     By the third quarter of 1995, it began to appear that the Federal Reserve had successfully piloted the economy toward the much discussed "soft landing" strategy - slowing growth while controlling inflation. In response, the Federal Reserve lowered its federal funds rate one quarter of one percentage point to 5.75% in July.

     Following this shift in the Federal Reserve rates, the money market sector remained inverted. This continued inversion signaled that short term rates would continue to move lower in the future.

     By the end of the year, money fund assets had increased 25% - totalling a record $762.7 billion for 1995. Because this tremendous growth in assets heightened the demand for short-term financial products, their prices appreciated and their yields declined - particularly in the area of shorter-term U.S. Treasuries.

     As the fourth quarter came to a close, the Federal Reserve lowered its rate for the second time in 1995 - down another one quarter of one percentage point to 5.50%. Some analysts see this move as a signal that the Federal Reserve may continue to loosen its hold on the money supply in the months ahead.

     If inflation remains low - and economic growth remains steady - the Federal Reserve could lower rates again in the coming year. However, it's uncertain how the Federal government's continuing inability to agree on a budget resolution could affect both investor confidence and economic growth as we move into 1996.



Inflationary fears prompt seventh interest rate hike, completing a 100% rise in the Fed rate over a one-year period.

Declining interest rates and a stabilized Federal Funds rate inverts yield curve.

Federal Reserve lowers Federal Funds target rate for second time in a year to 5.50%.

[GRAPHIC]

--------------------------------------------------------------------------------
1995      1ST QUARTER       2ND QUARTER       3RD QUARTER       4TH QUARTER
--------------------------------------------------------------------------------

[GRAPHIC]

Confidence builds that the Federal Reserve has succeeded in engineering a "soft landing."

Federal Reserve lowers target rate for Federal Funds to 5.75%, easing money supply.

[GRAPHIC]

Over 1995, money fund assets increased 25% to a record $762.7 billion.

                                MONEY MARKET FUND

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND: 003
Strives to maximize current income for investors with preservation of capital and liquidity.

PERFORMANCE:
Net total return for the one-year period ending December 31, 1995:

Money Market Fund                  5.84%
IBC/Donoghue General Purpose
 Money Market Average              5.54%
Lipper Money Market
  Funds Index                      5.37%

PORTFOLIO COMPOSITION:
As of December 31, 1995, the sector allocation of net assets was:


Commercial
Paper 41.49%


Corporate
Notes and                     [PIE CHART]
Bonds 44.03%


Cash
Equivalents
2.37%


Other 12.11%


THE MONEY MARKET FUND IS A PORTFOLIO OF THE ALLMERICA INVESTMENT TRUST.


The Money Market Fund outperformed the Lipper Money Market Funds Index, delivering a solid 5.84% return for the year ending December 31, 1995.

     Throughout 1995, the Money Market Fund continued to focus on its three primary goals: preservation of capital, maintenance of liquidity, and generation of current income. In seeking to achieve these goals, the Fund's management employed varying responses to rapidly-evolving developments within the money markets.

     Toward the end of the second quarter, the Fund's management adapted to the lower interest rate environment by lengthening the average maturity of its holdings. As rates declined further, management also adjusted the Fund's composition - shifting away from variable rate securities. Since rates on these securities can be quickly reset, they are less attractive in declining rate environments.

     When the Federal Reserve lowered its federal funds rate in the third quarter, implying short term rates would continue to move lower, the Fund's management maintained its average weighted maturity.

     As 1995's historic demand for short-term financial products drove prices upward and yields downward for shorter-term U.S. Treasuries, the Fund's management decreased exposure to this asset class. Currently, the Fund is heavily weighted in high quality, first tier commercial paper. Plans are to continue to emphasize this sector, as well as all short-term financial products.

     In the coming year, the Fund's management foresees subdued inflation, an accommodating Federal Reserve, and moderate economic growth. If the economy remains stable and the federal budget impasse is resolved, interest rates have the potential to decline further. In light of this view, the Fund enters 1996 with a modestly longer average weighted maturity.



IBC/DONOGHUE IS AN INDEPENDENT FIRM THAT TRACKS 2A-7 REGULATED MONEY MARKET FUNDS ON A YIELD, SHAREHOLDER, ASSET SIZE AND PORTFOLIO ALLOCATION BASIS. THE LIPPER MONEY MARKET FUNDS INDEX IS AN UNMANAGED INDEX OF THE TOP 30 FUNDS WITHIN THE MONEY MARKET CATEGORY.

                        SELECT INTERNATIONAL EQUITY FUND

                 PORTFOLIO OF INVESTMENTS  - DECEMBER 31, 1995

                                                                      VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.82%

               AUSTRALIA - 9.48%
   195,090     Broken Hill Proprietary Co., Ltd                   $   2,757,300
   658,240     MIM Holdings                                             910,736
   270,720     National Australia Bank, Ltd                           2,436,695
   464,270     News Corp.                                             2,479,650
   202,750     WMC, Ltd                                               1,303,077
                                                                  -------------
                                                                      9,887,458
                                                                  -------------

               FINLAND - 1.36%
    75,000     Repola                                                 1,416,396
                                                                  -------------

               FRANCE - 1.41%
    19,930     Elf Aquitaine                                          1,470,386
                                                                  -------------

               GERMANY - 2.80%
     5,580     Hoechst AG                                             1,520,461
     4,400     Mannesmann AG                                          1,403,362
                                                                  -------------
                                                                      2,923,823
                                                                  -------------

               INDONESIA - 5.60%
    98,000     Gudang Garam                                           1,024,393
   235,000     Hanjaya Mandala Sampoerna                              2,446,175
    96,000     Hero Supermarkets                                        205,736
   242,000     Indocement Tunggal Perkasa                               812,337
   135,000     Kalbe Farma                                              457,592
   735,000     Mayora Indah                                             530,413
   279,000     Telekomunikasi                                           366,073
                                                                  -------------
                                                                      5,842,719
                                                                  -------------

               IRELAND - 2.30%
   106,400     Allied Irish Banks                                       576,406
   773,350     Smurfit (Jefferson) Group                              1,822,065
                                                                  -------------
                                                                      2,398,471
                                                                  -------------

               ITALY - 1.65%
   608,010     STET Societa Finanziaria Telefonica                    1,720,856
                                                                  -------------

               JAPAN - 1.34%
    77,000     Canon, Inc.                                            1,395,906
                                                                  -------------

               MALAYSIA - 4.37%
   388,000     Development & Commercial Bank Holdings, Berhad         1,130,883
   294,000     Hume Industries Berhad                                 1,412,737
   108,000     Malaysian International Shipping Corp.                   282,878
   652,200     Sime-Darby Berhad                                      1,733,958
                                                                  -------------
                                                                      4,560,456
                                                                  -------------

               MEXICO - 0.40%
   249,700     Grupo Financiero Banamex, Series B                       418,719
                                                                  -------------

               NETHERLANDS - 10.85%
    39,400     ABN-Amro Holdings                                      1,796,731
     9,950     Akzo Nobel, NV                                         1,152,048
   185,150     Elsevier, NV                                           2,471,764
    24,605     International Nederlanden CVA                          1,645,461
     9,890     KLM                                                      347,972
     5,040     Nutricia Ver Bedrijven                                   408,108
    79,300     Philips Electronics                                    2,869,265
    17,205     Royal PTT Nederland, ADR                                 625,738
                                                                  -------------
                                                                     11,317,087
                                                                  -------------

               SINGAPORE - 7.76%
   246,000     City Developments                                      1,791,347
   185,000     Development Bank of Singapore                          2,301,929
   134,000     Fraser and Neave, Ltd, Ord                             1,705,237
   129,800     Singapore Press                                        2,294,152
                                                                  -------------
                                                                      8,092,665
                                                                  -------------

               SPAIN - 0.99%
    20,495     Banco de Santander                                     1,028,837
                                                                  -------------

               SWEDEN - 2.16%
     8,150     Assi Doman AB                                            177,088
    84,869     Ericsson Series B                                      1,664,800
    13,000     Stora Kopparbergs Bergslags Aktiebolag, Series A         153,006
    12,600     Volvo (AB), Series B                                     258,570
                                                                  -------------
                                                                      2,253,464
                                                                  -------------

               SWITZERLAND - 9.37%
     2,177     Alusuisse-Lonza Holdings, Regd                         1,729,263
     3,448     Ciba-Geigy AG, Regd                                    3,041,513
       378     Roche Holdings AG                                      2,997,651
     1,474     Schweiz Ruckverisch                                    1,719,121
     1,415     Schweizerisher Bankverein                                289,603
                                                                  -------------
                                                                      9,777,151
                                                                  -------------

               THAILAND - 3.03%
   128,800     Bangkok Bank Public Co., Ltd                           1,564,669
     9,900     Siam Cement Public Co., Ltd                              548,663
   103,800     Thai Farmers Bank Public Co., Ltd                      1,046,685
                                                                  -------------
                                                                      3,160,017
                                                                  -------------


                       See Notes to Financial Statements.
---------------------------------------------------------                     27

                        SELECT INTERNATIONAL EQUITY FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995


                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               UNITED KINGDOM - 31.94%
   212,000     Argyll Group, Plc                                  $   1,119,114
   212,350     Barclays Bank, Ord                                     2,436,443
   211,450     British Airways, Plc                                   1,529,865
   196,230     British Gas, Plc, Ord                                    773,853
    41,100     British Petroleum                                        343,946
   371,577     BTR, Plc, Ord                                          1,898,035
   342,650     B.A.T Industries, Ord                                  3,019,090
   211,900     Cadbury Schweppes                                      1,750,258
   114,350     Chubb Security, Plc, Ord                                 565,464
   337,430     Coats Viyella, Plc, Ord                                  916,814
    83,700     General Accident, Plc, Ord                               845,991
   262,700     General Electric Co., Plc, Ord                         1,447,931
    67,400     Glaxo Wellcome, Plc                                      957,504
    22,000     Granada Group, Plc                                       220,314
   114,360     Grand Metropolitan, Plc, Ord                             823,857
   449,700     Hanson Trust                                           1,344,043
   268,300     Ladbroke Group, Plc                                      610,264
   229,840     Lloyds TSB Group, Plc                                  1,182,956
   210,000     Medeva, Plc, Ord                                         873,803
   225,750     Prudential Corp., Plc, Ord                             1,454,573
   275,400     Scottish Power, Plc                                    1,582,068
   262,850     Siebe, Plc, Ord                                        3,240,321
   100,400     Thorn EMI, Plc                                         2,364,715
   297,700     Vodafone Group, Plc                                    1,065,392
    49,000     Zeneca Group, Plc, Ord                                   947,924
                                                                  -------------
                                                                     33,314,538
                                                                  -------------

               UNITED STATES - 0.01%
       400     US Industries, Inc.*                                       7,050
                                                                  -------------
               TOTAL COMMON STOCKS                                  100,985,999
               (Cost $91,855,906)                                 -------------

PREFERRED STOCK - 0.31%

    69,985     News Corp., Ltd (Australia)                              327,455
                                                                  -------------
               TOTAL PREFERRED STOCK                                    327,455
               (Cost $278,776)                                    -------------

INVESTMENT COMPANIES - 2.47%

 1,880,824     ILA Prime Obligation Portfolio Fund                    1,880,824
   696,034     Lehman Brothers Prime Fund, Class A                      696,034
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                             2,576,858
               (Cost $2,576,858)                                  -------------

TOTAL INVESTMENTS - 99.60%                                          103,890,312
(Cost $94,711,540)                                                -------------

NET OTHER ASSETS AND LIABILITIES - 0.40%                                421,822
                                                                  -------------
NET ASSETS - 100.00%                                              $ 104,312,134
                                                                  -------------
                                                                  -------------


----------------------------------------
*    Non income producing security.
ADR  American Depository Receipt.


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:


                 CONTRACTS TO    SETTLEMENT    CONTRACTS AT    IN EXCHANGE     APPRECIATION
    PAR VALUE       DELIVER         DATES          VALUE       FOR U.S. $     (DEPRECIATION)
    ---------    ------------    ----------    ------------    -----------    --------------
    7,684,900         CHF         1/16/96      $  6,681,534    $ 6,700,000    $       18,466
    3,882,000         DEM         3/27/96         2,714,185      2,707,963            (6,222)
    6,207,000         FRF         2/13/96         1,266,962      1,267,899               937
  125,000,000         JPY         2/22/96         1,217,821      1,239,636            21,815
   12,658,000         NLG         1/30/96         7,892,505      8,000,000           107,495
                                               ------------    -----------    --------------
                                               $ 19,773,007    $19,915,498    $      142,491
                                               ------------    -----------    --------------
                                               ------------    -----------    --------------


------------------------------
CHF  Swiss Francs
DEM  German Marks
FRF  French Francs
JPY  Japanese Yen
NLG  Dutch Guilders


                       See Notes to Financial Statements.
28                     ---------------------------------------------------------

                          SELECT AGGRESSIVE GROWTH FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               COMMON STOCKS - 97.80%

               TECHNOLOGY - 22.92%
    60,000     Adaptec, Inc.*                                     $   2,460,000
    50,400     Advanced Semiconductor Materials
                International NV                                      2,482,200
    99,200     Altera Corp.*                                          4,935,200
   144,400     Atmel Corp.*                                           3,230,950
    17,200     Cabletron Systems, Inc.*                               1,393,200
    38,200     CISCO Systems, Inc.*                                   2,850,675
    90,200     Cognex Corp.*                                          3,134,450
    63,300     Computer Associates International, Inc                 3,600,188
   131,000     Conner Peripherals, Inc.*                              2,751,000
   111,600     Henry (Jack) & Associates, Inc.                        2,762,100
    60,000     Iomega Corp.*                                          2,917,500
    50,400     Komag, Inc.*                                           2,324,700
    63,500     Madge Networks NV*                                     2,841,625
    71,250     McAfee Associates, Inc.*                               3,126,094
    33,800     Micron Technology, Inc.                                1,339,325
     5,900     PairGain Technologies, Inc.*                             323,025
   108,400     S3, Inc.*                                              1,910,550
    54,300     Seagate Technology, Inc.*                              2,579,250
    47,900     Softkey International, Inc.*                           1,107,688
    92,000     Sun Microsystems, Inc.*                                4,197,500
   101,000     Teradyne, Inc.*                                        2,525,000
    95,400     Veritas Software Co.*                                  3,625,200
                                                                  -------------
                                                                     58,417,420
                                                                  -------------

               FINANCIAL - 12.15%
    71,000     Aames Financial Corp.                                  1,979,125
    60,700     Alex Brown, Inc.                                       2,549,400
    71,700     ALLIED Group, Inc.                                     2,581,200
    79,000     American Financial Group, Inc.                         2,419,375
    55,600     Bank of Boston Corp.                                   2,571,500
   124,100     Bear Stearns Cos., Inc.                                2,466,488
   123,300     Lehman Brothers Holdings, Inc.                         2,620,125
   101,400     North Fork Bancorp., Inc.                              2,560,350
   153,600     Olympic Financial, Ltd*                                2,496,000
   114,501     Penncorp Financial Group, Inc.                         3,363,445
    73,200     Salomon, Inc.                                          2,598,600
   111,575     Waterhouse Investors Services, Inc.                    2,761,481
                                                                  -------------
                                                                     30,967,089
                                                                  -------------

               CHEMICALS AND DRUGS - 11.02%
    49,900     Amgen, Inc.*                                           2,962,813
    65,000     Boston Scientific Corp.*                               3,185,000
    86,000     Cephalon, Inc.                                         3,504,500
    32,600     Eastman Chemical Co.                                   2,041,575
   113,800     Empi, Inc.*                                            2,901,900
    99,400     Lincare Holdings, Inc.*                                2,485,000
   152,100     Liposome Co., Inc.*                                    3,042,000
    16,500     Medeva Plc, ADR                                          279,428
    12,600     Medic Computer Systems, Inc.*                            762,300
    33,000     Research Industries, Inc.*                               891,000
   120,200     Vital Signs, Inc.                                      3,170,275
    58,300     Watson Pharmaceuticals, Inc.*                          2,856,700
                                                                  -------------
                                                                     28,082,491
                                                                  -------------

               ELECTRONICS - 10.07%
    47,150     Alliance Semiconductor Corp.*                            548,119
    91,000     American President Cos., Ltd                           2,093,000
    54,700     CellStar Corp.*                                        1,422,200
    87,300     Electroglas, Inc.*                                     2,138,850
   178,600     Electronics for Imaging, Inc.*                         7,813,750
   161,000     Integrated Circuit Systems, Inc.*                      1,992,375
    87,400     Kulicke & Soffa Industries, Inc.                       2,032,050
    75,800     Maxim Integrated Products, Inc.*                       2,918,300
    41,200     Tencor Instruments*                                    1,004,250
    52,000     Wyle Electronics Laboratories, Inc.                    1,826,500
    61,800     Xilinx, Inc.*                                          1,884,900
                                                                  -------------
                                                                     25,674,294
                                                                  -------------

               CONSUMER PRODUCTS - 9.59%
    59,300     Applied Materials*                                     2,334,938
    80,500     Ascend Communications, Inc.*                           6,530,563
    71,800     Bowater, Inc.                                          2,548,900
    46,800     Consolidated Papers, Inc.                              2,626,650
    52,500     Devon Group, Inc.*                                     1,525,781
    44,772     Kimberly-Clark Corp.                                   3,704,883
    63,000     King World Productions, Inc.*                          2,449,125
    23,300     Rock-Tenn Co., Class A                                   378,625
   112,900     Seattle FilmWorks, Inc.*                               2,342,675
                                                                  -------------
                                                                     24,442,140
                                                                  -------------

               ENERGY - 6.86%
    68,700     Asarco, Inc.                                           2,198,400
    20,200     Louisiana Land & Exploration Co.                         866,075
   285,800     Pride Petroleum Services, Inc.*                        3,036,625
   196,000     Reading & Bates Corp.*                                 2,940,000
    75,200     Sonat Offshore Drilling, Inc.                          3,365,200
   101,900     Valero Energy Corp.                                    2,496,550
    58,900     Williams Cos., Inc.                                    2,584,238
                                                                  -------------
                                                                     17,487,088
                                                                  -------------

               DURABLE GOODS - 5.87%
   135,500     Aetrium, Inc.*                                         2,710,000
    62,800     Carpenter Technology, Corp.                            2,582,650
    64,400     Credence Systems Corp.*                                1,473,150
    88,600     JLG Industries, Inc.                                   2,635,850
   194,000     Rexel, Inc.*                                           2,619,000
    33,600     U.S. Robotics Corp.                                    2,948,400
                                                                  -------------
                                                                     14,969,050
                                                                  -------------

                       See Notes to Financial Statements.
---------------------------------------------------------                     29

                          SELECT AGGRESSIVE GROWTH FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               AEROSPACE-AIRLINES - 3.69%
    74,000     Continental Airlines, Class B*                     $   3,219,000
    42,000     Mcdonnell Douglas Corp.                                3,864,000
    13,000     UAL Corp.*                                             2,320,500
                                                                  -------------
                                                                      9,403,500
                                                                  -------------

               BUILDING AND CONSTRUCTION - 3.58%
    17,500     Granite Construction, Inc.                               551,250
    32,200     Loews Corp.                                            2,523,675
    33,900     NCI Building Systems, Inc.*                              839,025
   118,400     Neurogen Corp.*                                        3,182,000
    36,000     Willamette Industries, Inc.                            2,025,000
                                                                  -------------
                                                                      9,120,950
                                                                  -------------

               METALS AND MINING - 2.65%
    52,100     Mueller Industries, Inc.*                              1,523,925
    19,200     Phelps Dodge Corp.                                     1,195,200
    76,200     Rayonier, Inc.                                         2,543,175
    26,200     Reynolds Metals Co.                                    1,483,575
                                                                  -------------
                                                                      6,745,875
                                                                  -------------

               CONSUMER STAPLES - 2.33%
    34,700     Acme-Cleveland Corp.                                     650,625
    31,000     IBP, Inc.                                              1,565,496
    83,200     Lydall, Inc.*                                          1,892,800
    20,200     Philip Morris Cos., Inc.                               1,828,100
                                                                  -------------
                                                                      5,937,021
                                                                  -------------

               UTILITIES - 2.27%
   196,400     CellPro, Inc.*                                         3,142,400
   298,000     NorAm Energy Corp.                                     2,644,750
                                                                  -------------
                                                                      5,787,150
                                                                  -------------

               CONSUMER CYCLICALS - 1.96%
   107,700     Grand Casinos, Inc.*                                   2,504,025
   131,000     Ross Stores, Inc.                                      2,505,375
                                                                  -------------
                                                                      5,009,400
                                                                  -------------
               BUSINESS SERVICES - 1.23%
   148,800     National Media Corp.*                                  3,124,800
                                                                  -------------

               MISCELLANEOUS - 1.11%
   195,300     Orthologic Corp.                                       2,831,850
                                                                  -------------

               CONSUMER SERVICE - 0.50%
    30,400     Robert Half International, Inc.*                       1,273,000
                                                                  -------------
               TOTAL COMMON STOCKS                                  249,273,118
               (Cost $195,724,233)                                -------------


PAR VALUE
---------
COMMERCIAL PAPER (A) - 0.94%

$2,389,000     Philip Morris Capital Corp.
               5.80%, 01/02/96                                        2,388,615
                                                                  -------------
               TOTAL COMMERCIAL PAPER                                 2,388,615
               (Cost $2,388,615)                                  -------------


SHARES
------
INVESTMENT COMPANIES - 1.49%

 1,281,149     ILA Prime Obligation Money Market Fund                 1,281,149
 2,506,145     ILA Prime Obligation Portfolio Fund, Class B           2,506,145
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                             3,787,294
               (Cost $3,787,294)                                  -------------

TOTAL INVESTMENTS - 100.23%                                         255,449,027
(Cost $201,900,142)                                               -------------

NET OTHER ASSETS AND LIABILITIES - (0.23)%                             (577,304)
                                                                  -------------
NET ASSETS - 100.00%                                              $ 254,871,723
                                                                  -------------
                                                                  -------------


----------------------------------------
*    Non income producing security.
(A)  Effective Yield.
ADR  American Depository Receipt.


                       See Notes to Financial Statements.
30                     ---------------------------------------------------------

                        SELECT CAPITAL APPRECIATION FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 87.24%

               BUSINESS SERVICES - 17.45%
    22,650     First Data Corp.                                   $   1,514,718
    31,175     HFS, Inc.*                                             2,548,556
   129,475     Paging Network, Inc.*                                  3,155,953
                                                                  -------------
                                                                      7,219,227
                                                                  -------------

               HEALTH SERVICES - 11.23%
    44,350     Exogen, Inc.*                                            853,738
    10,550     Healthsource, Inc.*                                      379,800
    21,725     HEALTHSOUTH Corp.*                                       632,741
    20,875     Omnicare, Inc.                                           934,156
     4,550     Oxford Health Plans, Inc.*                               336,131
    10,350     PacifiCare Health Systems, Class B*                      900,450
    33,900     TheraTech, Inc.*                                         610,200
                                                                  -------------
                                                                      4,647,216
                                                                  -------------

               FINANCIAL - 10.68%
     4,525     Credit Acceptance Corp.*                                  93,894
    49,525     Insignia Financial Group, Inc., Class A*               1,906,712
    45,375     Medaphis Corp.*                                        1,678,875
     9,275     Progressive Corp. of Ohio                                453,316
     9,100     Protective Life Corp.                                    284,375
                                                                  -------------
                                                                      4,417,172
                                                                  -------------

               CHEMICALS AND DRUGS - 10.45%
    38,225     ARV Assisted Living, Inc.                                449,144
    30,325     General Nutrition Cos., Inc.*                            697,475
    27,950     Gulf South Medical Supply, Inc.*                         845,488
     2,425     Intertape Polymer Group, Inc.                             76,084
    39,350     Scherer (R.P.) Corp.*                                  1,933,069
     6,925     Teva Pharmaceutical Industries, Ltd, ADR                 321,147
                                                                  -------------
                                                                      4,322,407
                                                                  -------------

               TELECOMMUNICATIONS - 9.25%
    41,225     Arch Communications Group, Inc.*                         989,400
    32,900     Black Box Corp.*                                         538,738
    37,300     CommNet Cellular, Inc.*                                1,077,038
    10,000     Millicom International Cellular SA*                      305,000
    18,625     MobileMedia Corp., Class A*                              414,406
    38,725     PriCellular Corp., Class A*                              503,425
                                                                  -------------
                                                                      3,828,007
                                                                  -------------

               FOOD SERVICES - 5.30%
     8,950     JP Foodservice, Inc.*                                    174,525
    29,100     Lone Star Steakhouse & Saloon*                         1,116,712
    21,900     Papa John's International, Inc.*                         902,006
                                                                  -------------
                                                                      2,193,243
                                                                  -------------

               RETAIL - 4.01%
    31,525     AutoZone, Inc.*                                          910,284
    31,525     Family Golf Centers, Inc.                                575,331
     6,025     O'Reilly Automotive, Inc.*                               174,725
                                                                  -------------
                                                                      1,660,340
                                                                  -------------


               DURABLE GOODS - 3.74%
    11,250     APS Holding Corp., Class A*                              253,125
    28,250     Exide Corp.                                            1,295,969
                                                                  -------------
                                                                      1,549,094
                                                                  -------------

               TRANSPORTATION - 3.06%
    19,275     Wisconsin Central Transportation Corp.*                1,267,331
                                                                  -------------

               BUILDING AND CONSTRUCTION - 2.94%
    10,975     Pitway Corp., Class A                                    743,556
    16,850     Sealed Air Corp.*                                        473,906
                                                                  -------------
                                                                      1,217,462
                                                                  -------------

               CONSUMER SERVICES - 2.30%
    27,850     CUC International, Inc.*                                 950,381
                                                                  -------------

               ENERGY - 2.17%
     3,450     NGC Corp.                                                 30,619
    44,475     Trigen Energy Corp.                                      867,263
                                                                  -------------
                                                                        897,882
                                                                  -------------

               CONSUMER STAPLES - 2.11%
    22,600     Petco Animal Supplies, Inc.*                             661,050
     4,550     Viking Office Products, Inc.*                            211,575
                                                                  -------------
                                                                        872,625
                                                                  -------------

               TECHNOLOGY - 1.55%
    22,925     Bell & Howell Holdings Co.*                              641,900
                                                                  -------------

               METALS AND MINING - 1.00%
    11,325     Minerals Technologies, Inc.                              413,363
                                                                  -------------
               TOTAL COMMON STOCKS                                   36,097,650
               (Cost $31,507,212)                                 -------------

FOREIGN COMMON STOCKS - 4.80%

    30,000     Hanjaya Mandala Sampoerna (Indonesia)                    312,278
   167,994     Wetherspoon (J.D.) Plc (United Kingdom)                1,674,512
                                                                  -------------
               TOTAL FOREIGN COMMON STOCKS                            1,986,790
               (Cost $1,913,562)                                  -------------


                       See Notes to Financial Statements.
---------------------------------------------------------                     31

                        SELECT CAPITAL APPRECIATION FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
PAR VALUE                                                             (NOTE 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATION (A) - 1.21%

$  500,000     Federal Home Loan Bank
               5.61%, 01/12/96                                    $     499,143
                                                                  -------------
               TOTAL U.S. GOVERNMENT
               AND AGENCY OBLIGATION                                    499,143
               (Cost $499,143)                                    -------------


COMMERCIAL PAPER (A) - 6.28%

$1,000,000     General Electric Capital Corp.
               5.90%, 01/03/96                                          999,672
 1,600,000     Household Finance Corp.
               5.70%, 01/02/96                                        1,599,747
                                                                  -------------
               TOTAL COMMERCIAL PAPER                                 2,599,419
               (Cost $2,599,419)                                  -------------


TOTAL INVESTMENTS - 99.53%                                           41,183,002
(Cost $36,519,336)                                                -------------

NET OTHER ASSETS AND LIABILITIES - 0.47%                                193,033
                                                                  -------------
NET ASSETS - 100.00%                                              $  41,376,035
                                                                  -------------
                                                                  -------------


----------------------------------------
  *  Non income producing security.
(A)  Effective Yield.
ADR  American Depository Receipt.



FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                 CONTRACTS TO    SETTLEMENT    CONTRACTS AT    IN EXCHANGE     APPRECIATION
    PAR VALUE       DELIVER         DATES          VALUE       FOR U.S. $     (DEPRECIATION)
    ---------    ------------    ----------    ------------    -----------    --------------
      263,000         GBP           2/8/96     $    407,906    $   411,740    $        3,834
       95,000         GBP          2/22/96          147,287        146,865              (422)
        5,000         GBP          3/28/96            7,746          7,638              (108)
                                               ------------    -----------    --------------
                                               $    562,939    $   566,243    $        3,304
                                               ------------    -----------    --------------
                                               ------------    -----------    --------------


----------------------------------------
GBP  British Pound


                       See Notes to Financial Statements.
32                     ---------------------------------------------------------

                              SMALL CAP VALUE FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.31%

               CONSUMER PRODUCTS - 20.97%
   151,000     Cash America International, Inc.                   $     830,500
    57,800     CCH, Inc., Class B                                     3,186,225
    50,000     DiMon Inc.                                               881,250
    43,500     Duty Free International, Inc.                            696,000
    56,900     Fingerhut Cos., Inc.                                     789,488
    25,000     King World Productions, Inc.*                            971,875
    24,500     La-Z Boy Chair Co.                                       756,438
    66,000     Lee Enterprises, Inc.                                  1,518,000
    49,600     MagneTek, Inc.*                                          403,000
    45,710     Mosinee Paper Corp.                                    1,177,033
    30,700     Paragon Trade Brands, Inc.*                              717,613
    44,000     Scitex Corp. Ltd., ADR                                   599,500
    48,000     Sealright Co.                                            534,000
    20,000     Tennant Co.                                              477,500
                                                                  -------------
                                                                     13,538,422
                                                                  -------------

               DURABLE GOODS - 18.82%
    35,820     Baldor Electric Co.                                      720,878
    37,500     Carlisle Cos., Inc.                                    1,514,063
    12,500     Fluke Corp.                                              471,875
    51,700     Hanna (M.A.) Co.                                       1,447,600
    35,000     Huffy Corp.                                              354,375
    63,500     Juno Lighting, Inc.                                    1,016,000
    41,400     Kennametal, Inc.                                       1,314,450
    42,400     Miller (Herman), Inc.                                  1,272,000
    24,000     National Presto Industries, Inc.                         954,000
    28,000     Octel Communications Corp.*                              903,000
    29,100     Precision Castparts Corp.                              1,156,725
    24,000     Standard Products Co.                                    423,000
    18,400     Toro Co.                                                 604,900
                                                                  -------------
                                                                     12,152,866
                                                                  -------------

               FINANCIAL - 7.56%
    38,253     First Commercial Corp.                                 1,262,333
    24,400     FirsTier Financial, Inc.                               1,073,600
    31,000     Gallagher (Arthur J.) & Co.                            1,154,750
    20,100     NYMAGIC, Inc.                                            341,700
    35,000     Primark Corp.*                                         1,050,000
                                                                  -------------
                                                                      4,882,383
                                                                  -------------

               RETAIL - 7.20%
    61,500     Consolidated Stores Corp.*                             1,337,625
    26,000     Hannaford Brothers Co.                                   640,250
    32,050     Rykoff-Sexton, Inc.                                      560,875
    20,000     Vons Cos, Inc.*                                          565,000
    82,500     Waban, Inc.                                            1,546,875
                                                                  -------------
                                                                      4,650,625
                                                                  -------------

               AUTOMOTIVE - 6.97%
    61,000     Apogee Enterprises, Inc.                               1,037,000
    23,000     Arvin Industries, Inc.                                   379,500
    28,000     First Brands Corp.                                     1,333,500
    61,000     Intermet Corp.*                                          640,500
    26,700     Modine Manufacturing Co.                                 640,800
    26,000     Walbro Corp.                                             468,000
                                                                  -------------
                                                                      4,499,300
                                                                  -------------

               ENERGY - 6.63%
    31,000     Cabot Oil & Gas Corp., Class A                           453,375
    63,500     California Energy, Inc.*                               1,238,250
    37,400     Devon Energy Corp.                                       953,700
   147,000     Nabors Industries, Inc.*                               1,635,375
                                                                  -------------
                                                                      4,280,700
                                                                  -------------

               CHEMICALS AND DRUGS - 5.51%
    45,000     Alberto-Culver Co., Class A                            1,372,500
    50,000     Armor All Products Corp.                                 906,250
    33,300     Brady (W.H.) Co., Class A                                899,100
    12,000     Helene Curtis Industries, Inc.                           379,500
                                                                  -------------
                                                                      3,557,350
                                                                  -------------

               METALS AND MINING - 4.60%
    44,300     Brush Wellman, Inc.                                      764,175
    69,000     Global Industrial Technologies, Inc.*                  1,302,375
    48,000     Trimas Corp.                                             906,000
                                                                  -------------
                                                                      2,972,550
                                                                  -------------

               TECHNOLOGY - 3.14%
    21,500     ADAC Laboratories                                        260,688
    76,000     Gerber Scientific, Inc.                                1,235,000
    52,900     Viewlogic Systems, Inc.*                                 529,000
                                                                  -------------
                                                                      2,024,688
                                                                  -------------

               BUILDING AND CONSTRUCTION - 2.95%
    80,100     Southdown, Inc.                                        1,561,950
    35,100     Wolohan Lumber Co.                                       342,225
                                                                  -------------
                                                                      1,904,175
                                                                  -------------

               TRANSPORTATION - 2.71%
    27,400     Overseas Shipholding Group, Inc.                         520,600
    39,100     Trinity Industries, Inc.                               1,231,646
                                                                  -------------
                                                                      1,752,246
                                                                  -------------

               RECREATIONAL EQUIPMENT - 2.45%
    17,650     Anthony Industries, Inc.                                 405,950
    43,000     Sturm Ruger & Co., Inc.                                1,177,125
                                                                  -------------
                                                                      1,583,075
                                                                  -------------


                       See Notes to Financial Statements.
---------------------------------------------------------                     33

                              SMALL CAP VALUE FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               BUSINESS SERVICES - 1.80%
    62,800     True North Communications, Inc.                    $   1,161,800
                                                                  -------------
               TOTAL COMMON STOCKS                                   58,960,180
               (Cost $53,306,165)                                 -------------

INVESTMENT COMPANIES - 8.76%

 2,712,340     ILA Prime Obligation Money Market Fund                 2,712,340
 2,944,818     ILA Prime Obligation Portfolio Fund, Class B           2,944,818
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                             5,657,158
               (Cost $5,657,158)                                  -------------

TOTAL INVESTMENTS - 100.07%                                          64,617,338
(Cost $58,963,323)                                                -------------

NET OTHER ASSETS AND LIABILITIES - (0.07)%                              (42,785)
                                                                  -------------
NET ASSETS - 100.00%                                              $  64,574,553
                                                                  -------------
                                                                  -------------


----------------------------------------
*    Non income producing security.


                       See Notes to Financial Statements.
34                     ---------------------------------------------------------

                                   GROWTH FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 92.44%

               FINANCIAL - 17.27%
    66,900     ACE, Ltd.                                          $   2,659,275
    79,200     Aetna Life & Casualty Co.                              5,484,600
    62,100     AFLAC, Inc.                                            2,693,588
    10,290     Allstate Corp.                                           423,176
    21,600     American General Corp.                                   753,300
    12,000     Bank of Boston Corp.                                     555,000
     7,300     Boatmen's Bancshares, Inc.                               298,388
    17,500     Capital One Financial Corp.                              417,813
    99,000     Chemical Banking Corp.                                 5,816,250
    45,200     Citicorp                                               3,039,700
     8,300     Crestar Financial Corp.                                  490,738
     7,200     Dean Witter Discover & Co.                               338,400
    41,700     Debartolo Realty Corp., REIT                             542,100
    73,100     EXEL, Ltd.                                             4,459,100
    33,000     Federal Home Loan Mortgage Corp.                       2,755,500
    33,400     Federal National Mortgage Association                  4,145,775
    82,448     First Chicago NBD Corp.                                3,256,696
    22,800     First Fidelity Bancorp.                                1,718,550
    33,000     First Of America Bank Corp.                            1,464,375
    46,000     First Union Corp.                                      2,558,750
     8,297     Fleet Financial Group, Inc.                              338,103
    16,000     Great Western Financial Corp.                            408,000
     4,400     HealthCare COMPARE Corp.*                                191,400
    82,300     Humana, Inc.*                                          2,252,963
    18,300     ITT Hartford Group, Inc.*                                885,263
    75,148     NationsBank Corp.                                      5,232,180
     2,800     Northern Trust Corp.                                     156,800
     3,300     PMI Group, Inc.                                          149,325
    13,000     PNC Bank Corp.                                           419,250
     4,600     Post Properties, Inc.                                    146,625
    23,100     Providian Corp.                                          941,325
   152,600     RJR Nabisco Holdings Corp.                             4,711,525
     5,200     SAFECO Corp.                                             179,400
     7,700     Security Capital Industrial Trust                        134,750
    45,463     Security Capital Pacific Trust                           897,894
     8,600     Signet Banking Corp.                                     204,250
    11,100     Sirrom Capital Corp.                                     209,513
     5,600     Stewart Enterprises, Inc., Class A                       207,200
    13,100     St. Paul Cos., Inc.                                      728,688
    10,200     TCF Financial Corp.                                      337,875
     8,400     Torchmark Corp.                                          380,100
    43,496     TransAmerica Corp.                                     3,169,771
   157,600     UST, Inc.                                              5,259,900
    44,700     U.S. HealthCare, Inc.                                  2,078,550
    93,400     U.S. West, Inc.                                        3,339,050
                                                                  -------------
                                                                     76,830,774
                                                                  -------------

               DURABLE GOODS - 16.48%
     8,400     AlliedSignal, Inc.                                       399,000
    11,400     American Mobile Satellite Corp.*                         349,125
    13,600     Armstrong World Industries, Inc.                         843,200
    30,600     Beckman Instruments, Inc.                              1,082,475
     6,100     Caterpillar, Inc.                                        358,375
    95,700     Chrysler Corp.                                         5,299,388
    72,700     Cummins Engine Co., Inc.                               2,689,900
    19,500     Deere & Co.                                              687,375
    58,000     Eaton Corp.                                            3,110,250
     6,800     Electronics For Imaging, Inc.*                           297,500
   186,800     Frontier Corp.                                         5,604,000
   126,800     General Electric Co.                                   9,129,600
   197,900     General Motors Corp.                                  10,463,963
     5,100     Gilat Satellite Networks, Ltd.*                          128,775
     5,450     Glenayre Technologies, Inc.*                             339,263
    13,600     Globalstar Telecommunication, Ltd.*                      513,400
    93,300     Goodyear Tire & Rubber Co.                             4,233,488
    67,400     Intel Corp.                                            3,824,950
     4,300     Kent Electronics Corp.*                                  251,013
     4,200     LSI Logic Corp.*                                         137,550
     5,400     Millicom International Cellular S.A.*                    164,700
    27,600     Motorola, Inc.                                         1,573,200
     5,000     Nokia Corp., ADR*                                        194,375
    68,350     OfficeMax, Inc.                                        1,529,331
     7,300     Palmer Wireless, Inc., Class A*                          160,600
    14,400     PHH Corp.                                                673,200
    25,200     Ryder System, Inc.                                       623,700
    12,400     Standard Register Co.                                    249,550
    14,700     Tandy Corp.                                              610,050
    10,800     Tecumseh Products Co., Class A                           558,900
     5,000     Teltabs, Inc.*                                           185,000
   106,000     Texas Instruments, Inc.                                5,485,500
    46,800     Textron, Inc.                                          3,159,000
    71,500     TRINOVA Corp.                                          2,046,688
    85,100     Union Pacific Corp.                                    5,616,600
     2,200     U.S. Robotics Corp.                                      193,050
    31,600     Western Digital Corp.*                                   564,850
                                                                  -------------
                                                                     73,330,884
                                                                  -------------

               CHEMICALS AND DRUGS - 12.63%
     9,000     Airgas, Inc.*                                            299,250
    85,900     Allergan, Inc.                                         2,791,750
    37,200     American Home Products Corp.                           3,608,400
    48,400     Avon Products, Inc.                                    3,648,150
     9,300     Bausch & Lomb, Inc.                                      372,475
    61,800     Baxter International, Inc.                             2,587,875
    54,800     Becton, Dickinson & Co.                                4,110,000
    23,000     Bergen Brunswig Corp., Class A                           572,125
    92,940     Bristol-Myers Squibb Co.                               7,981,223
     5,200     Cabot Corp.                                              280,150
     6,100     Cardinal Health, Inc.                                    333,975


                       See Notes to Financial Statements.
---------------------------------------------------------                     35

                                   GROWTH FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               CHEMICALS AND DRUGS (CONTINUED)
   128,700     duPont (E.I.) deNemours & Co.                      $   8,992,913
     7,500     Estee Lauder Cos., Class A*                              261,563
     5,500     FMC Corp.*                                               371,938
    13,800     Foundation Health Corp.*                                 593,400
   110,400     Grace (W.R.) & Co.                                     6,527,400
    32,380     Health Management Associates, Inc., Class A*             845,928
    47,200     Johnson & Johnson                                      4,041,500
    66,900     Mallinckrodt Group, Inc.                               2,433,488
     7,100     North American Biologicals, Inc.*                         76,325
    10,600     OrNda Healthcorp*                                        246,450
     2,600     Oxford Health Plans, Inc.*                               192,075
    12,100     Premark International, Inc.                              612,563
    12,800     Rhone-Poulenc Rorer, Inc.                                681,600
     3,900     Total Renal Care Holdings, Inc.*                         115,050
     8,850     Vivra, Inc.*                                             222,356
    31,600     Warner-Lambert Co.                                     3,069,150
    14,600     Wellman, Inc.                                            332,150
                                                                  -------------
                                                                     56,201,222
                                                                  -------------

               ENERGY - 7.01%
     6,100     Amoco Corp.                                              438,438
    31,100     Atlantic Richfield Co.                                 3,444,325
    71,900     British Petroleum Co. Plc, ADR                         7,342,788
    16,900     Burlington Resources, Inc.                               663,325
    82,300     Coastal Corp.                                          3,065,675
    49,500     El Paso Natural Gas Co.                                1,404,563
    12,100     MAPCO, Inc.                                              660,963
    38,500     Mobil Corp.                                            4,312,000
    33,100     Royal Dutch Petroleum Co., ADR                         4,671,238
    82,700     Tenneco, Inc.                                          4,103,988
    29,200     Ultramar Corp.                                           751,900
    15,600     YPF Sociedad Anonima, ADR                                337,350
                                                                  -------------
                                                                     31,196,553
                                                                  -------------

               CONSUMER STAPLES - 6.55%
     4,600     Charter Power Systems, Inc.                              132,250
     7,000     Danaher Corp.                                            222,250
    13,800     Dexter Corp.                                             326,025
     5,300     Inter-Tel, Inc.*                                          81,819
     6,000     Lam Research Corp.*                                      274,500
    50,100     Minnesota Mining & Manufacturing Co.                   3,319,125
     8,700     Mondavi (Robert) Corp., Class A*                         240,338
   147,700     PepsiCo, Inc.                                          8,252,738
   124,000     Philip Morris Cos., Inc.                              11,222,000
     9,600     Rotech Medical Corp.*                                    263,979
     9,600     Springs Industries, Inc., Class A                        397,200
     8,400     Sunglass Hut International, Inc.*                        199,500
    20,900     Unilever, ADR                                          2,941,675
    10,000     VF Corp.                                                 527,500
     7,500     Vigoro Corp.                                             463,125
     5,900     Viking Office Products, Inc.*                            274,350
                                                                  -------------
                                                                     29,138,374
                                                                  -------------

               TECHNOLOGY - 6.29%
     3,700     Boca Research, Inc.*                                      98,050
     3,000     Broderbund Software, Inc.*                               182,250
     7,800     Ceridian Corp.*                                          321,750
    85,900     Compaq Computer Corp.*                                 4,123,200
     5,800     CompUSA, Inc.*                                           180,525
     7,500     Computron Software, Inc.*                                135,000
    11,300     Creative Technology, Ltd.*                                97,463
    61,900     EMC Corp.*                                               951,713
     3,800     Firefox Communications, Inc.*                             89,300
    10,600     Gartner Group, Inc., Class A*                            507,475
    46,400     International Business Machines Corp.                  4,257,200
    18,300     ITT Corp.                                                969,900
    18,300     ITT Industries, Inc.                                     439,200
     4,000     Maxis, Inc.*                                             152,000
     4,050     McAfee Associates, Inc.*                                 177,694
   327,200     National Semiconductor Corp.*                          7,280,200
    33,100     Oracle Corp.*                                          1,402,613
     5,000     PLATINUM Technology, Inc.*                                91,875
   124,300     Seagate Technology, Inc.*                              5,904,250
    14,600     Teradyne, Inc.*                                          365,000
     6,800     Transaction Systems Architects, Inc., Class A*           229,500
                                                                  -------------
                                                                     27,956,158
                                                                  -------------

               CONSUMER PRODUCTS - 6.05%
    19,900     Anheuser-Busch Cos., Inc.                              1,330,813
   214,720     Archer-Daniels-Midland Co.                             3,864,960
    24,500     Boise Cascade Corp.                                      848,313
    28,200     Bowater, Inc.                                          1,001,100
     5,900     Cintas Corp.                                             262,550
    56,000     Circuit City Stores, Inc.                              1,547,000
    25,100     Eastman Kodak Co.                                      1,681,700
     4,200     Gucci Group, ADR*                                        163,275
    66,690     Kimberly-Clark Corp.                                   5,518,598
    27,300     Office Depot, Inc.*                                      539,175
     1,700     Pete's Brewing Co.*                                       23,800
    51,700     Procter & Gamble Co.                                   4,291,100
     9,900     Reebok International, Ltd.                               279,675
     4,500     Scholastic Corp.*                                        349,875
    22,700     Scitex Corp., Ltd.                                       309,288
    38,400     Temple-Inland, Inc.                                    1,694,400
    68,600     Time Warner, Inc.                                      2,598,225
     5,200     TRW, Inc.                                                403,000
     4,300     Videotron Holdings Plc, ADR*                              54,825
     5,200     Wolverine World Wide, Inc.                               163,800
                                                                  -------------
                                                                     26,925,472
                                                                  -------------

               UTILITIES - 5.67%
    27,000     Central Maine Power Co.                                  388,125
    54,300     Detroit Edison Co.                                     1,873,350
    91,400     Entergy Corp.                                          2,673,450
    21,400     General Public Utilities Corp.                           727,600


                       See Notes to Financial Statements.
36                     ---------------------------------------------------------

                                   GROWTH FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               UTILITIES (CONTINUED)
   101,100     GTE Corp.                                          $   4,448,400
     8,900     New York State Electric & Gas Corp.                      230,288
    95,000     NYNEX Corp.*                                           5,130,000
    88,000     Ohio Edison Co.                                        2,068,000
    80,200     PECO Energy Co.                                        2,416,025
    83,200     Unicom Corp.                                           2,724,800
    84,400     WMX Technologies, Inc.                                 2,521,450
                                                                  -------------
                                                                     25,201,488
                                                                  -------------

               RETAIL - 2.95%
     4,700     Dayton Hudson Corp.                                      352,500
    25,000     Dillard Department Stores, Inc., Class A                 712,500
     7,400     Eckerd Corp.*                                            330,225
   120,100     Federated Department Stores, Inc.                      3,302,750
    62,500     Kroger Co.*                                            2,343,750
    12,700     Melville Corp.                                           390,525
   129,400     Sears Roebuck & Co.                                    5,046,600
     3,900     Tommy Hilfiger Corp.*                                    165,263
    22,700     Toys 'R' Us, Inc.*                                       493,725
                                                                  -------------
                                                                     13,137,838
                                                                  -------------

               AEROSPACE-AIRLINES - 2.39%
    64,500     AMR Corp.*                                             4,789,125
    12,800     Raytheon Co.                                             604,800
    10,300     Rockwell International Corp.                             544,613
     7,900     Spacehab, Inc.*                                           96,775
    48,400     United Technologies Corp.                              4,591,950
                                                                  -------------
                                                                     10,627,263
                                                                  -------------

               BROADCASTING - 1.94%
    24,550     Comcast Corp., Special, Class A                          446,503
     9,200     Comcast UK Cable Partners, Ltd.*                         115,000
     7,650     Citicasters, Inc., Class A                               180,731
     7,300     General Cable Plc, ADR*                                  109,500
     4,000     LIN Television Corp.                                     119,000
     3,400     QUALCOMM, Inc.*                                          146,200
    11,000     Sinclair Broadcast Group, Inc., Class A*                 189,750
    83,879     Tele-Comm Liberty Media Group, Series A*               2,254,248
   135,100     Tele-Communications, Inc., Class A*                    2,685,113
    11,800     Tele-Communications
               International, Inc., Series A*                           268,450
    10,800     United International Holdings, Inc., Class A*            159,300
     5,900     United Video Satellite Group, Class A*                   159,300
    93,400     U.S. West Media Group*                                 1,774,600
                                                                  -------------
                                                                      8,607,695
                                                                  -------------

               COMMUNICATIONS - 1.47%
     4,600     Cellular Communications, Inc., Class A*                  228,850
    15,600     International Cabletel, Inc.*                            382,200
    88,200     Sprint Corp.                                           3,516,975
    68,951     Vodafone Group Plc, ADR                                2,430,523
                                                                  -------------
                                                                      6,558,548
                                                                  -------------

               TRANSPORTATION - 1.45%
    75,374     Burlington Northern Santa Fe Corp.                     5,879,172
    13,000     CSX Corp.                                                593,125
                                                                  -------------
                                                                      6,472,297
                                                                  -------------

               BUILDING AND CONSTRUCTION -  1.22%
    25,900     Champion International Corp.                           1,087,800
    77,666     Home Depot, Inc.                                       3,718,260
     8,500     Olin Corp.                                               631,125
                                                                  -------------
                                                                      5,437,185
                                                                  -------------

               HEALTH SERVICES - 1.16%
    10,100     Bard (G.R.), Inc.                                        325,725
    79,412     Columbia/HCA Healthcare Corp.                          4,030,159
     6,300     Horizon/CMS Healthcare Corp.*                            159,075
    30,600     Tenet Healthcare Corp.*                                  634,950
                                                                  -------------
                                                                      5,149,909
                                                                  -------------

               FOOD SERVICES - 0.67%
    14,100     Bob Evans Farms, Inc.                                    267,900
     3,400     Boston Chicken, Inc.*                                    109,225
     4,500     Papa John's International, Inc.*                         185,344
   113,200     Wendy's International, Inc.                            2,405,500
                                                                  -------------
                                                                      2,967,969
                                                                  -------------

               CONSUMER SERVICES - 0.64%
     7,400     Ascent Entertainment Group, Inc.*                        116,550
     9,900     La Quinta Inns, Inc.                                     271,013
    55,400     Service Corp. International                            2,437,600
                                                                  -------------
                                                                      2,825,163
                                                                  -------------

               METALS AND MINING - 0.35%
    24,800     Cyprus Amax Minerals Co.                                 647,900
    14,200     Inland Steel Industries, Inc.                            356,775
     9,800     Reynolds Metals Co.                                      554,925
                                                                  -------------
                                                                      1,559,600
                                                                  -------------


                       See Notes to Financial Statements.
---------------------------------------------------------                     37

                                   GROWTH FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               BUSINESS SERVICES - 0.25%
     6,250     Fiserv, Inc.                                       $     187,500
    19,800     Paging Network, Inc.*                                    482,625
     9,250     Paychex, Inc.                                            461,344
                                                                  -------------
                                                                      1,131,469
                                                                  -------------
               TOTAL COMMON STOCKS                                  411,255,861
               (Cost $329,746,119)                                -------------

PREFERRED STOCK - 0.76%

   173,800     News Corp. Ltd, ADR                                    3,345,650
                                                                  -------------
               TOTAL PREFERRED STOCK                                  3,345,650
               (Cost $3,437,829)                                  -------------


PAR VALUE
---------
CORPORATE NOTES AND BONDS - 1.24%

$1,500,000     Dean Witter Discover & Co.
               6.68%, 11/15/96**                                      1,501,935
 1,972,000     Ford Motor Credit Co.
               8.00%, 12/01/96                                        2,013,254
 1,000,000     Paine Webber Group, MTN
               5.25%, 12/23/96                                          990,753
 1,000,000     World Savings & Loan Association, MTN
               5.25%, 02/15/96                                          999,054
                                                                  -------------
               TOTAL CORPORATE NOTES AND BONDS                        5,504,996
               (Cost $5,497,594)                                  -------------

COMMERCIAL PAPER (A) - 2.68%

 2,000,000     Fuji Bank Ltd. - New York
               5.76%, 03/18/96                                        1,975,360
 2,500,000     Equitable of Iowa Cos.
               6.00%, 01/12/96                                        2,495,417
 3,500,000     Galacia Funding Corp., Series A
               5.68%, 03/06/96                                        3,464,106
 2,000,000     Madison Funding, Inc.
               5.65%, 03/27/96                                        1,973,006
 2,000,000     Mitsubishi Motor Credit, Inc.
               5.80%, 01/19/96                                        1,994,200
                                                                  -------------
               TOTAL COMMERCIAL PAPER                                11,902,089
               (Cost $11,902,089)                                 -------------

CERTIFICATES OF DEPOSIT - 1.12%

 5,000,000     Deutsche Bank A.G.
               6.06%, 10/04/96                                        5,000,000
                                                                  -------------
               TOTAL CERTIFICATES OF DEPOSIT                          5,000,000
               (Cost $5,000,000)                                  -------------

REPURCHASE AGREEMENT - 1.12%

 5,000,000     Barclays De Zoete Wedd Securities, Inc., Repo
               6.25%, 01/02/96, Dated 12/29/95
               Repurchase Price $5,003,472
               (Collateralized By National Rail
               Corp. 7.47%, 144A, Due 2010
               Total Par $4,800,000;
               Market Value $5,141,434)                               5,000,000
                                                                  -------------
               TOTAL REPURCHASE AGREEMENT                             5,000,000
               (Cost $5,000,000)                                  -------------


SHARES
------
INVESTMENT COMPANIES - 0.88%

   144,263     Goldman Sachs Financial Square Prime
               Obligation Portfolio Fund                                144,263
 3,778,802     Lehman Brothers Prime Fund, Class A                    3,778,802
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                             3,923,065
               (Cost $3,923,065)                                  -------------

TOTAL INVESTMENTS - 100.24%                                         445,931,661
(Cost $364,506,696)                                               -------------

NET OTHER ASSETS AND LIABILITIES - (0.24)%                          (1,060,708)
                                                                  -------------
NET ASSETS - 10.00%                                               $ 444,870,953
                                                                  -------------
                                                                  -------------


----------------------------------------
*    Non income producing security.
**   Interest is reset at various time intervals.
(A)  Effective Yield.
ADR  American Depository Receipt
MTN  Medium Term Note
REIT Real Estate Investment Trust


                       See Notes to Financial Statements.
38                     ---------------------------------------------------------

                               SELECT GROWTH FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.04%

               TECHNOLOGY - 24.14%
    66,800     Applied Materials*                                 $   2,630,250
     9,800     Automatic Data Processing, Inc.                          727,650
    30,000     AVX Corp.                                                795,000
    27,750     Cabletron Systems, Inc.*                               2,247,750
    15,600     Ceridian Corp.*                                          643,500
    41,800     CISCO Systems, Inc.*                                   3,119,325
    59,550     Computer Associates International, Inc.                3,386,906
    31,200     Computer Sciences Corp.*                               2,191,800
   101,000     Informix Corp.*                                        3,030,000
    39,400     LSI Logic Corp.*                                       1,290,350
    64,800     Nokia Corp., ADR                                       2,519,100
   108,500     Oracle Corp.*                                          4,597,688
    25,000     Teradyne, Inc.*                                          625,000
    57,500     3COM Corp.*                                            2,680,938
    29,500     U.S. Robotics Corp.                                    2,588,625
    48,200     Xilinx, Inc.*                                          1,470,100
                                                                  -------------
                                                                     34,543,982
                                                                  -------------

               ELECTRONICS - 11.46%
    63,000     Analog Devices, Inc.*                                  2,228,625
    40,300     Hewlett-Packard Co.                                    3,375,125
    82,000     Intel Corp.                                            4,653,500
    47,200     Microsoft Corp.*                                       4,141,800
    25,781     Molex, Inc., Class A*                                    789,543
    30,100     SGS-Thomson Microelectronics*                          1,211,525
                                                                  -------------
                                                                     16,400,118
                                                                  -------------

               FINANCIAL - 10.79%
    17,700     American International Group, Inc.                     1,637,250
    16,600     Federal Home Loan Mortgage Corp.                       1,386,100
    24,400     Federal National Mortgage Association                  3,028,650
    35,200     FINOVA Group, Inc.                                     1,698,400
    34,900     First USA, Inc.                                        1,548,688
    86,750     MBNA Corp.                                             3,198,906
    42,700     MGIC Investment Corp.                                  2,316,475
    13,800     PMI Group, Inc.                                          624,450
                                                                  -------------
                                                                     15,438,919
                                                                  -------------

               HEALTH SERVICES - 7.78%
    32,600     Cardinal Health, Inc.                                  1,784,850
    64,000     Medtronic, Inc.                                        3,576,000
    43,700     Quorum Health Group, Inc.*                               961,400
    34,050     St. Jude Medical, Inc.*                                1,464,150
    51,200     United Healthcare Corp.                                3,353,600
                                                                  -------------
                                                                     11,140,000
                                                                  -------------

               CONSUMER PRODUCTS - 6.51%
    26,200     Alco Standard Corp.                                    1,195,375
    33,850     Andrew Corp.*                                          1,294,763
    25,000     ASM Lithography Holding*                                 831,250
    64,900     British Sky Broadcasting Group Plc, ADR*               2,441,863
    18,200     Capital Cities/ABC, Inc.                               2,245,425
    66,300     Office Depot, Inc.*                                    1,309,425
                                                                  -------------
                                                                      9,318,101
                                                                  -------------

               BUSINESS SERVICES - 6.42%
    84,027     First Data Corp.                                       5,619,306
    32,800     HFS, Inc.*                                             2,681,400
    17,700     Paychex                                                  882,788
                                                                  -------------
                                                                      9,183,494
                                                                  -------------

               CHEMICALS AND DRUGS - 6.27%
    11,200     Air Products & Chemicals, Inc.                           590,800
    20,400     Amgen*                                                 1,211,250
    58,100     HEALTHSOUTH Corp.*                                     1,692,163
    27,400     Merck & Co., Inc.                                      1,801,550
    45,600     Pfizer, Inc.                                           2,872,800
    16,300     Scherer (R.P.) Corp.*                                    800,738
                                                                  -------------
                                                                      8,969,301
                                                                  -------------

               TELECOMMUNICATIONS - 5.05%
   244,000     Ericsson L.M. Telephone Co.,
               Class B, Series 10, ADR                                4,758,000
    40,000     Frontier Corp.                                         1,200,000
    20,500     Glenayre Technologies, Inc.*                           1,276,125
                                                                  -------------
                                                                      7,234,125
                                                                  -------------

               CONSUMER SERVICES - 2.54%
    53,400     Loewen Group, Inc.                                     1,351,683
    64,000     Tyco International, Ltd                                2,280,000
                                                                  -------------
                                                                      3,631,683
                                                                  -------------

               ELECTRICAL, GAS AND SANITARY - 2.02%
    75,800     Enron Corp.                                            2,889,875
                                                                  -------------

               AEROSPACE-AIRLINES - 1.94%
    35,500     Boeing Co.                                             2,782,313
                                                                  -------------

               CONSUMER STAPLES - 1.78%
    46,100     American Standard Cos., Inc.*                          1,290,800
    24,200     Gillette Co.                                           1,261,425
                                                                  -------------
                                                                      2,552,225
                                                                  -------------

               RETAIL - 1.21%
    60,100     AutoZone, Inc.*                                        1,735,388
                                                                  -------------


                       See Notes to Financial Statements.
---------------------------------------------------------                     39

                               SELECT GROWTH FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               TRANSPORTATION - 0.63%
    21,600     Fritz Cos., Inc.*                                  $     896,400
                                                                  -------------

               CONSUMER CYCLICAL - 0.50%
    21,200     CUC International, Inc.*                                 723,450
                                                                  -------------
               TOTAL COMMON STOCK                                   127,439,374
               (Cost $98,214,432)                                 -------------


 PAR VALUE
----------
COMMERCIAL PAPER (A) - 7.69%

$4,000,000     General Electric Corp.
               5.81%, 01/04/96                                        4,000,000
 7,000,000     Prudential Funding Corp.
               5.80%, 01/09/96                                        7,000,000
                                                                  -------------
               TOTAL COMMERCIAL PAPER                                11,000,000
               (Cost $11,000,000)                                 -------------

INVESTMENT COMPANY - 3.30%

 4,729,778     ILA Prime Obligation Portfolio Fund                $   4,729,778
                                                                  -------------
               TOTAL INVESTMENT COMPANY                               4,729,778
               (Cost $4,729,778)                                  -------------

TOTAL INVESTMENTS - 100.03%                                         143,169,152
(Cost $113,944,210)                                               -------------

NET OTHER ASSETS AND LIABILITIES - (0.03)%                             (44,466)
                                                                  -------------
NET ASSETS - 100.00%                                              $ 143,124,686
                                                                  -------------
                                                                  -------------


----------------------------------------
*    Non income producing security.
(A)  Effective Yield.
ADR  American Depository Receipt


                       See Notes to Financial Statements.
40                     ---------------------------------------------------------

                          SELECT GROWTH AND INCOME FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 90.83%

               FINANCIAL - 20.70%
    60,100     Aetna Life & Casualty Co.                          $   4,161,925
    43,200     American Express Co.                                   1,787,400
    63,500     Bank of New York Co., Inc.                             3,095,625
    40,500     Chase Manhattan Corp.                                  2,455,313
    43,000     Citicorp                                               2,891,750
   100,000     FHP International Corp.*                               2,850,000
    30,000     GEICO Corp.                                            2,096,250
    11,648     HGI Realty, Inc.                                         266,448
    56,400     ITT Corp.                                              2,989,200
    42,900     ITT Hartford Group, Inc.                               2,075,288
    83,900     Northern Trust Corp.                                   4,698,400
    51,000     RJR Nabisco Holdings Corp.                             1,574,625
   109,800     TIG Holdings, Inc.                                     3,129,300
    50,000     Unum Corp.                                             2,750,000
   149,100     U.S. West , Inc.                                       2,832,900
                                                                  -------------
                                                                     39,654,424
                                                                  -------------

               DURABLE GOODS - 14.11%
    47,700     AlliedSignal, Inc.                                     2,265,750
    27,700     Boeing Co.                                             2,170,988
    86,000     Corning, Inc.                                          2,752,000
    64,000     General Electric Co.                                   4,608,000
    26,700     Lockheed Martin Corp.                                  2,109,300
   100,000     McDermott International, Inc.                          2,200,000
    35,800     Rubbermaid, Inc.                                         912,900
    52,900     Sundstrand Corp.                                       3,722,838
   272,700     Westinghouse Electric Corp.                            4,499,550
    13,100     Xerox Corp.                                            1,794,700
                                                                  -------------
                                                                     27,036,026
                                                                  -------------

               CONSUMER PRODUCTS - 12.41%
    61,800     Anheuser-Busch Cos., Inc.                              4,132,875
    68,800     Eastman Kodak Co.                                      4,609,600
    41,200     Nabisco Holdings Corp., Class A                        1,344,150
    20,100     Polaroid Corp.                                           952,238
    49,500     Readers Digest Association, Inc., Class A              2,536,875
    49,100     Seagram Co., Ltd                                       1,700,088
   118,000     Time Warner, Inc.                                      4,469,250
    34,000     Varian Associates, Inc.                                1,623,500
    40,900     Walt Disney Co.                                        2,413,100
                                                                  -------------
                                                                     23,781,676
                                                                  -------------

               CHEMICALS AND DRUGS - 9.94%
    11,600     American Home Products Corp.                           1,125,200
    44,000     Avon Products, Inc.                                    3,316,500
    70,600     Baxter International, Inc.                             2,956,375
    36,500     Ergo Science Corp.                                       520,125
    48,000     Grace (W.R.) & Co.                                     2,838,000
     4,900     Johnson & Johnson                                        419,563
    45,000     Merck & Co., Inc.                                      2,958,750
    18,500     Monsanto Co.                                           2,266,250
    14,300     Warner-Lambert Co.                                     1,388,888
    43,200     Witco Chemical Co., Inc.                               1,263,600
                                                                  -------------
                                                                     19,053,251
                                                                  -------------

               ENERGY - 7.78%
    55,000     Amerada Hess Corp.                                     2,915,000
    16,900     Ente Nazionale Idrocarburi SPA, ADR                      578,825
   173,000     Oryx Energy Co.*                                       2,313,875
    88,200     Tenneco, Inc.                                          4,376,924
   120,000     USX-Marathon Group, Inc.                               2,340,000
    47,100     Western Atlas, Inc.*                                   2,378,550
                                                                  -------------
                                                                     14,903,174
                                                                  -------------

               AUTOMOTIVE - 7.63%
    25,500     Exide Corp.                                            1,169,813
    70,100     Federal-Mogul Corp.                                    1,375,713
   130,000     Ford Motor Co.                                         3,770,000
    90,700     General Motors Corp., Class E                          4,716,400
    72,900     General Motors Corp., Class H                          3,581,213
                                                                  -------------
                                                                     14,613,139
                                                                  -------------

               TECHNOLOGY - 7.18%
    63,700     Adaptec, Inc.*                                         2,611,700
   103,200     AirTouch Communications *                              2,915,400
    97,900     Honeywell, Inc.                                        4,760,388
    31,200     International Business Machines Corp.                  2,862,600
    25,500     ITT Industries, Inc.                                     612,000
                                                                  -------------
                                                                     13,762,088
                                                                  -------------

               UTILITIES - 4.80%
    51,000     American Telephone & Telegraph Corp.                   3,302,250
    41,000     NYNEX Corp.                                            2,214,000
   123,500     WMX Technologies, Inc.                                 3,689,563
                                                                  -------------
                                                                      9,205,813
                                                                  -------------

               HOTELS - 2.61%
   377,300     Host Marriott Corp.*                                   4,999,225
                                                                  -------------


                       See Notes to Financial Statements.
---------------------------------------------------------                     41

                          SELECT GROWTH AND INCOME FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.93%
    66,000     Litton Industries, Inc.*                           $   2,936,992
     8,400     Philip Morris Cos., Inc.                                 760,200
                                                                  -------------
                                                                      3,697,192
                                                                  -------------

               METALS AND MINING - 1.38%
    27,500     Molten Metal Technology, Inc.*                           897,188
    28,000     Phelps Dodge Corp.                                     1,743,000
                                                                  -------------
                                                                      2,640,188
                                                                  -------------

               BUILDING AND CONSTRUCTION - 0.36%
    16,367     Champion International Corp.                             687,414
                                                                  -------------
               TOTAL COMMON STOCKS                                  174,033,610
               (Cost $149,919,160)                                -------------


 PAR VALUE
----------
CORPORATE BONDS - 1.69%

$2,069,000     AMR Corp.
               6.13%, 11/01/24                                        2,141,415
 1,079,000     Ciba-Geigy
               6.25%, 03/15/96                                        1,087,710
                                                                  -------------
               TOTAL CORPORATE BONDS                                  3,229,125
               (Cost $3,241,329)                                  -------------

COMMERCIAL PAPER (A) - 5.45%

 2,500,000     Equitable of Iowa Cos.
               6.00%, 01/12/96                                        2,495,417
 2,000,000     Madison Funding, Inc.
               5.65%, 03/27/96                                        1,973,006
 6,000,000     Mitsubishi Motor Credit
               5.80%, 01/19/96                                        5,982,600
                                                                  -------------
               TOTAL COMMERCIAL PAPER                                10,451,023
               (Cost $10,451,023)                                 -------------

CERTIFICATES OF DEPOSIT - 2.09%

 2,000,000     Creditanstalt Bankverein
               6.08%, 10/30/96                                        2,000,000
 2,000,000     Deutsche Bank Ag
               6.06%, 10/02/96                                        2,000,000
                                                                  -------------
               TOTAL CERTIFICATES OF DEPOSIT                          4,000,000
               (Cost $4,000,000)                                  -------------

INVESTMENT COMPANIES - 0.60%

   479,302     Goldman Sachs Financial Square Prime
               Obligation Portfolio Fund                          $     479,302
   676,536     Lehman Brothers Prime Fund, Class A                      676,536
        56     Temporary Investment Fund, Class B                            56
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                             1,155,894
               (Cost $1,155,894)                                  -------------

TOTAL INVESTMENTS - 100.66%                                         192,869,652
(Cost $168,767,406)                                               -------------
NET OTHER ASSETS AND LIABILITIES - (0.66)%                           (1,259,652)
                                                                  -------------
NET ASSETS - 100.00%                                              $ 191,610,000
                                                                  -------------
                                                                  -------------


----------------------------------------
  *  Non income producing security.
(A)  Effective Yield.
ADR  American Depository Receipt


                       See Notes to Financial Statements.
42                     --------------------------------------------------------

                                EQUITY INDEX FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.94%

               FINANCIAL - 13.94%
     1,600     Aetna Life & Casualty Co.                          $     110,800
     3,600     Ahmanson (H.F.) & Co.                                     95,400
     3,900     Alexander & Alexander Services, Inc.                      74,100
     8,369     Allstate Corp.                                           344,175
     9,100     American Express Co.                                     376,513
     2,400     American General Corp.                                    83,700
     8,900     American International Group, Inc.                       823,250
     8,037     Banc One Corp.                                           303,397
     3,000     Bank of Boston Corp.                                     138,750
     2,800     Bank of New York Co., Inc.                               136,500
     7,452     BankAmerica Corp.                                        482,517
     1,800     Bankers Trust New York Corp.                             119,700
     1,400     Barnett Banks, Inc.                                       82,600
     1,500     Beneficial Corp.                                          69,938
     1,700     Block (H & R), Inc.                                       68,850
     2,100     Boatmen's Bancshares, Inc.                                85,838
     2,600     Chase Manhattan Corp.                                    157,625
     5,000     Chemical Banking Corp.                                   293,750
     1,100     Chubb Corp.                                              106,425
     1,000     Cigna Corp.                                              103,250
     8,400     Citicorp                                                 564,900
     3,500     Comerica, Inc.                                           140,438
     3,600     CoreStates Financial Corp.                               136,350
     3,166     Dean Witter Discover & Co.                               148,802
     3,400     Federal Home Loan Mortgage Corp.                         283,900
     5,100     Federal National Mortgage Association                    633,038
     2,500     First Bank System, Inc.                                  124,063
     6,558     First Chicago Corp.                                      259,041
     1,500     First Fidelity Bancorp                                   113,063
     1,400     First Interstate Bancorp                                 191,100
     3,600     First Union Corp.                                        200,250
     7,755     Fleet Financial Group, Inc.                              316,016
     1,500     General Re Corp.                                         232,500
     1,800     Golden West Financial Corp.                               99,450
     1,900     Great Western Financial Corp.                             48,450
     1,200     Household International, Inc.                             70,950
     2,500     Humana, Inc.*                                             68,438
     4,700     ITT Hartford Group, Inc.                                 227,363
     1,500     Jefferson-Pilot Corp.                                     69,750
     3,300     KeyCorp                                                  119,625
     1,340     Lehman Brothers Holdings, Inc.                            28,475
     1,800     Lincoln National Corp.                                    96,750
       800     Marsh & McLennan Cos., Inc.                               71,000
     2,900     MBNA Corp.                                               106,908
     2,350     Mellon Bank Corp.                                        126,313
     3,900     Merrill Lynch & Co., Inc.                                198,900
     1,300     Morgan Stanley Group, Inc.                               104,813
     3,500     Morgan (J.P.) & Co., Inc.                                280,875
     2,500     National City Corp.                                       82,813
     5,020     NationsBank Corp.                                        349,518
     3,500     Nicor, Inc.                                               96,250
     6,800     Norwest Corp.                                            224,400
     4,400     PNC Bank Corp.                                           141,900
     3,000     Providian Corp.                                          122,250
     1,800     Republic New York Corp.                                  111,825
     2,933     RJR Nabisco Holdings Corp.                                90,556
     3,000     SAFECO Corp.                                             103,500
     2,000     Salomon, Inc.                                             71,000
     1,300     St. Paul Cos., Inc.                                       72,313
     1,800     Sun Co., Inc.                                             49,275
     1,600     SunTrust Banks, Inc.                                     109,600
     1,600     Torchmark Corp.                                           72,400
     1,200     TransAmerica Corp.                                        87,430
        23     Transport Holdings, Inc., Class A                            937
     6,031     Travelers Group, Inc.                                    379,199
     2,400     United Healthcare Corp.                                  157,200
     1,900     UNUM Corp.                                               104,500
     4,600     USP & G Corp.                                             77,625
     3,800     UST, Inc.                                                126,825
     2,700     U.S. Bancorp                                              90,788
     2,300     U.S. HealthCare, Inc.                                    106,950
     3,300     USLIFE Corp.                                              98,588
     9,500     U.S. West, Inc.                                          339,625
     2,500     Wachovia Corp.                                           114,375
       800     Wells Fargo & Co.                                        172,800
                                                                  -------------
                                                                     12,673,061
                                                                  -------------

               CONSUMER PRODUCTS - 11.70%
     2,000     American Greetings Corp., Class A                         55,250
     1,000     Andrew Corp.*                                             38,250
     4,900     Anheuser-Busch Cos., Inc.                                327,688
     2,800     Applied Materials, Inc.*                                 110,250
    10,207     Archer-Daniels-Midland Co.                               183,726
       900     Bemis, Inc.                                               23,063
     2,400     Brown-Forman Corp., Class B                               87,600
     4,800     Campbell Soup Co.                                        288,000
     2,900     Capital Cities/ABC, Inc.                                 357,788
     1,900     Clorox Co.                                               136,088
     2,200     Colgate-Palmolive Co.                                    154,550
     4,600     Comcast Corp., Class A                                    83,663
     3,500     ConAgra, Inc.                                            144,375
     1,414     Cox Communications, Inc., Class A                         27,573
       470     Crown Vantage, Inc.                                        6,698
     2,100     Darden Restaurants, Inc.*                                 24,938
     2,200     Deluxe Corp.                                              63,800
     4,000     Dial Corp.                                               118,500
     1,700     Donnelley (R.R.) & Sons Co.                               66,938
     2,200     Dow Jones & Co., Inc.                                     87,725
     3,200     Dun & Bradstreet Corp.                                   207,200


                       See Notes to Financial Statements.
---------------------------------------------------------                     43

                                EQUITY INDEX FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               CONSUMER PRODUCTS (CONTINUED)
     6,500     Eastman Kodak Co.                                  $     435,500
     1,900     Gannett Co., Inc.                                        116,613
     1,300     Georgia-Pacific Corp.                                     89,213
     8,600     Gillette Co.                                             448,275
     1,400     Harcourt General, Inc.                                    58,625
     2,800     Hasbro, Inc.                                              86,800
     6,600     Heinz (H.J.) Co.                                         218,625
     1,700     Hershey Foods Corp.                                      110,500
     4,200     International Paper Co.                                  159,075
     4,700     James River Corp. of Virginia                            113,388
     3,400     Jostens, Inc.                                             82,450
     6,120     Kimberly-Clark Corp.                                     506,430
     1,700     King World Productions, Inc.*                             66,088
     1,000     Knight-Ridder, Inc.                                       62,500
     2,500     Liz Claiborne, Inc.                                       69,375
     2,890     Mattel, Inc.                                               88,868
       800     Maytag Corp.                                              16,200
       800     McGraw-Hill Cos., Inc.                                    69,700
     1,300     Mead Corp.                                                67,925
     2,200     New York Times Co., Class A                               65,175
     2,400     NIKE, Inc., Class B                                      167,100
     2,100     Owens-Corning Fiberglas Corp.*                            94,238
     2,300     Polaroid Corp.                                           108,963
    12,900     Procter & Gamble Co.                                   1,070,700
     5,900     Quaker Oats Co.                                          203,550
     2,000     Reebok International, Ltd.                                56,500
     7,400     Sara Lee Corp.                                           235,875
     6,300     Seagram Co., Ltd.                                        218,138
     1,500     Snap-On, Inc.                                             67,875
     1,100     Stanley Works                                             56,650
     2,810     Stone Container Corp.                                     40,394
     1,900     Stride Rite Corp.                                         14,250
     2,300     Sysco Corp.                                               74,750
     3,850     Tele-Comm Liberty Media Group, Series A*                 103,469
    15,400     Tele-Communications, Inc., Class A*                      306,075
       400     Temple-Inland, Inc.                                       17,650
     7,380     Time Warner, Inc.                                        279,518
     4,600     Times Mirror Co., Series A                               155,825
     1,300     Tribune Co.                                               79,463
     1,200     TRW, Inc.                                                 93,000
     2,200     Union Camp Corp.                                         104,775
       288     Viacom, Inc., Class A*                                    13,212
     8,263     Viacom, Inc., Class B*                                   391,460
     9,800     Walt Disney Co.                                          578,200
     4,150     Westvaco Corp.                                           115,163
     3,300     Weyerhaeuser Co.                                         142,725
     1,300     Whirlpool Corp.                                           69,225
     7,000     Whitman Corp.                                            162,750
     1,700     Wrigley (Wm.) Jr. Co.                                     89,250
                                                                  -------------
                                                                     10,635,731
                                                                  -------------

               UTILITIES - 10.49%
     2,000     American Electric Power, Inc.                      $      81,000
    30,467     American Telephone & Telegraph Corp.                   1,972,738
     4,450     Baltimore Gas & Electric Co.                             126,825
     8,200     Bell Atlantic Corp.                                      548,375
    21,100     BellSouth Corp.                                          917,850
     3,400     Browning-Ferris Industries, Inc.                         100,300
     2,600     Carolina Power & Light Co.                                89,700
     6,100     Central & South West Corp.                               170,038
     2,943     CINergy Corp.                                             90,129
     2,800     Columbia Gas System, Inc.*                               122,850
     2,500     Consolidated Edison Co. Of New York, Inc.                 80,000
     1,900     Consolidated Natural Gas Co.                              86,213
     2,400     Detroit Edison Co.                                        82,800
     3,200     DSC Communications Corp.*                                118,000
     3,800     Duke Power Co.                                           180,025
     7,200     ENSERCH Corp.                                            117,000
     3,000     Entergy Corp.                                             87,750
     3,200     FPL Group, Inc.                                          148,400
     3,300     General Public Utilities Corp.                           112,200
    18,800     GTE Corp.                                                827,200
     4,800     Houston Industries, Inc.                                 116,400
     7,200     Laidlaw, Inc., Class B                                    73,800
    11,800     Niagara Mohawk Power Corp.                               113,575
     4,100     Noram Energy Corp.                                        36,388
     1,800     Northern States Power Co.                                 88,425
     8,000     NYNEX Corp.                                              432,000
     2,600     Ohio Edison Co.                                           61,100
     6,000     Pacific Gas & Electric Co.                               170,250
     8,600     Pacific Telesis Group                                    289,175
     4,700     PacifiCorp                                                99,875
     4,200     PECO Energy Co.                                          126,525
     2,200     People's Energy Corp.                                     69,850
     3,600     Public Service Enterprise Group, Inc.                    110,250
    11,400     SBC Communications, Inc.                                 655,500
     5,100     SCEcorp                                                   90,525
    12,500     Southern Co.                                             307,813
     4,200     Texas Utilities Co.                                      172,725
     4,100     Unicom Corp.                                             134,275
     2,000     Union Electric Co.                                        83,500
     8,100     WMX Technologies, Inc.                                   241,988
                                                                  -------------
                                                                      9,533,332
                                                                  -------------

               ENERGY - 9.50%
     1,900     Albemarle Corp.                                           36,813
     1,500     Amerada Hess Corp.                                        79,500
     9,300     Amoco Corp.                                              668,438
     2,500     Ashland, Inc.                                             87,813
     3,000     Atlantic Richfield Co.                                   332,250
     3,300     Burlington Resources, Inc.                               129,525
    12,200     Chevron Corp.                                            640,500
     2,500     Coastal Corp.                                             93,125


                       See Notes to Financial Statements.
44                     --------------------------------------------------------

                                EQUITY INDEX FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               ENERGY (CONTINUED)
     3,000     Dresser Industries, Inc.                           $      73,125
     3,800     Enron Corp.                                              144,875
    24,100     Exxon Corp.                                            1,931,013
        56     Gardner Denver Machinery, Inc.*                            1,064
     1,700     Halliburton Co.                                           86,063
     3,700     Homestake Mining Co.                                      57,813
     1,200     Kerr McGee Corp.                                          76,200
     1,500     Louisiana Land & Exploration Co.                          64,313
     1,200     Louisiana Pacific Corp.                                   29,100
     7,600     Mobil Corp.                                              851,200
     4,300     Occidental Petroleum Corp.                                91,913
     4,900     Oryx Energy Co.*                                          65,538
     2,400     Pacific Enterprises                                       67,800
     3,000     Panhandle Eastern Corp.                                   83,625
     1,100     Pennzoil Co.                                              46,475
     4,000     Phillips Petroleum Co.                                   136,500
    10,000     Royal Dutch Petroleum Co., ADR                         1,411,250
     4,600     Santa Fe Energy Resources, Inc.*                          44,275
     4,000     Schlumberger, Ltd.                                       277,000
     2,000     Sonat, Inc.                                               71,250
     2,200     Tenneco, Inc.                                            109,175
     4,700     Texaco, Inc.                                             368,950
     3,500     Unocal Corp.                                             101,938
     4,800     USX-Marathon Group, Inc.                                  93,600
     2,220     UST-U.S. Steel Group, Inc.                                68,265
     2,800     Western Atlas, Inc.*                                     141,400
     1,600     Williams Cos., Inc.                                       70,200
                                                                  -------------
                                                                      8,631,884
                                                                  -------------

               DURABLE GOODS - 7.94%
     8,100     AirTouch Communications, Inc.*                           228,825
     1,600     Alco Standard Corp.                                       73,000
     5,000     Alltel Corp.                                             147,500
    10,500     Ameritech Corp.                                          619,500
     4,600     AMP, Inc.                                                176,525
       300     Armstrong World Industries, Inc.                          18,600
     1,600     Avery Dennison Corp.                                      80,200
     3,800     Baker Hughes, Inc.                                        92,625
     4,300     Caterpillar, Inc.                                        252,625
     6,500     Chrysler Corp.                                           359,938
     3,300     Cooper Tire & Rubber Co.                                  81,263
     2,600     Corning, Inc.                                             83,200
     2,000     Crown Cork & Seal Co., Inc.*                              83,500
     1,600     Cummins Engine Co., Inc.                                  59,200
     3,500     Dana Corp.                                               102,375
     5,000     Deere & Co.                                              176,250
     3,350     Dominion Resources, Inc.                                 138,188
     1,800     Echlin, Inc.                                              65,700
     4,200     Fleetwood Enterprises, Inc.                              108,150
    20,100     Ford Motor Co.                                           582,900
    14,000     General Motors Corp.                                     740,250
     1,600     General Signal Corp.                                      51,800
     1,400     Genuine Parts Co.                                         57,400
     1,600     Goodrich (B.F.) Co.                                      109,000
     1,900     Goodyear Tire & Rubber Co.                                86,213
       900     Grainger (W.W.), Inc.                                     59,625
     2,000     Harris Corp.                                             109,250
     1,100     Helmerich & Payne, Inc.                                   32,725
     1,700     Illinois Tool Works, Inc.                                100,300
     2,300     Ingersoll Rand Co.                                        80,788
     1,300     Johnson Controls, Inc.                                    89,375
     2,200     McDermott International, Inc.                             48,400
    12,100     MCI Communications Corp.                                 316,113
     2,400     Millipore Corp.                                           98,700
     3,100     Moore Corp., Ltd.                                         57,738
     4,900     Northern Telecom, Ltd.                                   210,700
       690     PACCAR, Inc.                                              29,066
     3,700     Pall Corp.                                                99,438
     1,650     Parker-Hannifin Corp.                                     56,513
     1,400     Pep Boys-Manny, Moe & Jack                                35,875
     2,100     Pioneer Hi-Bred International, Inc.                      116,813
     1,900     Raychem Corp.                                            108,063
     2,300     Rubbermaid, Inc.                                          58,650
     6,500     Sprint Corp.                                             259,188
     4,000     Tellabs, Inc.*                                           148,000
     3,600     Tyco International, Ltd.                                 128,250
     8,900     U.S. West Media Group.*                                  169,100
     1,700     Xerox Corp.                                              232,900
                                                                  -------------
                                                                      7,220,297
                                                                  -------------

               CHEMICALS AND DRUGS - 7.06%
     1,400     Air Products & Chemicals, Inc.                            73,850
     4,300     Alberto-Culver Co., Class B                              147,813
     3,000     Allergan, Inc.                                            97,500
     2,500     ALZA Corp.*                                               61,875
     5,800     American Home Products Corp.                             562,600
     1,100     Avon Products, Inc.                                       82,913
     9,500     Bristol-Myers Squibb Co.                                 815,813
     4,400     Dow Chemical Co.                                         309,650
    10,600     DuPont (E.I.) deNemours & Co.                            740,675
     2,650     Engelhard Corp.                                           57,638
     1,100     FMC Corp.*                                                74,388
     1,500     Grace (W.R.) & Co.                                        76,863
       900     Great Lakes Chemical Corp.                                64,800
     3,000     Hercules, Inc.                                           169,125
     1,600     International Flavors & Fragrances                        76,800
    10,400     Lilly (Eli) & Co.                                        585,000
     2,200     Monsanto Co.                                             269,500
     3,700     Morton International, Inc.                               132,738


                       See Notes to Financial Statements.
---------------------------------------------------------                     45

                                EQUITY INDEX FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               CHEMICALS AND DRUGS (CONTINUED)
     3,100     Nalco Chemical Co.                                 $      93,388
    12,200     Pfizer, Inc.                                             768,600
     9,480     Pharmacia & Upjohn, Inc.                                 367,350
     3,600     Praxair, Inc.                                            121,050
     2,000     Premark International, Inc.                              101,250
     1,100     Rohm & Haas Co.                                           70,813
     2,900     Sherwin-Williams Co.                                     118,175
     1,700     Sigma-Aldrich Corp.                                       84,150
     2,400     Union Carbide Corp.                                       90,000
     2,100     Warner-Lambert Co.                                       203,963
                                                                  -------------
                                                                      6,418,280
                                                                  -------------

               CONSUMER STAPLES - 6.78%
     3,200     American Brands, Inc.                                    142,800
     1,900     Black & Decker Corp.                                      66,975
    24,500     Coca-Cola Co.                                          1,819,125
     3,200     Coors (Adolph) Co., Class B                               70,800
       800     Fruit of The Loom, Inc., Class A*                         19,500
     2,100     Gedneral Mills, Inc.                                     121,275
     4,100     Kellogg Co.                                              316,725
     9,600     Minnesota Mining & Manufacturing Co.                     636,000
     4,500     Newell Cos., Inc.                                        116,438
    15,000     PepsiCo, Inc.                                            838,125
    15,900     Philip Morris Cos., Inc.                               1,438,950
     1,300     Ralston-Purina Co.                                        81,088
       300     Springs Industries, Inc. Class A                          12,413
     2,800     Unilever NV, ADR                                         394,100
     1,600     VF Corp.                                                  84,400
                                                                  -------------
                                                                      6,158,714
                                                                  -------------

               ELECTRONICS - 6.32%
     1,900     Cooper Industries, Inc.                                   69,825
     1,000     Eaton Corp.                                               53,625
     1,500     EG & G, Inc.                                              36,375
     4,200     Emerson Electric Co.                                     343,350
    32,900     General Electric Co.                                   2,368,800
     9,600     Hewlett-Packard Co.                                      804,000
    15,400     Intel Corp.                                              873,950
     4,000     Loral Corp.                                              141,500
    11,000     Motorola, Inc.                                           627,000
     2,100     Scientific-Atlanta, Inc.                                  31,500
     1,400     Tandy Corp.                                               58,100
       600     Tektronix, Inc.                                           29,475
     2,200     Teledyne, Inc.                                            56,375
     3,600     Texas Instruments, Inc.                                  186,300
     4,000     Westinghouse Electric Corp.                               66,000
                                                                  -------------
                                                                      5,746,175
                                                                  -------------

               HEALTH SERVICES - 6.26%
    13,900     Abbott Laboratories                                      580,325
     4,200     Amgen, Inc.*                                             249,375
     2,700     Bard (C.R.), Inc.                                         87,075
     1,500     Bausch & Lomb, Inc.                                       59,438
     5,200     Baxter International, Inc.                               217,750
     1,700     Becion, Dickinson & Co.                                  127,500
       800     Beverly Enterprises, Inc.*                                 8,500
     2,600     Boston Scientific Corp.*                                 127,400
     8,700     Columbia/HCA Healthcare Corp.                            441,525
       800     Community Psychiactric Centers                             9,800
    12,100     Johnson & Johnson                                      1,036,044
     2,700     Mallinckrodt Group, Inc.                                  98,213
     2,400     Manor Care, Inc.                                          84,000
     4,800     Medtronic, Inc.                                          268,200
    23,200     Merck & Co., Inc.                                      1,525,400
     7,200     Schering-Plough Corp.                                    394,200
     3,000     St. Jude Medical, Inc.                                   129,000
     8,700     Tenet Healthcare Corp.*                                  180,525
     3,000     United States Surgical Corp.                              64,125
                                                                  -------------
                                                                      5,688,395
                                                                  -------------

               TECHNOLOGY - 5.99%
     3,300     Advanced Micro Devices, Inc.                              54,450
     7,500     Amdahl Corp.*                                             63,750
     2,000     Apple Computer, Inc.                                      63,750
     1,800     Autodesk, Inc.                                            61,650
     2,000     Automatic Data Processing, Inc., Co.                     148,500
     1,700     Cabletron Systems, Inc.                                  137,700
     1,300     Ceridian Corp.*                                           53,625
     5,100     Cisco Systems, Inc.*                                     380,588
     4,900     Compaq Computer Corp.*                                   235,200
     4,500     Computer Associates International, Inc.                  255,938
     2,700     Computer Sciences Corp.*                                 189,675
     3,200     Cray Research, Inc.*                                      79,200
     3,300     Digital Equipment Corp.*                                 211,613
     1,800     Harnischfeger Industries, Inc.                            59,850
       100     Harris Computer Systems Corp.                              1,350
     2,300     Honeywell, Inc.                                          111,838
     1,400     Intergraph Corp.*                                         22,050
    10,700     International Business Machines Corp.                    981,725
     2,400     ITT Corp.                                                127,200
     2,000     ITT Industries, Inc.                                      48,000
     2,100     LSI Logic Corp.*                                          68,775
     3,400     Micron Technology, Inc.                                  134,725
    11,000     Microsoft Corp.*                                         965,250
     3,600     National Semiconductor Corp.*                             80,100
     6,200     Novell, Inc.*                                             88,350
     8,750     Oracle Corp.*                                            370,781
     2,900     Pitney-Bowes, Inc.                                       136,300


                        See Notes to Financial Statements
46                      -------------------------------------------------------

                                EQUITY INDEX FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                      VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               TECHNOLOGY (CONTINUED)
     2,400     Silicon Graphics, Inc.*                            $      66,000
     3,000     Sun Microsystems, Inc.*                                  136,875
     5,100     Tandem Computers, Inc.*                                   54,188
     9,500     Unisys Corp.*                                             53,438
                                                                  -------------
                                                                      5,442,434
                                                                  -------------

               RETAIL - 4.20%
     3,600     Albertsons, Inc.                                         118,350
     4,900     American Stores Co.                                      131,075
     2,300     Circuit City Stores, Inc.                                 63,538
     1,900     CPC International, Inc.                                  130,388
     2,100     Dayton Hudson Corp.                                      157,500
     2,600     Dillard Department Stores, Inc., Class A                  74,100
     4,300     Federated Department Stores, Inc.*                       118,250
     5,200     Fleming Cos., Inc.                                       107,250
     2,000     Gap, Inc.                                                 84,000
     2,900     Glant Food, Inc., Class A                                 91,350
     1,900     Great Atlantic & Pacific Tea Co., Inc.                    43,700
     8,100     Kmart Corp.                                               58,725
     2,300     Kroger Co.*                                               86,250
     6,200     Limited, Inc.                                            107,725
     4,000     May Department Stores Co.                                169,000
     2,000     Melville Corp.                                            61,500
       400     Mercantile Stores Co., Inc.                               18,500
     3,700     Nordstrom, Inc.                                          149,850
     3,300     Penney (J.C.) Co., Inc.                                  157,163
     4,756     Price/Costco, Inc.*                                       72,529
     2,900     Rite Aid Corp.                                            99,325
     7,600     Sears Roebuck & Co.                                      296,400
     4,000     Supervalu, Inc.                                          126,000
     4,300     Toys 'R' Us, Inc.*                                        93,525
     2,800     Walgreen Co.                                              83,650
    43,000     Wal-Mart Stores, Inc.                                    962,125
     2,600     Winn-Dixie Stores, Inc.                                   95,875
     4,900     Woolworth Corp.                                           63,700
                                                                  -------------
                                                                      3,821,343
                                                                  -------------

               AEROSPACE-AIRLINES - 2.54%
     5,600     AlliedSignal, Inc.                                       266,000
       900     AMR Corp.*                                                66,825
     6,400     Boeing Co.                                               501,600
       500     General Dynamics Corp.                                    29,563
     3,741     Lockheed Martin Corp.                                    295,539
     3,400     McDonnell Douglas Corp.                                  312,800
     1,800     Northrop Grumman Corp.                                   115,200
     3,600     Raytheon Co.                                             170,100
     3,000     Rockwell International Corp.                             158,625
     2,700     Southwest Airlines Co.                                    62,775
     1,300     Textron, Inc.                                             87,750
     1,700     United Technologies Corp.                                161,288
     1,800     USAir Group, Inc.*                                        23,850
     1,600     Varity Corp.*                                             59,400
                                                                  -------------
                                                                      2,311,315
                                                                  -------------

               METALS AND MINING - 1.71%
     3,600     Alcan Aluminum, Ltd.                                     112,050
     4,100     Aluminum Co. of America                                  216,788
     9,400     Barrick Gold Corp.                                       247,925
     2,000     Bethlehem Steel Corp.*                                    28,000
     5,100     Biomet, Inc.*                                             91,163
     1,900     Cyprus Amax Minerals Co.                                  49,638
       600     Echo Bay Mines, Ltd.                                       6,225
     1,346     FirstMiss Gold, Inc.                                      29,949
     4,200     Freeport-Mcmoran Copper & Gold, Inc., Class B            118,125
     1,900     Inco, Ltd., Class A,                                      63,175
     1,748     Newmont Mining Corp.                                      79,097
     1,700     Nucor Corp.                                               97,113
     1,900     Phelps Dodge Corp.                                       118,275
     2,900     Placer Dome, Inc.                                         69,963
     1,300     Reynolds Metals Co.                                       73,613
     5,801     Santa Fe Pacific Gold Corp.                               70,337
       800     Timken Co.                                                30,600
     2,400     Worthington Industries, Inc.                              49,950
                                                                  -------------
                                                                      1,551,986
                                                                  -------------

               BUILDING AND CONSTRUCTION - 1.48%
     1,600     Champion International Corp.                              67,200
     1,800     Dover Corp.                                               66,375
     1,000     Fluor Corp.                                               66,000
     9,133     Home Depot, Inc.                                         437,242
     2,200     Loews Corp.                                              172,425
     4,800     Lowe's Cos., Inc.                                        160,800
     3,400     Masco Corp.                                              106,675
     4,400     PPG Industries, Inc.                                     201,300
     1,200     Willamette Industries, Inc.                               67,500
                                                                  -------------
                                                                      1,345,517
                                                                  -------------

               TRANSPORTATION - 1.33%
     2,884     Burlington Northern Santa Fe Corp.                       224,952
     1,500     Conrail, Inc.                                            105,000
     3,800     CSX Corp.                                                173,375
     1,100     Delta Air Lines, Inc.                                     81,263
     1,300     Federal Express Corp.*                                    96,038
     2,100     Norfolk Southern Corp.                                   166,688
     1,300     Roadway Services, Inc.                                    63,538
     1,800     Ryder Systems, Inc.                                       44,550
     3,800     Union Pacific Corp.                                      250,800
                                                                  -------------
                                                                      1,206,204
                                                                  -------------


                       See Notes to Financial Statements.
---------------------------------------------------------                     47

                                EQUITY INDEX FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
SHARES                                                               (NOTE 2)
--------------------------------------------------------------------------------
               FOOD SERVICES - 0.69%
    13,000     McDonald's Corp.                                   $     586,625
     1,900     Wendy's International, Inc.                               40,375
                                                                  -------------
                                                                        627,000
                                                                  -------------

               CONSUMER SERVICES - 0.53%
     3,150     CUC International, Inc.*                                 107,494
     4,100     First Data Corp.                                         274,188
     2,200     Service Corp. International                               96,800
                                                                  -------------
                                                                        478,482
                                                                  -------------

               HOTELS-LEISURE - 0.30%
     1,800     Harrah's Entertainment, Inc.*                             43,650
     1,500     Hilton Hotels Corp.                                       92,250
     3,200     Marriott International, Inc.                             122,400
       500     Promus Hotel Corp.*                                       11,125
                                                                  -------------
                                                                        269,425
                                                                  -------------

               BUSINESS SERVICES - 0.18%
     1,900     Ecolab, Inc.                                              57,000
     1,800     Interpublic Group Cos., Inc.                              78,075
     1,500     Ogden Corp.                                               32,063
                                                                  -------------
                                                                        167,138
                                                                  -------------
               TOTAL COMMON STOCKS                                   89,926,713
               (Cost $68,599,797)                                 -------------

PREFERRED STOCK - 0.00%

        88     Teledyne, Inc., Series E                                   1,265
                                                                  -------------
               TOTAL PREFERRED STOCK                                      1,265
               (Cost $1,320)                                      -------------

INVESTMENT COMPANIES - 0.91%

   206,455     Goldman Sachs Financial Square Prime
               Obligation Portfolio Fund                                206,455
   621,858     Lehman Brothers Prime Fund, Class A                      621,858
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                               828,313
               (Cost $828,313)                                    -------------

TOTAL INVESTMENTS - 99.85%                                           90,756,291
(Cost $69,429,400)                                                -------------
NET OTHER ASSETS AND LIABILITIES - 0.15%                                132,425
                                                                  -------------
NET ASSETS - 100.00%                                              $  90,888,716
                                                                  -------------
                                                                  -------------

---------------------------------------
*     Non income producing security.
ADR   American Depository Receipt


                       See Notes to Financial Statements.
48                     ---------------------------------------------------------

                          INVESTMENT GRADE INCOME FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                         VALUE
PAR VALUE                                                               (NOTE 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 57.68%
               U.S. TREASURY NOTES - 19.57%
$3,240,000     7.38%, 11/15/97                                    $   3,362,504
 3,000,000     5.13%, 02/28/98                                        2,994,840
 2,500,000     5.13%, 04/30/98                                        2,494,925
 4,550,000     5.38%, 05/31/98                                        4,564,924
 4,600,000     7.50%, 10/31/99                                        4,938,514
   750,000     8.00%, 08/15/01                                          839,528
 7,325,000     5.75%, 08/15/03                                        7,413,120
 1,000,000     7.25%, 08/15/04                                        1,112,030
                                                                  -------------
                                                                     27,720,385
                                                                  -------------

               FEDERAL HOME LOAN MORTGAGE
               CORPORATION (D) - 12.94%
   662,374     9.50%, 03/01/01                                          695,658
   529,178     6.50%, 06/01/04                                          526,824
   535,401     6.50%, 08/01/04                                          546,612
   523,725     8.00%, 04/01/07                                          544,642
   494,195     8.00%, 09/01/08                                          512,975
   344,437     8.00%, 04/01/09                                          355,166
   231,876     8.00%, 06/01/09                                          241,000
   408,879     8.00%, 08/01/09                                          424,968
 4,366,708     7.00%, 08/01/10                                        4,449,937
   755,129     8.75%, 05/01/17                                          796,510
   675,763     7.50%, 10/01/18                                          691,981
   972,939     9.50%, 08/01/19                                        1,039,877
    31,019     9.50%, 08/01/20                                           33,149
    26,585     10.00%, 10/01/20                                          29,154
   280,504     10.00%, 12/01/20                                         307,596
   522,046     9.50%, 02/01/21                                          561,700
 2,417,940     7.50%, 06/01/25                                        2,479,138
 3,950,957     8.00%, 06/01/25                                        4,094,179
                                                                  -------------
                                                                     18,331,066
                                                                  -------------


               U.S. TREASURY BONDS - 10.83%
 3,000,000     7.25%, 05/15/16                                        3,425,610
 1,500,000     7.50%, 11/15/16                                        1,758,749
 2,750,000     7.63%, 11/15/22                                        3,321,918
 5,967,000     7.13%, 02/15/23                                        6,822,906
                                                                  -------------
                                                                     15,329,183
                                                                  -------------

               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION (D) - 10.14%
   875,559     8.50%, 07/01/08                                          921,928
   380,176     8.00%, 04/01/09                                          393,121
 1,222,153     9.00%, 02/01/10                                        1,292,989
 1,900,749     6.50%, 09/01/10                                        1,910,253
   493,706     7.00%, 05/01/17                                          501,186
 3,857,794     6.50%, 01/01/24                                        3,811,964
   918,738     8.50%, 03/01/25                                          958,932
 4,460,213     7.50%, 10/01/25                                        4,568,909
                                                                  -------------
                                                                     14,359,282
                                                                  -------------

               GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION (D) - 3.46%
 2,307,705     9.50%, 02/15/06                                        2,466,360
   344,202     6.50%, 09/15/08                                          347,320
   200,399     9.00%, 08/15/16                                          213,543
   267,856     9.00%, 08/15/16                                          285,425
   358,048     8.00%, 08/15/22                                          373,315
 1,190,927     7.00%, 06/15/23                                        1,205,063
                                                                  -------------
                                                                      4,891,026
                                                                  -------------

               FEDERAL HOME LOAN BANK - 0.74%
 1,000,000     7.89%, 12/23/97                                        1,047,500
                                                                  -------------
               TOTAL U.S. GOVERNMENT AND
               AGENCY OBLIGATIONS                                    81,678,442
               (Cost $78,576,579)                                 -------------

CORPORATE NOTES AND BONDS - 30.30%

               OIL, GAS AND PETROLEUM - 6.00%
 1,350,000     Coastal Corp.
               Senior Debenture
               9.75%, 08/01/03                                        1,612,427
 1,000,000     Parker & Parsley Petroleum Co.
               Senior Notes
               8.88%, 04/15/05                                        1,128,090
 1,500,000     Saga Petroleum
               (Yankee Bond - Norway)
               8.40%, 07/15/04 (C)                                    1,683,690
   700,000     Southwest Gas Corp.
               Debenture, Series F
               9.75%, 06/15/02                                          822,437
 1,000,000     Tosco Corp., Series A
               9.00%, 11/15/97                                        1,036,250
   600,000     Transcontinental Gas Pipe Line Corp.
               9.00%, 11/15/96                                          615,894
 1,500,000     Valero Energy Corp., MTN
               7.50%, 05/31/01                                        1,599,855
                                                                  -------------
                                                                      8,498,643
                                                                  -------------


                      See Notes To Financial Statements.
--------------------------------------------------------                     49

                         INVESTMENT GRADE INCOME FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                  VALUE
PAR VALUE                                                        (NOTE 2)
--------------------------------------------------------------------------------
               FINANCIAL - 4.35%
$  500,000     Advanta Corp.
               5.13%, 11/15/96                                    $     497,180
 1,000,000     Capital One Bank, MTN
               8.63%, 01/15/97                                        1,027,900
   500,000     Coles Myer Finance USA, Ltd., MTN
               5.45%, 07/16/98                                          496,895
 1,300,000     Donaldson, Lufkin & Jenrette, Inc.
               6.88%, 11/01/05                                        1,332,513
   800,000     Heller Financial, Inc.
               7.75%, 05/15/97                                          822,104
   500,000     Lehman Brothers, Inc.
               Senior Subordinate Notes
               10.00%, 05/15/99                                         558,245
 1,300,000     Santander Finance Issuances, Ltd.
               Gtd. Subordinate Notes
               7.75%, 05/15/05                                        1,418,742
                                                                  -------------
                                                                      6,153,579
                                                                  -------------

               INDUSTRIAL - 3.60%
 1,100,000     Cyprus Amax Minerals Co.
               9.88%, 06/13/01                                        1,284,382
 1,200,000     Boise Cascade Corp.
               10.13%, 12/15/97                                       1,290,228
   600,000     Chesapeake Corp.
               7.20%, 03/15/05                                          623,418
 1,050,000     USX-Marathon Group, Inc.
               8.88%, 09/15/97                                        1,100,075
   750,000     Westinghouse Electric Corp.
               8.88%, 06/01/01                                          793,650
                                                                  -------------
                                                                      5,091,753
                                                                  -------------

               TRANSPORTATION - 2.79%
 1,000,000     AMR Corp
               9.50%, 05/15/01                                        1,132,070
   900,000     Consolidated Freightways, Inc.
               9.13%, 08/15/99                                          981,504
 1,650,000     United Air Lines, Inc.
               9.00%, 12/15/03                                        1,835,229
                                                                  -------------
                                                                      3,948,803
                                                                  -------------

               UTILITIES - 2.74%
   900,000     Cincinnati Gas & Electric Co.
               7.20%, 10/01/23                                          906,354
 1,250,000     PECO Energy Co.
               7.50%, 01/15/99                                        1,309,738
 1,050,000     Sithe/Independence Funding Corp.
               Gtd. Secured Bond
               9.00%, 12/30/13 (B)                                    1,087,065
   580,000     Texas Utilities Electric Co.
               7.38%, 10/01/25                                          583,822
                                                                  -------------
                                                                      3,886,979
                                                                  -------------

               COMMUNICATIONS - 2.50%
 1,000,000     GTE Corp.
               8.85%, 03/01/98                                        1,066,150
   500,000     GTE Corp.
               8.75%, 11/01/21                                          593,750
 1,050,000     News America Holdings, Inc.
               Gtd. Senior Notes
               9.13%, 10/15/99                                        1,160,649
   675,000     Time Warner Entertainment Co., LP
               Senior Debenture Notes
               8.38%, 03/15/23                                          726,644
                                                                  -------------
                                                                      3,547,193
                                                                  -------------

               PROCESSED FOODS - 1.93%
 1,000,000     Ralcorp Holdings, Inc.
               8.75%, 09/15/04                                        1,121,090
 1,500,000     Ralston Purina Co.
               7.75%, 10/01/15                                        1,611,120
                                                                  -------------
                                                                      2,732,210
                                                                  -------------

               MANUFACTURING - 1.86%
 1,500,000     Black & Decker Corp.
               6.63%, 11/15/00                                        1,530,120
 1,000,000     James River Corp.
               8.38%, 11/15/01                                        1,108,220
                                                                  -------------
                                                                      2,638,340
                                                                  -------------

               AUTOMOBILE FINANCE - 1.10%
 1,500,000     General Motors Acceptance Corp.
               7.00%, 03/01/00                                        1,558,035
                                                                  -------------

               PHARMACEUTICALS - 0.96%
 1,350,000     Georgia Gulf Corp.
               7.63%, 11/15/05                                        1,365,188
                                                                   ------------


                      See Notes to Financial Statements.
50                    ---------------------------------------------------------

                          INVESTMENT GRADE INCOME FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                         VALUE
PAR VALUE                                                               (NOTE 2)
--------------------------------------------------------------------------------
               HEALTH SERVICES - 0.94%
$1,350,000     FHP International Corp., Senior Notes
               7.00%, 09/15/03                                   $    1,332,153
                                                                 --------------

               ENGINEERING AND CONSTRUCTION - 0.60%
   850,000     Pulte Corp., Senior Notes
               7.00%, 12/15/03                                          846,158
                                                                  -------------

               SECURITIES BROKER - 0.49%
   650,000     Morgan Stanley Group, Inc.
               9.25%, 03/01/98                                          695,019
                                                                  -------------

               BOOK PUBLISHING - 0.44%
   550,000     Time Warner, Inc.
               9.15%, 02/01/23                                          623,722
                                                                  -------------

               TOTAL CORPORATE NOTES AND BONDS                       42,917,775
               (Cost $41,031,412)                                 -------------


ASSET-BACKED SECURITIES (D) - 6.14%

   920,318     Contimortgage Home Equity Loan Trust
               1994-3 Mortgage Pass Thru Certificates
               7.63%, 05/15/09                                          931,535
 1,889,655     Delta Air Lines, Inc., Pass Thru Trust
               9.88%, 04/30/08                                        2,190,865
   500,000     Green Tree Financial Corp.
               94-2 MFD, Senior Subordinate
               Pass Thru Certificates
               7.35, 05/15/19                                           515,935
   850,000     Green Tree Financial Corp.
               94-8 MFD, Senior Subordinate
               Pass Thru Certificates
               8.25%, 04/15/20                                          910,877
   964,275     Nationsbank Auto Grantor Trust
               1995-A Asset-Backed Certificates, Class B
               6.00%, 06/15/02                                          966,384
 1,350,000     Premier Auto Trust
               1995-4 Asset-Backed Notes, Class A-4
               6.00%, 05/06/00                                        1,363,919
   472,696     United Air Lines
               1991-A Pass Thru Trust
               9.30%, 03/22/08                                          530,095
   351,180     Western Financial Grantor Trust
               1994-2 Pass Thru Certificates
               6.38%, 09/01/99                                          353,429
   911,409     Western Financial Grantor Trust
               1995-2 Pass Thru Certificates
               7.10%, 07/01/00                                          927,501
                                                                  -------------
               TOTAL ASSET-BACKED SECURITIES                          8,690,540
               (Cost $8,369,904)                                  -------------

INDEXED SECURITY - 0.70%

 1,000,000     Federal Home Loan Bank, Structured Note
               4.66%, 05/14/96*                                         995,000
                                                                  -------------
               TOTAL INDEXED SECURITY                                   995,000
               (Cost $997,500)                                    -------------

BRADY BOND (C) - 0.68%
 1,000,000     Colombia, Republic of
               7.25%, 02/23/04                                          959,240
                                                                  -------------
               TOTAL BRADY BOND                                         959,240
               (Cost $991,960)                                    -------------

COMMERCIAL PAPER (A) - 2.11%

 1,000,000     Svenska Handelsbanken
               5.69%, 01/16/96                                          997,629
 2,000,000     Banca Court Financial Corp.
               5.65%, 01/26/96                                        1,992,153
                                                                  -------------
               TOTAL COMMERCIAL PAPER                                 2,989,782
               (Cost $2,989,782)                                  -------------


SHARES
------
INVESTMENT COMPANIES - 1.09%

       552     Goldman Sachs Financial Square Prime
               Obligation Portfolio Fund                                    552
 1,547,474     Lehman Brothers Prime Fund, Class A                    1,547,474
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                             1,548,026
               (Cost $1,548,026)                                  -------------

TOTAL INVESTMENTS - 98.70%                                          139,778,805
(Cost $134,504,893)                                               -------------
NET OTHER ASSETS AND LIABILITIES - 1.30%                              1,846,575
                                                                  -------------
NET ASSETS - 100.OO%                                              $ 141,625,380
                                                                  -------------
                                                                  -------------


---------------------------
*     Interest rate is resetable based on the French Franc Swap Rate.
(A)   Effective Yield.
(B) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. As of December 31, 1995, these securities amounted to $1,087,065 or 0.77% of net assets.
(C)   U.S. Currency Denominated.
(D)   Pass Through Certificates.
MTN   Medium Term Notes.


                      See Notes to Financial Statements.
--------------------------------------------------------                     51

                              GOVERNMENT BOND FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                         VALUE
PAR VALUE                                                               (NOTE 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 83.71%

               U.S. TREASURY NOTES - 30.63%
$1,000,000     6.25%, 01/31/97                                    $   1,010,310
 1,000,000     8.50%, 07/15/97                                        1,048,280
 3,050,000     7.00%, 04/15/99                                        3,204,391
 1,090,000     7.75%, 01/31/00                                        1,184,013
   950,000     7.13%, 02/29/00                                        1,011,304
 1,600,000     6.25%, 05/31/00                                        1,653,744
 1,250,000     8.75%, 08/15/00                                        1,419,725
 3,450,000     5.75%, 08/15/03                                        3,491,504
                                                                  -------------
                                                                     14,023,271
                                                                  -------------

               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION - 17.74%
 1,200,000     5.85%, 06/22/98                                        1,212,936
 1,800,000     7.29%, 09/22/99                                        1,846,926
   650,000     6.20%, 06/06/00                                          656,637
 1,500,000     7.06%, 07/14/05                                        1,542,555
 1,300,000     8.40%, 02/25/09, REMIC (A)                             1,432,031
   228,106     8.00%, 04/01/09 (A)                                      235,873
1,000,000      6.40%, 11/25/10 (A)                                    1,010,000
   182,280     7.00%, 05/01/17 (A)                                      185,041
                                                                  -------------
                                                                      8,121,999
                                                                  -------------

               FEDERAL HOME LOAN MORTGAGE
               CORPORATION - 14.41%
   895,000     7.19%, 09/15/99, Series A                                920,588
 1,250,000     8.60%, 01/26/00, Series A                              1,289,450
   690,648     9.50%, 03/01/01 (A)                                      725,353
   352,786     6.50%, 06/01/04 (A)                                      351,216
   442,288     6.50%, 08/01/04 (A)                                      451,549
   494,195     8.00%, 09/01/08 (A)                                      512,975
   390,947     8.00%, 04/01/09 (A)                                      403,125
   144,934     8.00%, 06/01/09 (A)                                      150,637
   408,879     8.00%, 08/01/09 (A)                                      424,968
   275,203     8.00%, 09/01/09 (A)                                      284,508
   531,386     8.00%, 06/01/19 (A)                                      551,558
   483,795     10.00%, 03/01/21 (A)                                     531,821
                                                                  -------------
                                                                      6,597,748
                                                                  -------------

               U.S. GOVERNMENT BACKED BONDS - 11.22%
 1,500,000     State of Israel, Class 1-B
               5.25%, 03/15/98                                        1,496,697
   629,707     Small Business Administration, Series 20B
               9.25%, 02/01/08                                          671,419
 1,250,000     Small Business Administration
               7.15%, 08/01/15                                        1,279,688
   550,000     Tennessee Valley Power Authority
               6.38%, 06/15/05                                          568,904
 1,100,000     Tennessee Valley Power Authority, 1995 Series D
               6.00%, 11/01/00                                        1,118,216
                                                                  -------------
                                                                      5,134,924
                                                                  -------------
               FEDERAL HOME LOAN BANK - 4.26%
   500,000     7.89%, 12/23/97                                          523,750
 1,400,000     6.01%, 06/29/00, Series G                              1,424,276
                                                                  -------------
                                                                      1,948,026
                                                                  -------------

               U.S. TREASURY BONDS - 3.30%
 1,100,000     10.75%, 08/15/05                                       1,511,301
                                                                  -------------
                                                                      1,511,301
                                                                  -------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION (A) - 2.15%
    121,725    6.50%, 06/15/09                                          122,827
    119,513    8.00%, 12/15/06                                          125,912
    687,611    9.50%, 02/15/06                                          734,885
                                                                   ------------
                                                                        983,624
                                                                   -------------
               TOTAL U.S. GOVERNMENT AND
               AGENCY OBLIGATIONS                                    38,320,893
               (Cost $37,513,105)                                  -------------

ASSET-BACKED SECURITIES (A) - 7.85%

   850,000     Discover Card Trust
               1991-D Credit Card Pass Thru Certificate
               8.00%, 10/16/00                                          897,260
   700,000     Green Tree Financial Corp.
               94-7 MFD Senior Subordinate Pass Thru Certificates
               Class A-3
               8.00%, 03/15/20                                          743,946
 1,200,000     Premier Auto Trust
               1995-4 Notes, Class A-4
               6.00%, 05/06/00                                        1,212,372
   734,394     Western Financial Grantor Trust
               1995-3, Class A
               6.05%, 11/01/00                                          739,718
                                                                  -------------
               TOTAL ASSET-BACKED SECURITIES                          3,593,296
               (Cost $3,558,387)                                  -------------


                      See Notes to Financial Statements.
52                    ---------------------------------------------------------

                                    CONTINUED

                              GOVERNMENT BOND FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                         VALUE
PAR VALUE                                                               (NOTE 2)
--------------------------------------------------------------------------------
INDEXED SECURITY - 2.17%

$ 1,000,000    Federated Home Loan Bank, Structured Note
               4.66%, 05/14/96 *                                  $     995,000
                                                                  -------------
               TOTAL INDEXED SECURITY                                   995,000
               (Cost $997,500)                                    -------------


SHARES
-------
INVESTMENT COMPANIES - 3.37%

       578     Goldman Sachs Financial Square Prime
               Obligation Portfolio Fund                                    578
 1,539,687     Lehman Brothers Prime Fund, Class A                    1,539,687
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                             1,540,265
               (Cost $1,540,265)                                  -------------

TOTAL INVESTMENTS - 97.10%                                           44,449,454
(Cost $43,609,257)                                                -------------
NET OTHER ASSETS AND LIABILITIES - 2.90%                              1,328,670
                                                                  -------------
NET ASSETS - 100.00%                                               $ 45,778,124
                                                                  -------------
                                                                  -------------


---------------------
*    Interest rate is reset based on the French Franc Swap Rate.
(A)  Pass Through Certificates
REMIC Real Estate Mortgage Investment Conduit.


                      See Notes to Financial Statements.
--------------------------------------------------------                     53

                                MONEY MARKET FUND

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1995

                                                                       VALUE
PAR VALUE                                                            (NOTE 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 44.03%

               FINANCIAL - 19.92%
$1,000,000     American West Michigan Properties
               5.85%, 12/01/25*                                   $   1,000,000
   550,000     Associates Corp. of North America
               4.50%, 02/15/96                                          548,904
   500,000     Associates Corp. of North America, MTN
               Senior Notes
               4.68%, 04/26/96                                          498,299
 1,725,000     Associates Corp. of North America
               8.80%, 03/01/96                                        1,732,084
 1,850,000     Bankers Trust New York Corp.
               7.25%, 11/01/96                                        1,872,979
 1,000,000     Caterpillar Financial Services Corp., MTN
               5.00%, 06/26/96                                          995,399
   950,000     Corestates Capital Corp., MTN
               Senior Notes
               5.22%, 10/16/96*                                         947,925
 2,750,000     First National Bank of Ohio, MTN
               5.95%, 08/01/96                                        2,750,246
 5,000,000     First National Bank of Boston
               5.81%, 04/08/96*                                       5,001,000
   650,000     First Union Corp.
               Subordinated Notes, Registered
               8.13%, 12/15/96                                          664,631
 2,500,000     Fleet Mortgage Group, Inc., MTN
               5.84%, 11/20/96*                                       2,498,670
 1,000,000     IBM Credit Corp., MTN
               4.77%, 03/04/96                                          998,034
 2,000,000     IBM Credit Corp., MTN
               4.93%, 07/29/96                                        1,989,131
   500,000     International Lease Finance Corp.
               6.38%, 11/01/96                                          501,225
   940,000     International Lease Finance Corp.
               6.63%, 06/01/96                                          942,748
 1,700,000     ITT Corp.
               5.25%, 02/15/96                                        1,697,912
   800,000     NationsBank Corp.
               Senior Notes
               4.75%, 08/15/96                                          794,298
 4,000,000     World Savings & Loan Association, MTN
               4.88%, 03/01/96                                        3,992,692
 1,500,000     World Savings & Loan Association, MTN
               4.85%, 04/01/96                                        1,496,419
                                                                  -------------
                                                                     30,922,596
                                                                  -------------

               SECURITY BROKERS, DEALERS AND EXCHANGES - 12.26%
 2,000,000     Bear Stearns & Cos., Inc., MTN
               6.08%, 08/12/96*                                       2,001,766
 3,000,000     Bear Stearns & Cos., Inc., MTN
               5.94%, 10/07/96*                                       3,000,000
   750,000     Dean Witter Discover & Co., MTN
               6.92%, 09/30/96                                          756,098
 3,000,000     Merrill Lynch & Co., Inc., MTN
               5.65%, 06/12/96*                                       2,999,733
 3,500,000     Merrill Lynch & Co., Inc.
               5.00%, 12/15/96                                        3,478,176
 2,975,000     Morgan Stanley Group, Inc.
               8.00%, 10/15/96                                        3,026,139
 1,000,000     Morgan Stanley Group, Inc., MTN
               Senior Notes
               7.98%, 11/04/96                                        1,017,516
 2,725,000     Paine Webber Group, Inc., MTN
               Senior Notes
               6.83%, 09/03/96                                        2,741,104
                                                                  -------------
                                                                     19,020,532
                                                                  -------------


                       See Notes to Financial Statements.
54                     ---------------------------------------------------------

                                MONEY MARKET FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
PAR VALUE                                                            (NOTE 2)
--------------------------------------------------------------------------------
               AUTOMOTIVE - 7.80%
$1,200,000     American Honda Finance Corp., MTN
               5.88%, 02/07/96* (B)                               $   1,199,935
 3,000,000     American Honda Finance Corp., MTN
               5.97%, 08/01/96* (B)                                   3,000,000
   500,000     Ford Motor Credit Co.
               8.88%, 03/15/96                                          502,956
   875,000     Ford Motor Credit Co.
               8.00%, 10/01/96                                          887,570
   500,000     General Motors Acceptance Corp., MTN
               8.85%, 07/18/96                                          507,633
 1,000,000     General Motors Acceptance Corp., MTN
               6.75%, 05/17/96                                        1,001,217
 5,000,000     General Motors Acceptance Corp., MTN
               5.50%, 06/07/96*                                       5,000,000
                                                                  -------------
                                                                     12,099,311
                                                                  -------------

               UTILITIES - 1.93%
   500,000     Bell Atlantic Financial Services, Inc., MTN
               5.50%, 06/13/96                                          499,276
 2,500,000     Potomac Electric Power Co., MTN
               6.25%, 05/28/96                                        2,502,489
                                                                  -------------
                                                                      3,001,765
                                                                  -------------

               TECHNOLOGY -1.29%
 1,500,000     American Telephone & Telegraph Corp.
               4.50%, 02/15/96                                         1,497,213
   500,000     Lockheed Corp., MTN
               4.88%, 02/15/96                                          499,320
                                                                  -------------
                                                                      1,996,533
                                                                  -------------
               MISCELLANEOUS - 0.33%
   500,000     Temple-Inland, Inc., Registered
               8.38%, 10/01/96                                          509,341
                                                                  -------------

               FOOD AND BEVERAGE - 0.29%
   450,000     PepsiCo, Inc.
               7.88%, 08/15/96                                          455,608
                                                                  -------------

               BASIC MATERIALS - 0.21%
   325,000     duPont (EI) deNemours & Co., MTN
               8.45%, 07/23/96                                          329,750
                                                                  -------------
               TOTAL CORPORATE NOTES AND BONDS                       68,335,436
               (Cost $68,335,436)                                 -------------

MUNICIPAL BONDS - 11.43%

 5,000,000     Arizona Educational Loan Marketing Corp.
               Series C-1, Auction-Based
               6.26%, 01/24/96*                                       5,000,000
 2,500,000     De Kalb County, Georgia
               Development Authority Revenue
               6.10%, 01/11/96                                        2,500,000
 3,000,000     Harris County, Texas Industrial Development Corp.
               Solid Waste Disposal Revenue
               5.85%, 02/20/96                                        2,999,789
 3,000,000     Colorado State Student Obligation Board Authority
               Student Loan, Senior Lien, Series III-A2
               6.07%, 01/03/96*                                       3,000,000
 3,000,000     Nebraska Higher Education Loan
               1993-1, Senior Notes, Series A-2
               5.85%, 02/08/96                                        3,000,000
 1,250,000     Pennsylvania Economic Development Financing
               Authority Economic Development Revenue
               Series D1
               5.80%, 12/01/09*                                       1,250,000
                                                                  -------------
               TOTAL MUNICIPAL BONDS                                 17,749,789
               (Cost $17,749,789)                                 -------------

COMMERCIAL PAPER (A)- 41.49%

               FINANCIAL - 19.93%
 1,000,000     Banca CRT Financial Corp.
               5.78%, 02/05/96                                          994,381
 2,900,000     Banca CRT Financial Corp.
               5.64%, 04/12/96                                        2,853,658
 1,000,000     Banca CRT Financial Corp.
               5.55%, 05/15/96                                          979,188
 1,075,000     Banca CRT Financial Corp.
               5.80%, 01/11/96                                        1,073,268
 1,000,000     Fleet Mortgage Group, Inc.
               5.77%, 01/29/96                                          995,512
 2,000,000     Fuji Bank Ltd New York
               5.76%, 03/18/96                                        1,975,360
 2,500,000     Galacia Funding Corp.
               5.63%, 03/04/96                                        2,475,369
 2,000,000     Galacia Funding Corp., Series A
               5.68%, 03/06/96                                        1,979,489
 2,500,000     Grupo Financiero Bancomer S.A.
               5.42%, 07/11/96                                        2,427,733
 3,000,000     Heller International Corp.
               6.00%, 01/22/96                                        2,989,500
   200,000     International Lease Finance Corp.
               7.60%, 11/29/96                                          203,311


                       See Notes to Financial Statements.
---------------------------------------------------------                     55

                                MONEY MARKET FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
PAR VALUE                                                            (NOTE 2)
--------------------------------------------------------------------------------
               FINANCIAL (CONTINUED)
$2,500,000     Jefferson Smurfit Finance Corp., Series B
               5.69%, 02/06/96                                    $   2,485,775
 3,500,000     PNC Funding Corp.
               5.77%, 02/05/96                                        3,480,366
 3,000,000     Receivables Capital Corp.
               5.81%, 01/04/96                                        2,998,548
 3,031,000     Receivables Capital Corp.
               5.85%, 01/11/96                                        3,026,159
                                                                  -------------
                                                                     30,937,617
                                                                  -------------

               UTILITIES - 6.42%
 5,000,000     Frontier Corp.
               5.78%, 02/09/96                                        4,968,692
 5,000,000     San Diego Gas & Electric
               5.85%, 03/18/96                                        5,000,000
                                                                  -------------
                                                                      9,968,692
                                                                  -------------

               TECHNOLOGY - 3.85%
 1,500,000     General Electric Capital Corp.
               5.41%, 06/12/96                                        1,463,257
 2,000,000     Mitsubishi Motor Credit
               5.80%, 01/19/96                                        1,994,200
 1,000,000     Toshiba International Finance (UK)
               5.95%, 01/30/96                                          995,207
 1,200,000     Toshiba International Finance (UK)
               5.95%, 01/02/96                                        1,199,802
   330,000     Toshiba International Finance (UK)
               5.95%, 03/11/96                                          326,182
                                                                  -------------
                                                                      5,978,648
                                                                  -------------

               EQUIPMENT LEASING - 3.21%
 5,000,000     Cooperative Association of Tractor Dealers
               5.75%, 01/22/96                                        4,983,229
                                                                  -------------

               SECURITY BROKERS AND DEALERS - 3.21%
 5,000,000     Paine Webber Group, Inc.
               5.80%, 01/31/96                                        4,975,833
                                                                  -------------

               OTHER GOVERNMENTS - 2.53%
 2,500,000     Kingdom of Sweden
               5.64%, 03/11/96                                        2,472,583
   500,000     Province of British Columbia
               5.49%, 05/03/96                                          490,630
   355,000     Western Australian Treasury Corp.
               5.75%, 02/22/96                                          352,052
   629,000     Western Australian Treasury Corp.
               5.60%, 04/24/96                                          617,846
                                                                  -------------
                                                                      3,933,111
                                                                  -------------

               CONSUMER PRODUCTS - 1.60%
 1,000,000     Fingerhut Owner Trust
               5.86%, 01/24/96                                          996,256
 1,500,000     Stanley Works
               5.62%, 03/27/96                                        1,479,862
                                                                  -------------
                                                                      2,476,118
                                                                  -------------

               MISCELLANEOUS - 0.74%
   155,000     Ciesco LP
               6.25%, 01/09/96                                          154,785
 1,000,000     Sunbelt-Dix, Inc.
               5.64%, 03/12/96                                          988,877
                                                                  -------------
                                                                      1,143,662
                                                                  -------------
               TOTAL COMMERCIAL PAPER                                64,396,910
               (Cost $64,396,910)                                 -------------

CERTIFICATES OF DEPOSIT - 1.29%

 1,000,000     U.S. National Bank of Oregon
               6.35%, 02/27/96                                        1,000,424
 1,000,000     Creditanstalt Bankverein
               6.10%, 10/30/96                                        1,000,000
                                                                  -------------
               TOTAL CERTIFICATES OF DEPOSIT                          2,000,424
               (Cost $2,000,424)                                  -------------


                       See Notes to Financial Statements.
56                     ---------------------------------------------------------

                                MONEY MARKET FUND

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1995

                                                                       VALUE
PAR VALUE                                                            (NOTE 2)
--------------------------------------------------------------------------------

U.S. GOVERNMENT BACKED BOND - 0.64%

$1,000,000     Federal Home Loan Bank
               6.85%, 02/28/96                                    $   1,001,301
                                                                  -------------
               TOTAL U.S. GOVERNMENT BACKED BOND                      1,001,301
               (Cost $1,001,301)                                  -------------


SHARES
------
INVESTMENT COMPANIES - 1.08%

    15,460     Goldman Sachs Financial Square Prime
               Obligation Portfolio Fund                                 15,460
 1,656,865     Lehman Brothers Prime Fund, Class A                    1,656,865
        31     Temporary Investment Fund, Class B                            31
                                                                  -------------
               TOTAL INVESTMENT COMPANIES                             1,672,356
               (Cost $1,672,356)                                  -------------

TOTAL INVESTMENTS - 99.96%                                          155,156,216
(Cost $155,156,216)                                               -------------
NET OTHER ASSETS AND LIABILITIES - 0.04%                                 54,958
                                                                  -------------
NET ASSETS - 100.00%                                              $ 155,211,174
                                                                  -------------
                                                                  -------------


----------------------------------------
* Interest is reset at various time intervals. The rate shown is that in effect at December 31, 1995.
(A)  Effective Yield.
(B) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. As of December 31, 1995, these securities amounted to $4,199,935 or 2.71% of net assets.
MTN  Medium Term Notes


                       See Notes to Financial Statements.
---------------------------------------------------------                     57

                           ALLMERICA INVESTMENT TRUST

            STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------------------
                                                           SELECT            SELECT              SELECT             SMALL CAP
                                                        INTERNATIONAL      AGGRESSIVE            CAPITAL              VALUE
                                                         EQUITY FUND       GROWTH FUND      APPRECIATION FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments (Note 2):
      Investments at cost. . . . . . . . . . . . .   $    94,711,540     $   201,900,142     $     36,519,336    $     58,963,323
      Repurchase agreements at cost. . . . . . . .                --                  --                   --                  --
      Net unrealized appreciation (depreciation) .         9,178,772          53,548,885            4,663,666           5,654,015
                                                     ---------------     ---------------     ----------------    ----------------
         Total investments at value. . . . . . . .       103,890,312         255,449,027           41,183,002          64,617,338
   Cash  . . . . . . . . . . . . . . . . . . . . .                --           1,917,605               81,167              17,171
   Foreign currency (cost $287,912). . . . . . . .           288,252                  --                   --                  --
   Net unrealized gain (loss) on forward foreign
      currency contracts (Notes 2 & 11). . . . . .           142,491                  --                3,304                  --
   Receivable for investments sold . . . . . . . .                --             486,001              149,843                  --
   Receivable for shares sold. . . . . . . . . . .           196,214             241,244              246,306              11,582
   Receivable from investment adviser (Note 4) . .                --                  --                3,346                  --
   Interest and dividend receivables . . . . . . .           446,733             118,447                3,729             118,768
   Deferred organizational expense (Note 2). . . .                --                  --                5,540                  --
   Dividend reclaim receivables. . . . . . . . . .            57,750                  --                  924                  --
                                                     ---------------     ---------------     ----------------    ----------------
         Total Assets. . . . . . . . . . . . . . .       105,021,752         258,212,324           41,677,161          64,764,859
                                                     ---------------     ---------------     ----------------    ----------------

LIABILITIES:
   Payable for investments purchased . . . . . . .           500,100           2,750,306              232,443              43,032
   Payable for shares purchased. . . . . . . . . .             2,362             308,440                   73              44,562
   Payable to custodian. . . . . . . . . . . . . .            52,793                  --                   --                  --
   Advisory fee payable (Note 3) . . . . . . . . .            84,366             211,877               31,317              46,025
   Accrued expenses and other payables . . . . . .            69,997              69,978               37,293              56,687
                                                     ---------------     ---------------     ----------------    ----------------
         Total Liabilities . . . . . . . . . . . .           709,618           3,340,601              301,126             190,306
                                                     ---------------     ---------------     ----------------    ----------------
NET ASSETS . . . . . . . . . . . . . . . . . . . .   $   104,312,134     $   254,871,723     $     41,376,035    $     64,574,553
                                                     ---------------     ---------------     ----------------    ----------------
                                                     ---------------     ---------------     ----------------    ----------------

NET ASSETS CONSIST OF
   Paid-in capital (Note 6). . . . . . . . . . . .   $    95,044,431     $   196,589,468     $     36,478,701    $     58,960,317
   Undistributed (distribution in excess of)
      net investment income. . . . . . . . . . . .           140,980                  --              (3,304)               1,061
   Accumulated (distribution in excess of) net
      realized gain (loss) on investments sold
      and foreign currency transactions. . . . . .         (197,338)           4,733,370              253,736            (40,840)
   Net unrealized appreciation (depreciation) of
      investments and assets and liabilities in
      foreign currency . . . . . . . . . . . . . .         9,324,061          53,548,885            4,646,902           5,654,015
                                                     ---------------     ---------------     ----------------    ----------------
TOTAL NET ASSETS . . . . . . . . . . . . . . . . .   $   104,312,134     $   254,871,723     $     41,376,035    $     64,574,553
                                                     ---------------     ---------------     ----------------    ----------------
                                                     ---------------     ---------------     ----------------    ----------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING
   (UNLIMITED AUTHORIZATION, NO PAR VALUE) . . . .        91,803,489         137,942,393           30,220,462          52,154,374

NET ASSET VALUE,
   Offering and redemption price per share
   (Net Assets/Shares Outstanding) . . . . . . . .   $         1.136     $         1.848     $          1.369    $          1.238
                                                     ---------------     ---------------     ----------------    ----------------
                                                     ---------------     ---------------     ----------------    ----------------


                       See Notes to Financial Statements.
58                     ---------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

----------------------------------------------------------------------------------------------------------------------------------
                                                                                SELECT         SELECT GROWTH         EQUITY
                                                            GROWTH              GROWTH          AND INCOME           INDEX
                                                             FUND                FUND              FUND               FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments (Note 2):
      Investments at cost. . . . . . . . . . . . .     $   359,506,696    $   113,944,210    $   168,767,406    $    69,429,400
      Repurchase agreements at cost. . . . . . . .           5,000,000                 --                 --                 --
      Net unrealized appreciation (depreciation) .          81,424,965         29,224,942         24,102,246         21,326,891
                                                       ---------------    ---------------    ---------------    ---------------
         Total investments at value. . . . . . . .         445,931,661        143,169,152        192,869,652         90,756,291
   Cash  . . . . . . . . . . . . . . . . . . . . .                  --                 --          3,609,622              9,888
   Foreign currency (cost $287,912). . . . . . . .                  --                 --                 --                 --
   Net unrealized gain (loss) on forward foreign
      currency contracts (Notes 2 & 11). . . . . .                  --                 --                 --                 --
   Receivable for investments sold . . . . . . . .           2,661,202            520,873          3,028,357                 --
   Receivable for shares sold. . . . . . . . . . .               3,219             55,031              7,159             33,201
   Receivable from investment adviser (Note 4) . .                  --                 --                 --                 --
   Interest and dividend receivables . . . . . . .           1,071,749            115,140            369,496            180,860
   Deferred organizational expense (Note 2). . . .                  --                 --                 --                 --
   Dividend reclaim receivables. . . . . . . . . .                  --                 --                 --                 --
                                                       ---------------    ---------------    ---------------    ---------------
         Total Assets. . . . . . . . . . . . . . .         449,667,831        143,860,196        199,884,286         90,980,240
                                                       ---------------    ---------------    ---------------    ---------------

LIABILITIES:
   Payable for investments purchased . . . . . . .           2,525,195                 --          8,043,243             19,016
   Payable for shares purchased. . . . . . . . . .             363,506             21,045             36,818              3,869
   Payable to custodian. . . . . . . . . . . . . .           1,576,692            526,763                 --                 --
   Advisory fee payable (Note 3) . . . . . . . . .             167,049            102,466            119,571             18,139
   Accrued expenses and other payables . . . . . .             164,436             85,236             74,654             50,500
                                                       ---------------    ---------------    ---------------    ---------------
         Total Liabilities . . . . . . . . . . . .           4,796,878            735,510          8,274,286             91,524
                                                       ---------------    ---------------    ---------------    ---------------
NET ASSETS . . . . . . . . . . . . . . . . . . . .     $   444,870,953    $   143,124,686    $   191,610,000    $    90,888,716
                                                       ---------------    ---------------    ---------------    ---------------
                                                       ---------------    ---------------    ---------------    ---------------

NET ASSETS CONSIST OF
   Paid-in capital (Note 6). . . . . . . . . . . .     $   357,590,837    $   117,839,442    $   163,988,543    $    69,631,030
   Undistributed (distribution in excess of)
      net investment income. . . . . . . . . . . .              45,614              3,143             15,372                 --
   Accumulated (distribution in excess of) net
      realized gain (loss) on investments sold
      and foreign currency transactions. . . . . .           5,809,537         (3,942,841)         3,503,839            (69,205)
   Net unrealized appreciation (depreciation) of
      investments and assets and liabilities in
      foreign currency . . . . . . . . . . . . . .          81,424,965         29,224,942         24,102,246         21,326,891
                                                       ---------------    ---------------    ---------------    ---------------
TOTAL NET ASSETS . . . . . . . . . . . . . . . . .     $   444,870,953    $   143,124,686    $   191,610,000    $    90,888,716
                                                       ---------------    ---------------    ---------------    ---------------
                                                       ---------------    ---------------    ---------------    ---------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING
   (UNLIMITED AUTHORIZATION, NO PAR VALUE) . . . .         204,423,860        104,517,970        151,079,967         49,740,620

NET ASSET VALUE,
   Offering and redemption price per share             $         2.176     $        1.369    $         1.268    $         1.827
   (Net Assets/Shares Outstanding) . . . . . . . .     ---------------    ---------------    ---------------    ---------------
                                                       ---------------    ---------------    ---------------    ---------------


                       See Notes to Financial Statements.
---------------------------------------------------------


                           ALLMERICA INVESTMENT TRUST


-------------------------------------------------------------------------------------------------------------
                                                          INVESTMENT          GOVERNMENT           MONEY
                                                         GRADE INCOME            BOND             MARKET
                                                             FUND                FUND              FUND
-------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments (Note 2):
      Investments at cost. . . . . . . . . . . . .     $   134,504,893    $    43,609,257    $   155,156,216
      Repurchase agreements at cost. . . . . . . .                  --                 --                 --
      Net unrealized appreciation (depreciation) .           5,273,912            840,197                 --
                                                       ---------------    ---------------    ---------------
         Total investments at value. . . . . . . .         139,778,805         44,449,454        155,156,216
   Cash  . . . . . . . . . . . . . . . . . . . . .              76,688                689             34,520
   Foreign currency (cost $287,912). . . . . . . .                  --                 --                 --
   Net unrealized gain (loss) on forward foreign
      currency contracts (Notes 2 & 11). . . . . .                  --                 --                 --
   Receivable for investments sold . . . . . . . .             124,990             88,660                 --
   Receivable for shares sold. . . . . . . . . . .              44,534            593,018            287,045
   Receivable from investment adviser (Note 4) . .                  --                 --                 --
   Interest and dividend receivables . . . . . . .           1,740,894            712,493          1,158,888
   Deferred organizational expense (Note 2). . . .                  --                 --                 --
   Dividend reclaim receivables. . . . . . . . . .                  --                 --                 --
                                                       ---------------    ---------------    ---------------
         Total Assets. . . . . . . . . . . . . . .         141,765,911         45,844,314        156,636,669
                                                       ---------------    ---------------    ---------------

LIABILITIES:
   Payable for investments purchased . . . . . . .                  --                 --                 --
   Payable for shares purchased. . . . . . . . . .              24,940              5,212          1,335,374
   Payable to custodian. . . . . . . . . . . . . .                  --                 --                 --
   Advisory fee payable (Note 3) . . . . . . . . .              47,831             18,784             37,642
   Accrued expenses and other payables . . . . . .              67,760             42,194             52,479
                                                       ---------------    ---------------    ---------------
         Total Liabilities . . . . . . . . . . . .             140,531             66,190          1,425,495
                                                       ---------------    ---------------    ---------------
NET ASSETS . . . . . . . . . . . . . . . . . . . .     $   141,625,380    $    45,778,124    $   155,211,174
                                                       ---------------    ---------------    ---------------
                                                       ---------------    ---------------    ---------------

NET ASSETS CONSIST OF
   Paid-in capital (Note 6). . . . . . . . . . . .     $   138,299,700    $    47,003,138    $   155,211,911
   Undistributed (distribution in excess of)
      net investment income. . . . . . . . . . . .                  --                 --                 --
   Accumulated (distribution in excess of) net
      realized gain (loss) on investments sold
      and foreign currency transactions. . . . . .          (1,948,232)        (2,065,211)              (737)
   Net unrealized appreciation (depreciation) of
      investments and assets and liabilities in
      foreign currency . . . . . . . . . . . . . .           5,273,912            840,197                 --
                                                       ---------------    ---------------    ---------------
TOTAL NET ASSETS . . . . . . . . . . . . . . . . .     $   141,625,380    $    45,778,124    $   155,211,174
                                                       ---------------    ---------------    ---------------
                                                       ---------------    ---------------    ---------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING
   (UNLIMITED AUTHORIZATION, NO PAR VALUE) . . . .         126,821,989         43,121,579        155,211,911

NET ASSET VALUE,
   Offering and redemption price per share
   (Net Assets/Shares Outstanding) . . . . . . . .     $         1.117    $         1.062    $         1.000
                                                       ---------------    ---------------    ---------------
                                                       ---------------    ---------------    ---------------


                       See Notes to Financial Statements.
---------------------------------------------------------                     59

                           ALLMERICA INVESTMENT TRUST

          STATEMENTS OF OPERATIONS - FOR YEAR ENDED DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------------------
                                                           SELECT            SELECT              SELECT             SMALL CAP
                                                        INTERNATIONAL      AGGRESSIVE            CAPITAL              VALUE
                                                         EQUITY FUND       GROWTH FUND     APPRECIATION FUND*         FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2) . . . . . . . . . . . . . . .   $        12,218     $       294,930     $         86,963    $             24
   Dividends (Note 2). . . . . . . . . . . . . . .         2,254,342           1,678,137               61,054             990,146
   Other income (Note  5). . . . . . . . . . . . .            11,687               2,753                   --               7,929
   Less net foreign taxes withheld . . . . . . . .          (316,808)                 --               (1,443)                 --
                                                     ---------------     ---------------     ----------------    ----------------
      Total investment income. . . . . . . . . . .         1,961,439           1,975,820              146,574             998,099
                                                     ---------------     ---------------     ----------------    ----------------

EXPENSES
   Investment advisory fees (Note 3&4) . . . . . .           672,770           1,943,953              133,723             453,215
   Custodian fees  . . . . . . . . . . . . . . . .           110,230               7,723                8,494               7,782
   Fund accounting fees (Note 3) . . . . . . . . .            34,297              42,326               16,986              31,236
   Legal fees. . . . . . . . . . . . . . . . . . .             4,156               5,497                3,737               5,497
   Audit fees. . . . . . . . . . . . . . . . . . .             2,373               7,227                4,910               7,326
   Trustees' fees and expenses (Note 3). . . . . .             1,972               5,886                  467               1,654
   Reports to shareholders . . . . . . . . . . . .             1,719              65,169               14,632              22,688
   Registration fees . . . . . . . . . . . . . . .             3,331              30,923                1,171              10,665
   Amortization of organization costs (Note 2) . .                --                  --                  867                  --
   Insurance . . . . . . . . . . . . . . . . . . .               548               1,570                1,066                 204
   Miscellaneous . . . . . . . . . . . . . . . . .               110               8,412                3,196                 594
                                                     ---------------     ---------------     ----------------    ----------------
      Total expenses before reimbursement. . . . .           831,506           2,118,686              189,249             540,861
      Less: Reimbursement (Note 4) . . . . . . . .                --                  --               (8,720)                 --
                                                     ---------------     ---------------     ----------------    ----------------
      Total expenses net of reimbursement. . . . .           831,506           2,118,686              180,529             540,861
                                                     ---------------     ---------------     ----------------    ----------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . .         1,129,933            (142,866)             (33,955)            457,238
                                                     ---------------     ---------------     ----------------    ----------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold. .            39,470          16,028,765            1,065,740           1,693,710
   Net realized (loss) on foreign currency
      transactions . . . . . . . . . . . . . . . .            20,963                  --                2,497                  --
   Net change in unrealized appreciation
      (depreciation) of assets and liabilities
      in foreign currency. . . . . . . . . . . . .           149,915                  --              (16,764)                 --
   Net change in unrealized appreciation
      (depreciation) of investments. . . . . . . .        10,617,500          37,467,083            4,663,666           6,588,253
                                                     ---------------     ---------------     ----------------    ----------------

NET GAIN (LOSS) ON INVESTMENTS . . . . . . . . . .        10,827,848          53,495,848            5,715,139           8,281,963


NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS. . . . . . . .   $    11,957,781     $    53,352,982     $      5,681,184    $      8,739,201
                                                     ---------------     ---------------     ----------------    ----------------
                                                     ---------------     ---------------     ----------------    ----------------


____________________________________________________________________
*  The Fund commenced operations on April 28, 1995.


                       See Notes to Financial Statements.
60                     ---------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

---------------------------------------------------------------------------------------------------------------------------------
                                                                                SELECT         SELECT GROWTH         EQUITY
                                                            GROWTH              GROWTH          AND INCOME            INDEX
                                                             FUND                FUND              FUND               FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2) . . . . . . . . . . . . . . .     $     1,486,503   $        321,681   $        614,995    $            --
   Dividends (Note 2). . . . . . . . . . . . . . .           9,719,958            852,325          3,168,788          1,753,528
   Other income (Note  5). . . . . . . . . . . . .              85,334             11,423             24,078                 --
   Less net foreign taxes withheld . . . . . . . .                  --                 --                 --                 --
                                                       ---------------    ---------------    ---------------    ---------------
      Total investment income. . . . . . . . . . .          11,291,795          1,185,429          3,807,861          1,753,528
                                                       ---------------    ---------------    ---------------    ---------------

EXPENSES
   Investment advisory fees (Note 3&4) . . . . . .           1,796,677          1,017,303          1,124,323            234,207
   Custodian fees (Note 3) . . . . . . . . . . . .              20,411              9,859             12,813             15,476
   Fund accounting fees (Note 3) . . . . . . . . .              62,900             41,841             39,384             59,181
   Legal fees. . . . . . . . . . . . . . . . . . .               5,497              5,497              5,497              5,497
   Audit fees. . . . . . . . . . . . . . . . . . .               9,819              7,227              7,227             16,453
   Trustees' fees and expenses (Note 3). . . . . .              12,302              3,668              4,584              2,119
   Reports to shareholders . . . . . . . . . . . .             154,286             43,209             53,284             35,645
   Registration fees . . . . . . . . . . . . . . .                  --             13,067             19,163              5,522
   Amortization of organization costs (Note 2) . .                  --                 --                 --                 --
   Insurance . . . . . . . . . . . . . . . . . . .               3,285              1,533              1,533              1,292
   Miscellaneous . . . . . . . . . . . . . . . . .              55,539             18,186              7,859              8,809
                                                       ---------------    ---------------    ---------------    ---------------
      Total expenses before reimbursement. . . . .           2,120,716          1,161,390          1,275,667            384,201
      Less: Reimbursement (Note 4) . . . . . . . .                  --                 --                 --                 --
                                                       ---------------    ---------------    ---------------    ---------------
      Total expenses net of reimbursement. . . . .           2,120,716          1,161,390          1,275,667            384,201
                                                       ---------------    ---------------    ---------------    ---------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . .           9,171,079             24,039          2,532,194          1,369,327
                                                       ---------------    ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold. .          34,330,359           (240,313)        11,310,318          1,875,586
   Net realized (loss) on foreign currency
      transactions . . . . . . . . . . . . . . . .                  --                 --                 --                 --
   Net change in unrealized appreciation
      (depreciation) of assets and liabilities
      in foreign currency. . . . . . . . . . . . .                  --                 --                 --                 --
   Net change in unrealized appreciation
      (depreciation) of investments. . . . . . . .          66,369,242         24,384,776         25,861,731         17,718,754
                                                       ---------------    ---------------    ---------------    ---------------

NET GAIN (LOSS) ON INVESTMENTS . . . . . . . . . .         100,699,601         24,144,463         37,172,049         19,594,340
                                                       ---------------    ---------------    ---------------    ---------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS. . . . . . . .     $   109,870,680    $    24,168,502    $    39,704,243    $    20,963,667
                                                       ---------------    ---------------    ---------------    ---------------
                                                       ---------------    ---------------    ---------------    ---------------

                       See Notes to Financial Statements.
---------------------------------------------------------


                           ALLMERICA INVESTMENT TRUST

-------------------------------------------------------------------------------------------------------------
                                                          INVESTMENT          GOVERNMENT           MONEY
                                                         GRADE INCOME            BOND             MARKET
                                                             FUND                FUND              FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2) . . . . . . . . . . . . . . .     $     8,771,898     $    2,722,441     $    7,964,553
   Dividends (Note 2). . . . . . . . . . . . . . .             207,636                 --            242,614
   Other income (Note  5). . . . . . . . . . . . .                  --                 --                 --
   Less net foreign taxes withheld . . . . . . . .                  --                 --                 --
                                                       ---------------    ---------------    ---------------
      Total investment income. . . . . . . . . . .           8,979,534          2,722,441          8,207,167
                                                       ---------------    ---------------    ---------------

EXPENSES
   Investment advisory fees (Note 3&4) . . . . . .             511,997            206,197            389,542
   Custodian fees (Note 3) . . . . . . . . . . . .               9,245              7,888             10,883
   Fund accounting fees (Note 3) . . . . . . . . .              45,125             35,770             36,500
   Legal fees. . . . . . . . . . . . . . . . . . .               5,574              2,919              5,497
   Audit fees. . . . . . . . . . . . . . . . . . .               8,578              7,305              9,600
   Trustees' fees and expenses (Note 3). . . . . .               3,923              1,310              4,217
   Reports to shareholders . . . . . . . . . . . .              55,903             14,306             24,342
   Registration fees . . . . . . . . . . . . . . .               5,526                 --              1,794
   Amortization of organization costs (Note 2) . .                  --                 --                 --
   Insurance . . . . . . . . . . . . . . . . . . .               3,285              1,544              2,555
   Miscellaneous . . . . . . . . . . . . . . . . .              15,715              8,971              6,837
                                                       ---------------    ---------------    ---------------
      Total expenses before reimbursement. . . . .             664,871            286,210            491,767
      Less: Reimbursement (Note 4) . . . . . . . .                  --                 --                 --
                                                       ---------------    ---------------    ---------------
      Total expenses net of reimbursement. . . . .             664,871            286,210            491,767
                                                       ---------------    ---------------    ---------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . .           8,314,663          2,436,231          7,715,400
                                                       ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold. .           1,260,297           (120,017)              (390)
   Net realized (loss) on foreign currency
      transactions . . . . . . . . . . . . . . . .                  --                 --                 --
   Net change in unrealized appreciation
      (depreciation) of assets and liabilities
      in foreign currency. . . . . . . . . . . . .                  --                 --                 --
   Net change in unrealized appreciation
      (depreciation) of investments. . . . . . . .          10,604,245          2,762,902                 --
                                                       ---------------    ---------------    ---------------

NET GAIN (LOSS) ON INVESTMENTS . . . . . . . . . .          11,864,542          2,642,885               (390)
                                                       ---------------    ---------------    ---------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS. . . . . . . .     $    20,179,205    $     5,079,116    $     7,715,010
                                                       ---------------    ---------------    ---------------
                                                       ---------------    ---------------    ---------------


                       See Notes to Financial Statements.
---------------------------------------------------------                     61

                           ALLMERICA INVESTMENT TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                            SELECT INTERNATIONAL                      SELECT AGGRESSIVE
                                                                 EQUITY FUND                             GROWTH FUND
                                                     -------------------------------------------------------------------------------
                                                         YEAR ENDED        PERIOD ENDED            YEARS ENDED DECEMBER 31,
                                                     DECEMBER 31, 1995  DECEMBER 31, 1994*         1995               1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF YEAR. . . . . . . . . .     $  40,497,806      $          --        $ 136,573,109      $  66,250,873
                                                       -------------      -------------        -------------      -------------

INCREASE (DECREASE ) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income (loss). . . . . . . . . .         1,129,933            131,963             (142,866)          (221,519)
   Net realized gain (loss) on investments
      sold and foreign currency transactions . . .            60,433            100,896           16,028,765        (10,161,948)
   Net change in unrealized appreciation
       (depreciation) of investments and assets
       and liabilities in foreign currency.. . . .        10,767,415         (1,443,354)          37,467,083          7,667,386
                                                       -------------      -------------        -------------      -------------
   Net increase (decrease) in net assets
       resulting from operations . . . . . . . . .        11,957,781         (1,210,495)          53,352,982         (2,716,081)
                                                       -------------      -------------        -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income . . . . . . . . . . . . .          (996,037)           (38,995)                  --                 --
   Net realized gain on investments. . . . . . . .          (396,021)           (48,530)                  --                 --
   Distribution in excess of net capital gains . .                --                 --                   --                 --
                                                       -------------      -------------        -------------      -------------
       Total distributions . . . . . . . . . . . .        (1,392,058)           (87,525)                  --                 --
                                                       -------------      -------------        -------------      -------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares . . . . . . .        58,476,233         42,401,429           74,888,511         79,109,465
   Issued to shareholders in reinvestment of
       dividends . . . . . . . . . . . . . . . . .         1,392,058             87,525                   --                 --
   Cost of shares repurchased. . . . . . . . . . .        (6,619,686)          (693,128)          (9,942,879)        (6,071,148)
                                                       -------------      -------------        -------------      -------------
   Net increase (decrease) from capital share
       transactions. . . . . . . . . . . . . . . .        53,248,605         41,795,826           64,945,632         73,038,317
                                                       -------------      -------------        -------------      -------------
   Total increase (decrease) in net assets . . . .        63,814,328         40,497,806          118,298,614         70,322,236
                                                       -------------      -------------        -------------      -------------

NET ASSETS AT END OF YEAR (INCLUDING LINE A) . . .     $ 104,312,134      $  40,497,806        $ 254,871,723      $ 136,573,109
                                                       -------------      -------------        -------------      -------------
                                                       -------------      -------------        -------------      -------------

(A) Undistributed (distribution in excess of)
       net investment income . . . . . . . . . . .     $     140,980      $     (13,879)       $          --      $          --
                                                       -------------      -------------        -------------      -------------
                                                       -------------      -------------        -------------      -------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold. . . . . . . . . . . . . . . . . . . . . .        54,922,638         42,648,059           46,078,409         55,741,786
   Issued to shareholders in reinvestment of
       dividends . . . . . . . . . . . . . . . . .         1,229,509             90,888                   --                 --
   Repurchased . . . . . . . . . . . . . . . . . .        (6,387,844)          (699,761)          (5,889,973)        (4,299,154)
                                                       -------------      -------------        -------------      -------------
   Net increase (decrease) in shares outstanding .        49,764,303         42,039,186           40,188,436         51,442,632
                                                       -------------      -------------        -------------      -------------
                                                       -------------      -------------        -------------      -------------

_____________________________________________________
*    The Fund commenced operations on May 2, 1994.
**   The Fund commenced operations on April 28, 1995.


                       See Notes to Financial Statements.
62                     ---------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

----------------------------------------------------------------------------------------------------------------
                                                        SELECT CAPITAL                      SMALL CAP
                                                       APPRECIATION FUND                   VALUE FUND
                                                     -----------------------------------------------------------
                                                         PERIOD ENDED               YEARS ENDED DECEMBER 31,
                                                      DECEMBER 31, 1995**           1995               1994
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF YEAR. . . . . . . . . .      $          --          $  41,341,503      $  12,730,551
                                                        -------------          -------------      -------------

INCREASE (DECREASE ) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income (loss). . . . . . . . . .            (33,955)               457,238            181,612
   Net realized gain (loss) on investments
      sold and foreign currency transactions . . .          1,068,237              1,693,710             40,557
   Net change in unrealized appreciation
       (depreciation) of investments and assets
       and liabilities in foreign currency.. . . .          4,646,902              6,588,253         (2,150,217)
                                                        -------------          -------------      -------------
   Net increase (decrease) in net assets
       resulting from operations . . . . . . . . .          5,681,184              8,739,201         (1,928,048)
                                                        -------------          -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income . . . . . . . . . . . . .                 --               (456,177)          (181,612)
   Net realized gain on investments. . . . . . . .           (783,850)            (1,656,824)                --
   Distribution in excess of net capital gains . .                 --                (40,840)               (22)
                                                        -------------          -------------      -------------
       Total distributions . . . . . . . . . . . .           (783,850)            (2,153,841)          (181,634)
                                                        -------------          -------------      -------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares . . . . . . .         36,016,174             18,929,818         30,878,413
   Issued to shareholders in reinvestment of
       dividends . . . . . . . . . . . . . . . . .            783,850              2,153,841            181,634
   Cost of shares repurchased. . . . . . . . . . .           (321,323)            (4,435,969)          (339,413)
                                                        -------------          -------------      -------------
   Net increase (decrease) from capital share
       transactions. . . . . . . . . . . . . . . .         36,478,701             16,647,690         30,720,634
                                                        -------------          -------------      -------------
   Total increase (decrease) in net assets . . . .         41,376,035             23,233,050         28,610,952
                                                        -------------          -------------      -------------

NET ASSETS AT END OF YEAR (INCLUDING LINE A) . . .      $  41,376,035          $  64,574,553      $  41,341,503
                                                        -------------          -------------      -------------
                                                        -------------          -------------      -------------

(A) Undistributed (distribution in excess of)
       net investment income . . . . . . . . . . .      $      (3,304)         $       1,061      $          --
                                                        -------------          -------------      -------------
                                                        -------------          -------------      -------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold. . . . . . . . . . . . . . . . . . . . . .         29,899,903             16,206,081         27,225,300
   Issued to shareholders in reinvestment of
       dividends . . . . . . . . . . . . . . . . .             572,571              1,739,775            166,790
   Repurchased . . . . . . . . . . . . . . . . . .            (252,012)            (3,757,744)          (303,464)
                                                         -------------          -------------      -------------
   Net increase (decrease) in shares outstanding .          30,220,462             14,188,112         27,088,626
                                                         -------------          -------------      -------------
                                                         -------------          -------------      -------------


                           ALLMERICA INVESTMENT TRUST

--------------------------------------------------------------------------------------------------------------------------
                                                                   GROWTH                             SELECT
                                                                    FUND                            GROWTH FUND
                                                     ---------------------------------------------------------------------
                                                          YEARS ENDED DECEMBER 31,           YEARS ENDED DECEMBER 31,
                                                          1995               1994            1995               1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF YEAR. . . . . . . . . .    $ 335,713,593     $ 338,545,370    $  88,263,274      $  53,853,524
                                                      -------------     -------------    -------------      -------------

INCREASE (DECREASE ) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income (loss). . . . . . . . . .        9,171,079         7,552,976           24,039            266,298
   Net realized gain (loss) on investments
      sold and foreign currency transactions . . .       34,330,359        20,083,968         (240,313)        (3,381,025)
   Net change in unrealized appreciation
       (depreciation) of investments and assets
       and liabilities in foreign currency.. . . .       66,369,242       (27,175,747)      24,384,776          2,059,489
                                                      -------------     -------------    -------------      -------------
   Net increase (decrease) in net assets
       resulting from operations . . . . . . . . .      109,870,680           461,197       24,168,502         (1,055,238)
                                                      -------------     -------------    -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income . . . . . . . . . . . . .       (9,094,592)       (7,552,408)         (20,896)          (265,912)
   Net realized gain on investments. . . . . . . .      (33,688,107)      (14,798,129)              --                 --
   Distribution in excess of net capital gains . .               --                --               --                 --
                                                      -------------     -------------    -------------      -------------
       Total distributions . . . . . . . . . . . .      (42,782,699)      (22,350,537)         (20,896)          (265,912)
                                                      -------------     -------------    -------------      -------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares . . . . . . .       37,306,107        48,153,532       36,197,767         39,359,834
   Issued to shareholders in reinvestment of
       dividends . . . . . . . . . . . . . . . . .       42,782,699        22,350,537           20,896            265,912
   Cost of shares repurchased. . . . . . . . . . .      (38,019,427)      (51,446,506)      (5,504,857)        (3,894,846)
                                                      -------------     -------------    -------------      -------------
   Net increase (decrease) from capital share
       transactions. . . . . . . . . . . . . . . .       42,069,379        19,057,563       30,713,806         35,730,900
                                                      -------------     -------------    -------------      -------------
   Total increase (decrease) in net assets . . . .      109,157,360        (2,831,777)      54,861,412         34,409,750
                                                      -------------     -------------    -------------      -------------

NET ASSETS AT END OF YEAR (INCLUDING LINE A) . . .    $ 444,870,953     $ 335,713,593    $ 143,124,686      $  88,263,274
                                                      -------------     -------------    -------------      -------------
                                                      -------------     -------------    -------------      -------------

(A) Undistributed (distribution in excess of)
       net investment income . . . . . . . . . . .    $      45,614     $         568    $       3,143      $         386
                                                      -------------     -------------    -------------      -------------
                                                      -------------     -------------    -------------      -------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold. . . . . . . . . . . . . . . . . . . . . .       17,727,581        25,103,242       28,453,081         35,429,310
   Issued to shareholders in reinvestment of
       dividends . . . . . . . . . . . . . . . . .       19,780,330        12,224,920           15,263            241,958
   Repurchased . . . . . . . . . . . . . . . . . .      (18,183,452)      (26,815,831)      (4,239,678)        (3,516,928)
                                                      -------------     -------------    -------------      -------------
   Net increase (decrease) in shares outstanding .       19,324,459        10,512,331       24,228,666         32,154,340
                                                      -------------     -------------    -------------      -------------

                       See Notes to Financial Statements.
---------------------------------------------------------                     63

                           ALLMERICA INVESTMENT TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------------------
                                                                SELECT GROWTH                           EQUITY INDEX
                                                               AND INCOME FUND                              FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                          YEARS ENDED DECEMBER 31,                YEARS ENDED DECEMBER 31,
                                                          1995               1994                 1995               1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF YEAR. . . . . . . . . .     $ 110,212,501      $  60,518,037        $  52,245,669      $  42,841,722
                                                       -------------      -------------        -------------      -------------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income . . . . . . . . . . . . .         2,532,194          2,199,418            1,369,327          1,084,250
   Net realized gain (loss) on investments sold. .        11,310,318          2,043,101            1,875,586            642,239
   Net change in unrealized appreciation
       (depreciation) of investments . . . . . . .        25,861,731        (3,847,540)           17,718,754        (1,184,242)
                                                       -------------      -------------        -------------      -------------
   Net increase (decrease) in net assets
       resulting from operations . . . . . . . . .        39,704,243            394,979           20,963,667            542,247
                                                       -------------      -------------        -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income . . . . . . . . . . . . .       (2,516,822)        (2,199,265)          (1,369,327)        (1,100,368)
   Distributions in excess of net investment
       income. . . . . . . . . . . . . . . . . . .                --                 --                   --                 --
   Net realized gain on investments. . . . . . . .       (7,157,977)        (1,837,958)          (1,848,982)          (655,350)
   Distribution in excess of net realized
       capital gains . . . . . . . . . . . . . . .                --          (683,154)             (69,205)                 --
   Return of capital . . . . . . . . . . . . . . .                --                 --          (2,614,356)                 --
                                                       -------------      -------------        -------------      -------------
       Total distributions . . . . . . . . . . . .       (9,674,799)        (4,720,377)          (5,901,870)        (1,755,718)
                                                       -------------      -------------        -------------      -------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares . . . . . . .        48,458,874         51,551,924           19,845,741         11,343,518
   Issued to shareholders in reinvestment
       of dividend . . . . . . . . . . . . . . . .         9,674,799          4,720,377            5,901,870          1,755,718
   Cost of shares repurchased. . . . . . . . . . .       (6,765,618)        (2,252,439)          (2,166,361)        (2,481,818)
                                                       -------------      -------------        -------------      -------------
       Net increase (decrease) from
       capital share transactions. . . . . . . . .        51,368,055         54,019,862           23,581,250         10,617,418
                                                       -------------      -------------        -------------      -------------
       Total increase (decrease) in net assets . .        81,397,499         49,694,464           38,643,047          9,403,947
                                                       -------------      -------------        -------------      -------------

NET ASSETS AT END OF YEAR (INCLUDING LINE A) . . .     $ 191,610,000      $ 110,212,501        $  90,888,716      $  52,245,669
                                                       -------------      -------------        -------------      -------------
                                                       -------------      -------------        -------------      -------------

(A) Undistributed (distributions in excess of)
       net investment income . . . . . . . . . . .     $      15,372      $         308        $          --      $          --
                                                       -------------      -------------        -------------      -------------
                                                       -------------      -------------        -------------      -------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold. . . . . . . . . . . . . . . . . . . . . .        41,704,782         48,256,893           11,793,073          7,589,119
   Issued to shareholders in reinvestment
       of dividends. . . . . . . . . . . . . . . .         7,745,463          4,559,518            3,680,017          1,199,589
   Repurchased . . . . . . . . . . . . . . . . . .       (5,657,491)        (2,119,523)          (1,326,802)        (1,665,704)
                                                       -------------      -------------        -------------      -------------
   Net increase (decrease) in shares outstanding .        43,792,754         50,696,888           14,146,288          7,123,004
                                                       -------------      -------------        -------------      -------------
                                                       -------------      -------------        -------------      -------------


                       See Notes to Financial Statements.
64                     ---------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST

---------------------------------------------------------------------------------------------------------------------------------
                                                                  INVESTMENT GRADE                             GOVERNMENT
                                                                     INCOME FUND                                BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                              YEARS ENDED DECEMBER 31,                  YEARS ENDED DECEMBER 31,
                                                              1995               1994                   1995               1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF YEAR. . . . . . . . . .        $ 109,971,914     $ 107,123,848          $  42,078,279     $  77,105,113
                                                          -------------     -------------          -------------     -------------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income . . . . . . . . . . . . .            8,314,663         6,869,069              2,436,231         3,322,013
   Net realized gain (loss) on investments sold. .            1,260,297       (3,140,594)              (120,017)       (1,847,471)
   Net change in unrealized appreciation
       (depreciation) of investments . . . . . . .           10,604,245       (7,095,992)              2,762,902       (2,221,909)
                                                          -------------     -------------          -------------     -------------
   Net increase (decrease) in net assets
       resulting from operations . . . . . . . . .           20,179,205       (3,367,517)              5,079,116         (747,367)
                                                          -------------     -------------          -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income . . . . . . . . . . . . .          (8,314,663)       (6,869,299)            (2,436,231)       (3,323,245)
   Distributions in excess of net investment
       income. . . . . . . . . . . . . . . . . . .             (60,477)          (24,128)               (30,980)           (8,606)
   Net realized gain on investments. . . . . . . .                   --                --                     --                --
   Distribution in excess of net realized
       capital gains . . . . . . . . . . . . . . .                   --          (14,248)                     --           (3,450)
   Return of capital . . . . . . . . . . . . . . .                   --                --                     --                --
                                                          -------------     -------------          -------------     -------------
       Total distributions . . . . . . . . . . . .          (8,375,140)       (6,907,675)            (2,467,211)       (3,335,301)
                                                          -------------     -------------          -------------     -------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares . . . . . . .           22,835,470        22,620,108             10,666,760        11,772,816
   Issued to shareholders in reinvestment
       of dividend . . . . . . . . . . . . . . . .            8,375,140         6,907,675              2,467,211         3,335,301
   Cost of shares repurchased. . . . . . . . . . .         (11,361,209)      (16,404,525)           (12,046,031)      (46,052,283)
                                                          -------------     -------------          -------------     -------------
       Net increase (decrease) from
       capital share transactions. . . . . . . . .           19,849,401        13,123,258              1,087,940      (30,944,166)
                                                          -------------     -------------          -------------     -------------
       Total increase (decrease) in net assets . .           31,653,466         2,848,066              3,699,845      (35,026,834)
                                                          -------------     -------------          -------------     -------------

NET ASSETS AT END OF YEAR (INCLUDING LINE A) . . .        $ 141,625,380     $ 109,971,914          $  45,778,124     $  42,078,279
                                                          -------------     -------------          -------------     -------------
                                                          -------------     -------------          -------------     -------------

(A) Undistributed (distributions in excess of)
       net investment income . . . . . . . . . . .        $          --     $          --          $          --     $          --
                                                          -------------     -------------          -------------     -------------
                                                          -------------     -------------          -------------     -------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold. . . . . . . . . . . . . . . . . . . . . .           21,051,754        21,039,347             10,156,583        11,192,730
   Issued to shareholders in reinvestment
       of dividends. . . . . . . . . . . . . . . .            7,702,823         6,680,741              2,365,698         3,266,791
   Repurchased . . . . . . . . . . . . . . . . . .         (10,574,133)      (15,461,822)           (11,623,145)      (44,309,624)
                                                          -------------     -------------          -------------     -------------
   Net increase (decrease) in shares outstanding .           18,180,444        12,258,266                899,136      (29,850,103)
                                                          -------------     -------------          -------------     -------------
                                                          -------------     -------------          -------------     -------------


---------------------------------------------------------


                           ALLMERICA INVESTMENT TRUST

------------------------------------------------------------------------------------------
                                                                   MONEY MARKET
                                                                       FUND
------------------------------------------------------------------------------------------
                                                             YEARS ENDED DECEMBER 31,
                                                             1995               1994
------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF YEAR. . . . . . . . . .     $  95,991,332        $  71,051,834
                                                       -------------        -------------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income . . . . . . . . . . . . .         7,715,400            3,195,275
   Net realized gain (loss) on investments sold. .             (390)                (347)
   Net change in unrealized appreciation
       (depreciation) of investments . . . . . . .                --                   --
                                                       -------------        -------------
   Net increase (decrease) in net assets
       resulting from operations . . . . . . . . .         7,715,010            3,194,928
                                                       -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income . . . . . . . . . . . . .       (7,715,400)          (3,195,275)
   Distributions in excess of net investment
       income. . . . . . . . . . . . . . . . . . .                --                   --
   Net realized gain on investments. . . . . . . .                --                   --
   Distribution in excess of net realized
       capital gains . . . . . . . . . . . . . . .                --                   --
   Return of capital . . . . . . . . . . . . . . .                --                   --
                                                       -------------        -------------
       Total distributions . . . . . . . . . . . .       (7,715,400)          (3,195,275)
                                                       -------------        -------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares . . . . . . .       178,261,897          135,502,179
   Issued to shareholders in reinvestment
       of dividend . . . . . . . . . . . . . . . .         7,715,400            3,195,275
   Cost of shares repurchased. . . . . . . . . . .     (126,757,065)        (113,757,609)
                                                       -------------        -------------
       Net increase (decrease) from
       capital share transactions. . . . . . . . .        59,220,232           24,939,845
                                                       -------------        -------------
       Total increase (decrease) in net assets . .        59,219,842           24,939,498
                                                       -------------        -------------

NET ASSETS AT END OF YEAR (INCLUDING LINE A) . . .     $ 155,211,174        $  95,991,332
                                                       -------------        -------------
                                                       -------------        -------------

(A) Undistributed (distributions in excess of)
       net investment income . . . . . . . . . . .     $          --        $          --
                                                       -------------        -------------
                                                       -------------        -------------

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold. . . . . . . . . . . . . . . . . . . . . .       178,261,897          135,502,179
   Issued to shareholders in reinvestment
       of dividends. . . . . . . . . . . . . . . .         7,715,400            3,195,275
   Repurchased . . . . . . . . . . . . . . . . . .     (126,757,065)        (113,757,609)
                                                       -------------        -------------
   Net increase (decrease) in shares outstanding .        59,220,232           24,939,845
                                                       -------------        -------------
                                                       -------------        -------------


                       See Notes to Financial Statements.
---------------------------------------------------------                    65

                         ALLMERICA INVESTMENT TRUST
                            FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                          INCOME FROM INVESTMENT OPERATIONS                               LESS DISTRIBUTIONS
                    ---------------------------------------------------   ---------------------------------------------------------
                                             NET REALIZED                                             DISTRIBUTION
                       NET                        AND                                  DISTRIBUTIONS    IN EXCESS
                      ASSET                   UNREALIZED                   DIVIDENDS     FROM NET        OF NET
                      VALUE         NET       GAIN (LOSS)    TOTAL FROM    FROM NET      REALIZED       REALIZED
   YEAR ENDED       BEGINNING   INVESTMENT        ON         INVESTMENT   INVESTMENT      CAPITAL        CAPITAL          TOTAL
  DECEMBER 31,       OF YEAR     INCOME(2)    INVESTMENTS    OPERATIONS     INCOME         GAINS          GAINS       DISTRIBUTIONS
  ------------      ---------   ----------   ------------    ----------   ----------   ------------   -------------   -------------

     SELECT
  INTERNATIONAL
 EQUITY FUND(1)
      1995        $   0.963     $   0.013     $   0.176      $   0.189    $  (0.011)     $  (0.005)       $ --         $  (0.016)
      1994            1.000         0.003        (0.038)        (0.035)      (0.001)        (0.001)         --            (0.002)

SELECT AGGRESSIVE
  GROWTH FUND(1)
      1995            1.397        (0.001)        0.452          0.451           --             --          --                --
      1994            1.431        (0.002)       (0.032)        (0.034)          --             --          --                --
      1993            1.197         0.001         0.234          0.235       (0.001)            --          --            (0.001)
      1992            1.000         0.001         0.197          0.198       (0.001)            --          --            (0.001)

    SELECT CAPITAL
APPRECIATION FUND(1)
Period Ended
December 31, 1995     1.000        (0.001)        0.397          0.396           --         (0.027)         --            (0.027)

--------------------------------------------------------------------------------

                                                                                          RATIOS TO AVERAGE NET ASSETS
                                                                          --------------------------------------------------------
                       NET
                    INCREASE                                                             OPERATING
                   (DECREASE)    NET ASSET                                               EXPENSES
                       IN          VALUE                     NET ASSETS       NET        INCLUDING        GROSS            NET
   YEAR ENDED       NET ASSET     END OF         TOTAL         END OF     INVESTMENT  REIMBURSEMENTS   MANAGEMENT      MANAGEMENT
  DECEMBER 31,        VALUE        YEAR         RETURN          YEAR      INCOME (2)  AND REDUCTIONS       FEE             FEE
  ------------     ----------    ---------      ------       ----------   ----------  --------------   ----------      -----------

     SELECT
  INTERNATIONAL
 EQUITY FUND(1)
      1995         $   0.173      $ 1.136       19.63%        $104,312       1.68%         1.24%          1.00%            1.00%
      1994            (0.037)       0.963       (3.49)%**       40,498       0.87%*        1.50%*         1.00%*           0.72%*

SELECT AGGRESSIVE
  GROWTH FUND(1)
      1995             0.451        1.848       32.28%         254,872      (0.07)%        1.09%          1.00%            1.00%
      1994            (0.034)       1.397       (2.31)%        136,573      (0.21)%        1.16%          1.00%            1.00%
      1993             0.234        1.431       19.51%          66,251       0.10%         1.19%          1.00%            0.96%
      1992             0.197        1.197       19.85%**         9,270       0.34%*        1.35%*       N/A              N/A

    SELECT CAPITAL
APPRECIATION FUND(1)
Period Ended
December 31, 1995      0.369        1.369       39.56%**        41,376      (0.25)%*       1.35%*         1.00%*           0.93%*

--------------------------------------------------------------------------------

                                         OPERATING
                       PORTFOLIO         EXCLUDING
   YEAR ENDED          TURNOVER       REIMBURSEMENTS
  DECEMBER 31,           RATE         AND REDUCTIONS
  ------------         ---------      --------------
     SELECT
  INTERNATIONAL
 EQUITY FUND(1)
      1995                 24%             1.24%
      1994                 19%            1.78%*

SELECT AGGRESSIVE
  GROWTH FUND(1)
      1995                104%             1.09%
      1994                100%             1.16%
      1993                 76%             1.23%
      1992                 33%            1.88%*

    SELECT CAPITAL
APPRECIATION FUND(1)
Period Ended
December 31, 1995          95%            1.42%*

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Funds commenced operations as follows:


     Select International  Select Aggressive   Select Capital
         Equity Fund          Growth Fund     Appreciation Fund
     --------------------  -----------------  -----------------
         May 2, 1994        August 21, 1992     April 28, 1995

(2) Net investment income per share before reimbursement (as applicable) of fees by the investment adviser were as follows:


                                                      Years Ended December 31,
                                             ---------------------------------------
                                                1995     1994      1993       1992
                                             --------- -------   --------  ---------
     Select International Equity Fund (1)    $   N/A   $ 0.002   $   N/A   $   N/A
     Select Aggressive Growth Fund (1)           N/A     N/A        0.000    (0.001)
     Select Capital Appreciation Fund (1)      (0.001)   N/A         N/A       N/A


                       See Notes to Financial Statements.
66                     ---------------------------------------------------------

                         ALLMERICA INVESTMENT TRUST
                            FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                        INCOME FROM INVESTMENT OPERATIONS                           LESS DISTRIBUTIONS
                        ---------------------------------- ----------------------------------------------------------------------
                                   NET REALIZED                                    DISTRIBUTIONS
                NET                    AND                            DISTRIBUTIONS  IN EXCESS
               ASSET                UNREALIZED              DIVIDENDS   FROM NET      OF NET
               VALUE        NET     GAIN (LOSS) TOTAL FROM  FROM NET    REALIZED     REALIZED       RETURN
YEAR ENDED   BEGINNING  INVESTMENT      ON      INVESTMENT INVESTMENT    CAPITAL      CAPITAL         OF             TOTAL
DECEMBER 31,  OF YEAR    INCOME(2)  INVESTMENTS OPERATIONS   INCOME       GAINS        GAINS        CAPITAL       DISTRIBUTIONS
------------ ---------  ---------- ------------ ---------- ---------- ------------ ------------- ------------- ------------------
SMALL
CAP
VALUE
FUND(1)
1995           $1.089     $ 0.009     $ 0.183     $ 0.192    $ (0.009)  $ (0.033)    $ (0.001)        $ --       $ (0.043)
1994            1.170       0.005      (0.081)     (0.076)     (0.005)        --           --            -         (0.005)
1993            1.000       0.002       0.176       0.178      (0.002)    (0.006)          --            -         (0.008)

GROWTH
FUND
1995            1.814       0.049       0.539       0.588      (0.049)    (0.177)          --           --         (0.226)
1994            1.939       0.043      (0.041)      0.002      (0.043)    (0.084)          --            -         (0.127)
1993            2.034       0.039       0.095       0.134      (0.039)    (0.180)          --       (0.010)        (0.229)
1992            1.976       0.034       0.105       0.139      (0.034)    (0.047)          --            -         (0.081)
1991            1.471       0.038       0.548       0.586      (0.039)    (0.042)          --            -         (0.081)

SELECT
GROWTH
FUND(1)
1995            1.099          --       0.270       0.270         --          --           --           --             --
1994            1.119       0.003      (0.020)     (0.017)     (0.003)        --           --            -         (0.003)
1993            1.111       0.001       0.008       0.009      (0.001)        --           --           --         (0.001)
1992            1.000       0.001       0.111       0.112      (0.001)        --           --            -         (0.001)

                                                                                        RATIOS TO AVERAGE NET ASSETS
                                                                           -------------------------------------------------------
                   NET
                INCREASE                                                                   OPERATING
               (DECREASE)      NET ASSET                                                   EXPENSES
                   IN            VALUE                      NET ASSETS         NET         INCLUDING        GROSS           NET
YEAR ENDED      NET ASSET       END OF          TOTAL         END OF       INVESTMENT   REIMBURSEMENTS   MANAGEMENT     MANAGEMENT
DECEMBER 31,      VALUE          YEAR          RETURN          YEAR        INCOME (2)   AND REDUCTIONS       FEE            FEE
------------   ----------      ---------       ------       ----------     ----------   --------------   ----------     -----------
SMALL
CAP
VALUE
FUND(1)
1995            $ 0.149        $ 1.238          17.60%         $ 64,575      0.86%         1.01%            0.85%          0.85%
1994             (0.081)         1.089          (6.51)%          41,342      0.64%         1.08%            0.85%          0.84%
1993              0.170          1.170          17.74%**         12,731      0.52%*        1.22%*           0.85%*         0.04%*

GROWTH
FUND
1995              0.362          2.176         32.80%           444,871      2.34%         0.54%            0.46%          0.46%
1994             (0.125)         1.814          0.16%           335,714      2.25%         0.56%            0.48%          0.48%
1993             (0.095)         1.939          6.66%           338,545      1.92%         0.54%            0.49%          0.48%
1992              0.058          2.034          7.11%           270,828      1.85%         0.58%              N/A            N/A
1991              0.505          1.976         40.44%           182,965      2.26%         0.57%              N/A            N/A

SELECT
GROWTH
FUND(1)
1995              0.270          1.369         24.59%           143,125      0.02%         0.97%            0.85%          0.85%
1994             (0.020)         1.099         (1.49)%           88,263      0.37%         1.03%            0.85%          0.85%
1993              0.008          1.119          0.84%            53,854      0.15%         1.05%            0.85%          0.82%
1992              0.111          1.111         11.25%**           9,308      0.40%*        1.20%*            N/A            N/A

                                         OPERATING
                                         EXPENSES
                        PORTFOLIO        EXCLUDING
YEAR ENDED              TURNOVER       REIMBURSEMENTS
DECEMBER 31,              RATE         AND REDUCTIONS
------------            ---------      --------------
SMALL
CAP
VALUE
FUND(1)
1995                       17%              1.01%
1994                        4%              1.09%
1993                        6%              2.03%

GROWTH
FUND
1995                       64%              0.54%
1994                       46%              0.56%
1993                       42%              0.55%
1992                       19%              0.58%
1991                       24%              0.57%

SELECT
GROWTH
FUND(1)
1995                       51%              0.97%
1994                       55%              1.03%
1993                       65%              1.08%
1992                        3%              1.72%*

*    Annualized
**   Not Annualized
(1)  The Funds commenced operations as follows:


          Small Cap           Select Growth
          Value Fund               Fund
          ----------          -------------

        April 30, 1993       August 21, 1992

(2) Net investment income per share before reimbursement (as applicable) of fees by the investment adviser were as follows:

                              Years Ended December 31,
                         ----------------------------------
                           1994         1993         1992
                         ---------    ---------   ---------
Small Cap Value Fund(1)  $  0.005     $  (0.001)   $  N/A
Growth Fund                   N/A         0.038       N/A
Select Growth Fund (1)        N/A         0.001     0.000

                                              See Notes to Financial Statements.

                           ALLMERICA INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                      INCOME FROM INVESTMENT OPERATIONS
                              -------------------------------------------------

                                           NET REALIZED
                      NET                       AND
                     ASSET                  UNREALIZED                DIVIDENDS
                     VALUE        NET       GAIN (LOSS)  TOTAL FROM   FROM NET
   YEAR ENDED      BEGINNING  INVESTMENT        ON       INVESTMENT  INVESTMENT
  DECEMBER 31,      OF YEAR   INCOME (2)    INVESTMENTS  OPERATIONS    INCOME
  ------------     ---------  ----------   ------------  ----------  ----------
SELECT GROWTH AND
  INCOME FUND(1)
      1995         $ 1.027     $ 0.019        $ 0.290     $ 0.309     $ (0.019)
      1994           1.069       0.025         (0.018)      0.007       (0.025)
      1993           0.990       0.023          0.079       0.102       (0.023)
      1992           1.000       0.008         (0.009)     (0.001)      (0.008)

  EQUITY INDEX
    FUND
      1995           1.468       0.035          0.474       0.509       (0.035)
      1994           1.505       0.033         (0.018)      0.015       (0.033)
      1993           1.409       0.032          0.102       0.134       (0.031)
      1992           1.354       0.030          0.066       0.096       (0.031)
      1991           1.080       0.032          0.279       0.311       (0.032)

INVESTMENT GRADE
   INCOME FUND
      1995           1.012       0.071          0.106       0.177       (0.071)
      1994           1.111       0.066         (0.099)     (0.033)      (0.066)
      1993           1.074       0.065          0.049       0.114       (0.065)
      1992           1.085       0.075          0.013       0.088       (0.075)
      1991           1.004       0.080          0.081       0.161       (0.080)


                                          LESS DISTRIBUTIONS
                      ----------------------------------------------------------

                                                                                      NET
                      DISTRIBUTIONS                                                 INCREASE
                        FROM NET        DISTRIBUTIONS                              (DECREASE)    NET ASSET
                        REALIZED             IN           RETURN                       IN          VALUE                  NET ASSETS
   YEAR ENDED            CAPITAL           EXCESS          OF          TOTAL       NET ASSET      END OF       TOTAL        END OF
  DECEMBER 31,            GAINS              OF          CAPITAL   DISTRIBUTIONS     VALUE         YEAR        RETURN        YEAR
  ------------        ------------      ------------     -------   -------------   ---------     --------      ------     ----------
SELECT GROWTH AND
  INCOME FUND(1)
      1995             $ (0.049)          $   --          $ --      $ (0.068)       $ 0.241      $ 1.268       30.32%      $191,610
      1994               (0.017)          (0.007)(3)        --        (0.049)        (0.042)       1.027        0.73%       110,213
      1993                   --               --            --        (0.023)         0.079        1.069       10.37%        60,518
      1992               (0.001)              --            --        (0.009)        (0.010)       0.990       (0.11)%**      7,302

  EQUITY INDEX
    FUND
      1995               (0.047)          (0.002)(3)    (0.066)       (0.150)         0.359        1.827       36.18%        90,889
      1994               (0.019)              --            --        (0.052)        (0.037)       1.468        1.06%        52,246
      1993               (0.007)              --            --        (0.038)         0.096        1.505        9.53%        42,842
      1992               (0.010)              --            --        (0.041)         0.055        1.409        7.25%        22,393
      1991               (0.005)              --            --        (0.037)         0.274        1.354       29.16%         9,700

INVESTMENT GRADE
   INCOME FUND
      1995                   --           (0.001)(4)        --        (0.072)         0.105        1.117       17.84%       141,625
      1994                   --               --            --        (0.066)        (0.099)       1.012       (2.96)%      109,972
      1993               (0.012)              --            --        (0.077)         0.037        1.111       10.80%       107,124
      1992               (0.024)              --            --        (0.099)        (0.011)       1.074        8.33%        52,874
      1991                   --               --            --        (0.080)         0.081        1.085       16.75%        29,018

                                        RATIOS TO AVERAGE NET ASSETS
                              -------------------------------------------------


                                          OPERATING                                                  OPERATING
                                          EXPENSES                                                   EXPENSES
                             NET          INCLUDING         GROSS          NET       PORTFOLIO       EXCLUDING
   YEAR ENDED            INVESTMENT    REIMBURSEMENTS    MANAGEMENT    MANAGEMENT    TURNOVER     REIMBURSEMENTS
  DECEMBER 31,           INCOME (2)    AND REDUCTIONS        FEE           FEE         RATE       AND REDUCTIONS
  ------------           ----------    --------------    ----------    ----------    ---------    --------------
SELECT GROWTH AND
  INCOME FUND(1)
      1995                  1.69%           0.85%           0.75%         0.75%        112%           0.85%
      1994                  2.51%           0.91%           0.75%         0.75%        107%           0.91%
      1993                  2.73%           0.99%           0.75%         0.71%         25%           1.03%
      1992                  3.20%*          1.10%*           N/A           N/A           4%           2.37%*

  EQUITY INDEX
    FUND
      1995                  1.96%           0.55%           0.34%         0.34%          8%           0.55%
      1994                  2.25%           0.57%           0.35%         0.35%          7%           0.57%
      1993                  2.28%           0.57%           0.35%         0.29%          4%           0.63%
      1992                  2.47%           0.57%            N/A           N/A           6%           0.75%
      1991                  2.73%           0.55%            N/A           N/A           6%           0.64%

INVESTMENT GRADE
   INCOME FUND
      1995                  6.66%           0.53%           0.41%         0.41%        126%           0.53%
      1994                  6.25%           0.58%           0.42%         0.42%        129%           0.58%
      1993                  6.16%           0.54%           0.45%         0.44%         55%           0.55%
      1992                  7.25%           0.59%            N/A           N/A          71%           0.59%
      1991                  8.10%           0.60%            N/A           N/A          52%           0.60%

*    Annualized
**   Not Annualized
(1)  The Funds commenced operations as follows:

        Select Growth and
           Income Fund
        ----------------
         August 21, 1992

(2) Net investment income per share before reimbursement (as applicable) of fees by the investment adviser were as follows:

                                             Years Ended December 31,
                                           ----------------------------
                                             1993      1992      1991
                                           -------   -------   -------
     Select Growth and Income Fund (1)     $ 0.023   $ 0.005   $   N/A
     Equity Index Fund                       0.031     0.028     0.031
     Investment Grade Income Fund            0.065       N/A       N/A

(3)  Distributions in excess of net realized capital gains.
(4)  Distributions in excess of net investment income.


                       See Notes to Financial Statements.
68                     --------------------------------------------------------

                           ALLMERICA INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                             INCOME FROM INVESTMENT OPERATIONS                                 LESS DISTRIBUTIONS
                         -----------------------------------------            -----------------------------------------------------

                                       NET REALIZED                                          DISTRIBUTIONS
                   NET                      AND                               DISTRIBUTIONS       IN
                  ASSET                 UNREALIZED                 DIVIDENDS    FROM NET        EXCESS
                  VALUE        NET      GAIN (LOSS)   TOTAL FROM   FROM NET     REALIZED        OF NET       RETURN
 YEAR ENDED     BEGINNING  INVESTMENT       ON        INVESTMENT  INVESTMENT     CAPITAL      INVESTMENT       OF          TOTAL
DECEMBER 31,     OF YEAR   INCOME (2)   INVESTMENTS   OPERATIONS    INCOME        GAINS         INCOME       CAPITAL   DISTRIBUTIONS
------------    ---------  ----------  ------------  ------------  ---------  -------------  ------------  ----------  -------------
GOVERNMENT
BOND FUND(1)
   1995         $ 0.997     $ 0.062      $ 0.066      $ 0.128      $ (0.062)     $   --       $ (0.001)     $   --      $ (0.063)
   1994           1.070       0.063       (0.073)      (0.010)       (0.063)         --            --           --        (0.063)
   1993           1.051       0.055        0.024        0.079        (0.055)      (0.003)          --        (0.002)      (0.060)
   1992           1.047       0.057        0.009        0.066        (0.057)      (0.005)          --           --        (0.062)
   1991           1.000       0.022        0.051        0.073        (0.022)      (0.004)          --           --        (0.026)

MONEY MARKET
   FUND
   1995           1.000       0.057          --         0.057        (0.057)         --            --           --        (0.057)
   1994           1.000       0.039          --         0.039        (0.039)         --            --           --        (0.039)
   1993           1.000       0.030          --         0.030        (0.030)         --            --           --        (0.030)
   1992           1.000       0.037          --         0.037        (0.037)         --            --           --        (0.037)
   1991           1.000       0.060          --         0.060        (0.060)         --            --           --        (0.060)


                                                                    RATIOS TO AVERAGE NET ASSETS
                                                        -------------------------------------------------

                  NET
               INCREASE                                               OPERATING                                          OPERATING
              (DECREASE)  NET ASSET                                   EXPENSES                                           EXPENSES
                  IN        VALUE           NET ASSETS     NET        INCLUDING       GROSS        NET     PORTFOLIO     EXCLUDING
YEAR ENDED     NET ASSET   END OF    TOTAL    END OF   INVESTMENT  REIMBURSEMENTS  MANAGEMENT  MANAGEMENT  TURNOVER   REIMBURSEMENTS
DECEMBER 31,     VALUE      YEAR    RETURN     YEAR    INCOME (2)  AND REDUCTIONS      FEE         FEE       RATE     AND REDUCTIONS
------------  ----------  --------  ------  ---------  ----------  --------------  ----------  ----------  ---------  --------------
GOVERNMENT
BOND FUND(1)
   1995        $ 0.065    $ 1.062   13.06%   $ 45,778     5.91%         0.69%         0.50%       0.50%      180%         0.69%
   1994         (0.073)     0.997   (0.88)%    42,078     5.60%         0.70%         0.50%       0.50%      106%         0.70%
   1993          0.019      1.070    7.51%     77,105     5.51%         0.61%         0.50%       0.49%       35%         0.62%
   1992          0.004      1.051    6.59%     33,689     6.13%         0.68%          N/A         N/A        67%         0.69%
   1991          0.047      1.047    7.60%**    7,591     5.55%*        0.54%*         N/A         N/A        65%         0.54%*

MONEY MARKET
   FUND
   1995           --        1.000    5.84%    155,211     5.68%         0.36%         0.29%       0.29%       N/A         0.36%
   1994           --        1.000    3.93%     95,991     3.94%         0.45%         0.31%       0.31%       N/A         0.45%
   1993           --        1.000    3.00%     71,052     2.95%         0.42%         0.32%       0.31%       N/A         0.43%
   1992           --        1.000    3.78%     64,506     3.65%         0.44%          N/A         N/A        N/A         0.44%
   1991           --        1.000    6.22%     39,909     5.98%         0.43%          N/A         N/A        N/A         0.43%

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Government Bond Fund commenced operations on August 26, 1991.
(2) Net investment income per share before reimbursement (as applicable) of fees by the investment adviser were as follows:


                                     Years Ended December 31,
                                     ------------------------
                                        1993         1992
                                        ----         ----
     Government Bond Fund (1)         $ 0.055      $ 0.056
     Money Market Fund                  0.030         N/A



                       See Notes to Financial Statements.

                           ALLMERICA INVESTMENT TRUST
                NOTES TO FINANCIAL STATEMENTS- DECEMBER 31, 1995


1.   ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), formerly State Mutual Life Assurance Company of America or other affiliated insurance companies (the "Companies"). As of the date of this report, the Trust offered twelve managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select International Equity, Select Aggressive Growth, Select Capital Appreciation, Small Cap Value, Growth, Select Growth, Select Growth and Income, Equity Index, Investment Grade Income, Government Bond and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios") only.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

FORWARD FOREIGN CURRENCY CONTRACTS: The Select International Equity and Select Capital Appreciation Funds have entered into forward foreign currency contracts whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Purchases and sales of forward foreign currency contracts having the same settlement date and counterparty are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on settlement date.

70                                      ----------------------------------------

                           ALLMERICA INVESTMENT TRUST
                    NOTES TO FINANCIAL STATEMENTS, Continued


FOREIGN CURRENCY TRANSLATION: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Growth, Select Growth and Income, Equity Index, Investment Grade Income and Government Bond Funds, and annually for the Select International Equity, Select Aggressive Growth, Select Capital Appreciation, Small Cap Value and Select Growth Funds. All Portfolios with the exception of the Money Market Fund declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post October Losses" (Note 9) and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Distributions of $2,614,356 on the Equity Index Portfolio, originally designated as paid from net investment income and net realized gains, have been reclassified as return of capital distributions in the financial statements.

Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

FEDERAL INCOME TAXES: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted for permanent book-tax differences for all Portfolios with the exception of the Money Market Portfolio.

REPURCHASE AGREEMENTS: Each Portfolio may engage in repurchase agreement transactions with institutions that the Trust's Investment Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Investment Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or retrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.


----------------------------------------                                      71

                           ALLMERICA INVESTMENT TRUST
                    NOTES TO FINANCIAL STATEMENTS, Continued


INDEXED SECURITIES: Certain Portfolios invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Portfolios use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

ORGANIZATION COSTS: Each Portfolio bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation. The Investment Adviser incurred all start up costs of the Portfolios except for Select Capital Appreciation.

EXPENSES: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

FORWARD COMMITMENTS: Each Portfolio may from time to time purchase securities on a forward commitment basis. Debt securities are often issued on this basis. The yield of such securities is fixed at the time a commitment to purchase is made, with actual payment and delivery of the security generally taking place 15 to 45 days later. During the period between purchase and settlement, typically no payment is made by a Portfolio and no interest accrues to the Portfolio. The market value of forward commitments may be more or less than the purchase price payable at settlement date.

3.   INVESTMENT ADVISORY, ADMINISTRATION
     AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Investment Management Company, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser to the Trust. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedule:


          PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE

                                    FIRST          NEXT           ON THE
PORTFOLIO                       $50,000,000    $200,000,000     REMAINDER
-------------------------------------------------------------------------------
Select International Equity         1.00%          1.00%          1.00%
Select Aggressive Growth            1.00%          1.00%          1.00%
Select Capital Appreciation         1.00%          1.00%          1.00%
Small Cap Value                     0.85%          0.85%          0.85%
Growth                              0.60%          0.50%          0.35%
Select Growth                       0.85%          0.85%          0.85%
Select Growth and Income            0.75%          0.75%          0.75%
Equity Index                        0.35%          0.30%          0.25%
Investment Grade Income             0.50%          0.35%          0.25%
Government Bond                     0.50%          0.50%          0.50%
Money Market                        0.35%          0.25%          0.20%


72                                      ----------------------------------------

                           ALLMERICA INVESTMENT TRUST
                    NOTES TO FINANCIAL STATEMENTS, Continued


The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers.

The Sub-Advisers for each of the Portfolios are as follows:

Select International Equity   Bank of Ireland Asset Management Limited
Select Aggressive Growth      Nicholas-Applegate Capital Management
Select Capital Appreciation   Janus Capital Corporation
Small Cap Value               David L. Babson & Co. Inc.
Growth                        Miller Anderson & Sherrerd, LLP
Select Growth                 Provident Investment Counsel
Select Growth and Income      John A. Levin & Co., Inc.
Equity Index                  Allmerica Asset Management, Inc.
Investment Grade Income       Allmerica Asset Management, Inc.
Government Bond               Allmerica Asset Management, Inc.
Money Market                  Allmerica Asset Management, Inc.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), formerly The Shareholder Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely reponsible for the payment of the administration fee to FDISG. In a separate agreement, FDISG receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent. Prior to March 31, 1995, fund accounting services were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of First Allmerica, under the same fee structure. On that date, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc. 440 Financial, an affiliate of First Allmerica, received the following fees for fund accounting, and other services for the period January 1 through March 31, 1995:


 PORTFOLIO                                              AFFILIATED FEES
 -------------------------------------------------------------------------------
 Select International Equity                                $ 33,974
 Select Aggressive Growth                                     14,011
 Select Capital Appreciation                                       0
 Small Cap Value                                               9,232
 Growth                                                       21,200
 Select Growth                                                10,945
 Select Growth and Income                                     14,192
 Equity Index                                                 18,449
 Investment Grade Income                                       9,103
 Government Bond                                              10,669
 Money Market                                                 13,487

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.


----------------------------------------                                      73

                           ALLMERICA INVESTMENT TRUST
                    NOTES TO FINANCIAL STATEMENTS, Continued


4.   REIMBURSEMENT OF EXPENSES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations (Select International Equity - 1.50%, Select Aggressive Growth - 1.35%, Select Capital Appreciation - 1.35%, Small Cap Value - 1.25%, Growth Fund - 1.20%, Select Growth - 1.20%, Select Growth and Income - 1.10%, Equity Index Fund - 0.60%, Investment Grade Income Fund - 1.00%, Government Bond Fund - 1.00% and Money Market Fund - 0.60%), the Manager will bear such expenses directly or reduce its compensation from the Portfolios by the excess of the stated expense limitations. Expense limitations may be removed or revised without prior notice to existing shareholders. The Manager may voluntarily reimburse its fees and any expenses in excess of the expense limitations.

For the year ended December 31, 1995, the Investment Adviser voluntarily agreed to reimburse the Select Capital Appreciation Portfolio in the amount of $8,720.

5.   BROKERAGE CREDITS

Some Portfolios have entered into an agreement with certain brokers whereby the brokers will rebate a portion of commissions. Such amounts earned by the Portfolio during 1995, under such agreements, are presented as other income in the Statement of Operations.

6.   SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

7.   PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 1995 were as follows:

                                   PURCHASES                                           SALES
                                     OTHER              GOVERNMENT            OTHER       GOVERNMENT
---------------------------------------------------------------------------------------------------------
Select International Equity      $ 67,490,500           $      --         $15,682,191     $            --
Select Aggressive Growth          256,229,445                  --         194,373,812                  --
Select Capital Appreciation        51,605,224                  --          19,250,170                  --
Small Cap Value                    19,765,303                  --           8,333,638                  --
Growth                            242,782,457                  --         229,171,513                  --
Select Growth                      85,159,412                  --          56,967,757                  --
Select Growth and Income          196,343,657                  --         155,281,754                  --
Equity Index                       24,139,718                  --           5,541,943                  --
Investment Grade Income            33,742,955         143,530,967          24,142,850         121,198,252
Government Bond                     6,271,538          65,085,787           2,710,521          66,856,700

74                                      ----------------------------------------

                           ALLMERICA INVESTMENT TRUST
                    NOTES TO FINANCIAL STATEMENTS, Continued


At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:


                                                                     TAX BASIS
                                                                     ---------
                                                                            NET UNREALIZED
                                       UNREALIZED          UNREALIZED        APPRECIATION
                                      APPRECIATION       DEPRECIATION       (DEPRECIATION)           COST
---------------------------------------------------------------------------------------------------------------------
Select International Equity         $   11,430,254   $     (2,255,095)    $      9,175,159      $   94,715,153
Select Aggressive Growth                61,602,888         (8,054,003)          53,548,885         201,900,142
Select Capital Appreciation              5,020,883           (386,597)           4,634,286          36,548,716
Small Cap Value                         10,110,122         (4,469,077)           5,641,045          58,976,293
Growth                                  87,385,143         (6,094,469)          81,290,674         364,640,987
Select Growth                           33,034,039         (3,849,614)          29,184,425         113,984,727
Select Growth and Income                25,451,725         (1,431,923)          24,019,802         168,849,850
Equity Index                            22,904,755         (1,647,069)          21,257,686          69,498,605
Investment Grade Income                  5,479,268           (205,356)           5,273,912         134,504,893
Government Bond                            851,803            (14,592)             837,211          43,612,243
Money Market                                    --                  --                  --         155,156,216



8.   CAPITAL LOSS CARRYFORWARD

For the year ended December 31, 1995, certain Portfolios had capital loss carryforwards which expire or were utilized as follows:



                                                                  DECEMBER 31,

PORTFOLIO                     2000                 2001               2002           2003         UTILIZED
---------------------------------------------------------------------------------------------------------------------

Select Aggressive Growth  $      --         $        --     $            --   $         --     $9,229,596
Small Cap Value                  --                  --                  --             --         36,886
Select Growth                 7,651             247,191           2,115,070        360,571             --
Investment Grade Income          --                  --           1,731,938             --        645,835
Government Bond                  --                  --           1,544,794        515,322             --
Money Market                     --                  --                 347            144             --

----------------------------------------                                      75

                           ALLMERICA INVESTMENT TRUST
                    NOTES TO FINANCIAL STATEMENTS, Continued


9.   POST OCTOBER LOSSES

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 1995,the following Portfolios have elected to defer losses occurring between November 1, 1995 and December 31, 1995 in the following amounts:


                                                                  FOREIGN
PORTFOLIO                                   CAPITAL LOSS          CURRENCY
--------------------------------------------------------------------------------
 Select International Equity                $        --          $  197,793
 Small Cap Value                                 27,870                  --
 Select Growth                                1,171,841                  --
 Investment Grade Income                        216,244                  --
 Government Bond                                  2,109                  --
 Money Market                                       246                  --


10.  FOREIGN SECURITIES

Each Fund, except the Money Market Fund, may purchase securities of foreign issuers. Investing in such securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

11.FINANCIAL INSTRUMENTS

Investing in certain financial instruments including forward foreign currency contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of foreign currency relative to the U.S. dollar. The Select International Equity Fund and the Select Capital Appreciation Fund enter into these contracts primarily to protect the Portfolio from adverse currency movement.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders
of the Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation, Small Cap Value Fund, Growth Fund, Select Growth Fund, Select Growth and Income Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund, and Money Market Fund (each a portfolio series of the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1995, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
February 8, 1996

                           ALLMERICA INVESTMENT TRUST
                                OTHER INFORMATION


FEDERAL INCOME TAX INFORMATION (Unaudited):

Distributions from long-term capital gains for the year ended December 31, 1995, were as follows:


                                                     LONG-TERM
PORTFOLIO                                            CAPITAL GAIN
--------------------------------------------------------------------------------
 Select International Equity                      $     235,621
 Small Cap Value                                      1,455,546
 Growth                                              23,175,403
 Select Growth and Income                             1,825,719
 Equity Index                                         1,793,511

SHAREHOLDER VOTING RESULTS (UNAUDITED):

At the Meeting of Shareholders of the Small Cap Value Fund, held on June 27, 1995, shareholders approved the new and the existing Sub-Adviser agreements between the Manager and David L. Babson and Co., Inc. with respect to the Fund. The results were as follows:


     SHARES FOR       SHARES WITHHELD        AGREEMENT           % OF SHS VOTED
     ----------       ---------------        ---------           --------------
     39,090,623          3,793,768           New Agreement            91.15%
     38,872,534          4,011,857           Existing Agreement       90.65%

At the Meeting of Shareholders of Growth Fund held on October 18, 1995, shareholders approved the new Sub-Adviser Agreement between the Manager and Miller Andersen & Sherrerd, LLP with respect to the Growth Fund. The results were as follows:


       SHARES FOR        SHARES WITHHELD        % OF SHS VOTED
       ----------        ---------------        --------------
       172,590,332       14,230,265             92.4%

                           ALLMERICA INVESTMENT TRUST


The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Notes: This report is not authorized for distribution to prospective purchasers of Allmerica Financial Life Insurance and Annuity Company's Life Variable Annuity products unless accompanied or preceded by effective prospectuses of the Allmerica Financial Life Insurance and Annuity Company's Life Variable Annuity and Allmerica Investment Trust; or to prospective purchasers of Allmerica Financial Life Insurance and Annuity Company Life's or First Allmerica's ExecAnnuity Plus unless accompanied or preceded by effective prospectuses for Allmerica Financial Life Insurance and Annuity Company's Life's or First Allmerica's ExecAnnuity Plus, Allmerica Investment Trust and Variable Insurance Products Fund, which include information related to charges and expenses.










The information contained in the report relating to Separate Accounts VA-B and VA-C does not apply to the following policy series offered prior to October 15, 1975; ST-67, ST-69, FP-67, FP-69, SP-67, SP-69, VFR-68 and VFS-68.
The information contained in the report relating to Separate Accounts VA-G and VA-H does not apply to the previously noted policy series and following policy series offered prior to February 12, 1980, A3001-75, A3002-75, A3003-75 and A3004-75

                                    VEL II ACCOUNT

               STATEMENTS OF ASSETS AND LIABILITIES - December 31, 1995


-------------------------------------------------------------------------------------------------------------
                                                                  INVESTMENT
                                              GROWTH             GRADE INCOME    MONEY MARKET    EQUITY INDEX
                                            SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                                                 1                     2                3              4
-------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica
  Investment Trust . . . . . . . . . . .     $  199,122           $  129,784       $  366,514    $  107,571

LIABILITIES:
Payable to First Allmerica Financial
  Life Insurance Company (Sponsor) . . .            274                  161              955            58
                                             ----------           ----------       ----------    ----------
   Net assets. . . . . . . . . . . . . .     $  198,848           $  129,623       $  365,559    $  107,513
                                             ----------           ----------       ----------    ----------
                                             ----------           ----------       ----------    ----------

Net asset distribution by category:
  Variable life policies . . . . . . . .     $  198,848           $  129,623       $  365,559    $  107,513
                                             ----------           ----------       ----------    ----------
                                             ----------           ----------       ----------    ----------

Units outstanding, December 31, 1995 . .        149,166              111,480          342,253        75,887
Net asset value per unit,
  December 31, 1995. . . . . . . . . . .     $ 1.333059           $ 1.162752       $ 1.068095    $ 1.416746


---------------------------------------------------------------------------------------------------------------
                                               SELECT                 SELECT           VIPF           VIPF
                                        INTERNATIONAL EQUITY  CAPITAL APPRECIATION   HIGH INCOME  EQUITY INCOME
                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT   SUB-ACCOUNT
                                                11                     12               102           103
---------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica
  Investment Trust . . . . . . . . . . .     $  155,947             $  111,983               --            --
Investment in shares of Fidelity
  Variable Insurance Products Fund . . .             --                     --      $   232,892   $   676,409
Investment in shares of T. Rowe Price
  International Series, Inc. . . . . . .             --                     --            -- --
Investment in shares of Delaware Group
  Premium Fund, Inc. . . . . . . . . . .             --                     --               --            --
Receivable from First Allmerica
  Financial Life Insurance Company
  (Sponsor). . . . . . . . . . . . . . .             --                     --              251           361
                                             ----------             ----------       ----------    ----------
   Total assets. . . . . . . . . . . . .        155,947                111,983          233,143       676,770

LIABILITIES:
Payable to First Allmerica Financial
  Life Insurance Company (Sponsor) . . .            102                     69               --            --
                                             ----------             ----------       ----------    ----------
   Net assets. . . . . . . . . . . . . .     $  155,845             $  111,914       $  233,143    $  676,770
                                             ----------             ----------       ----------    ----------
                                             ----------             ----------       ----------    ----------

Net asset distribution by category:
  Variable life policies . . . . . . . .     $  155,732             $  111,637       $  233,143    $  676,770
  Value of investment by First Allmerica
    Financial Life Insurance Company
    (Sponsor). . . . . . . . . . . . . .            113                    277               --            --
                                             ----------             ----------       ----------    ----------
                                             $  155,845             $  111,914       $  233,143    $  676,770
                                             ----------             ----------       ----------    ----------
                                             ----------             ----------       ----------    ----------

Units outstanding, December 31, 1995 . .        137,567                 80,794          198,246       469,354
Net asset value per unit,
  December 31, 1995. . . . . . . . . . .     $ 1.132869             $ 1.385177       $ 1.176030    $ 1.441918



The accompanying notes are an integral part of these financial statements.

80


                                                               VEL II ACCOUNT


-----------------------------------------------------------------------------------------------------------------------------------
                                          GOVERNMENT           SELECT              SELECT              SELECT              SMALL
                                             BOND         AGGRESSIVE GROWTH        GROWTH        GROWTH AND INCOME        CAP VALUE
                                           SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                5                 6                  7                    8                  9
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica
  Investment Trust . . . . . . . . . . .   $  185,199         $  429,068        $  154,620         $  157,995            $  185,815

LIABILITIES:
Payable to First Allmerica Financial
  Life Insurance Company (Sponsor) . . .          147                359               164                142                    290
                                           ----------         ----------        ----------         ----------             ----------
   Net assets. . . . . . . . . . . . . .   $  185,052         $  428,709        $  154,456         $  157,853             $  185,525
                                           ----------         ----------        ----------         ----------             ----------
                                           ----------         ----------        ----------         ----------             ----------

Net asset distribution by category:
  Variable life policies . . . . . . . .   $  185,052         $  428,709        $  154,456         $  157,853             $  185,525
                                           ----------         ----------        ----------         ----------             ----------
                                           ----------         ----------        ----------         ----------             ----------

Units outstanding, December 31, 1995 . .     162,785            347,682           125,803            118,937                169,148
Net asset value per unit,
  December 31, 1995. . . . . . . . . . .  $ 1.136789         $ 1.233048        $ 1.227765         $ 1.327197             $ 1.096824


-----------------------------------------------------------------------------------------------------------------------------------
                                           VIPF             VIPF          VIPF II             T. ROWE                  DGPF
                                          GROWTH         OVERSEAS       ASSET MANAGER   INTERNATIONAL STOCK    INTERNATIONAL EQUITY
                                         SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT
                                             104             105            106                 150                    207
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica
  Investment Trust . . . . . . . . . . .          --              --             --                  --                     --
Investment in shares of Fidelity
  Variable Insurance Products Fund . . .  $  643,055      $  417,483     $  312,946                  --                     --
Investment in shares of T. Rowe Price
  International Series, Inc. . . . . . .          --              --             --          $   26,086                     --
Investment in shares of Delaware Group
  Premium Fund, Inc. . . . . . . . . . .          --              --             --                  --             $  164,192
Receivable from First Allmerica
  Financial Life Insurance Company
  (Sponsor). . . . . . . . . . . . . . .         553              81             --                  --                     --
                                          ----------      ----------     ----------          ----------             ----------
   Total assets. . . . . . . . . . . . .     643,608         417,564        312,946              26,086                164,192

LIABILITIES:
Payable to First Allmerica Financial
  Life Insurance Company (Sponsor) . . .          --              --            328                  31                    237
                                          ----------      ----------     ----------          ----------             ----------
   Net assets. . . . . . . . . . . . . .  $  643,608      $  417,564     $  312,618          $   26,055             $  163,955
                                          ----------      ----------     ----------          ----------             ----------
                                          ----------      ----------     ----------          ----------             ----------

Net asset distribution by category:
  Variable life policies . . . . . . . .  $  643,608      $  417,564     $  312,504          $   26,055             $  163,955
  Value of investment by First Allmerica
    Financial Life Insurance Company
    (Sponsor). . . . . . . . . . . . . .          --              --            114                  --                     --
                                          ----------      ----------     ----------          ----------             ----------
                                          $  643,608      $  417,564     $  312,618          $   26,055             $  163,955
                                          ----------      ----------     ----------          ----------             ----------
                                          ----------      ----------     ----------          ----------             ----------

Units outstanding, December 31, 1995 . .     480,189         389,710        273,691              24,722                144,377
Net asset value per unit,
  December 31, 1995. . . . . . . . . . .  $ 1.340323      $ 1.071474     $ 1.142231          $ 1.053908             $ 1.135602


                                 VEL II ACCOUNT

                            STATEMENTS OF OPERATIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                              GROWTH                            INVESTMENT GRADE INCOME
                                                           SUB-ACCOUNT 1                             SUB-ACCOUNT 2
                                              FOR THE YEAR ENDED    FOR THE PERIOD         FOR THE YEAR ENDED     FOR THE PERIOD
                                                   12/31/95       4/6/94* TO 12/31/94           12/31/95       4/19/94* TO 12/31/94
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . .         $ 17,788            $  1,998                 $  8,047              $  1,541
EXPENSES:
   Mortality and expense risk fees . . . .            1,111                  69                    1,014                   137
   Administrative expense fees . . . . . .              308                  19                      282                    38
                                                   --------            --------                 --------              --------
    Total expenses . . . . . . . . . . . .            1,419                  88                    1,296                   175
                                                   --------            --------                 --------              --------
      Net investment income. . . . . . . .           16,369               1,910                    6,751                 1,366
                                                   --------            --------                 --------              --------
                                                   --------            --------                 --------              --------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss). . . . . . . .            4,355                   6                    1,691                    (4)
   Net unrealized gain (loss). . . . . . .           11,702              (1,891)                   8,501                (1,166)
                                                   --------            --------                 --------              --------
   Net realized and unrealized gain
      (loss) on investments. . . . . . . .           16,057              (1,885)                  10,192                (1,170)
                                                   --------            --------                 --------              --------
   Net increase (decrease) in net assets
      from operations. . . . . . . . . . .         $ 32,426            $     25                 $ 16,943              $    196
                                                   --------            --------                 --------              --------
                                                   --------            --------                 --------              --------

----------------------------------------------------------------------------------------------------------------------------------
                                                          MONEY MARKET                                EQUITY INDEX
                                                          SUB-ACCOUNT 3                               SUB-ACCOUNT 4
                                             FOR THE YEAR ENDED     FOR THE PERIOD       FOR THE YEAR ENDED      FOR THE PERIOD
                                                  12/31/95       5/3/94* TO 12/31/94          12/31/95        4/19/94* TO 12/31/94
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . .        $ 19,962         $  2,989                $  4,030               $    551
EXPENSES:
   Mortality and expense risk fees . . . .           3,134              563                     491                     92
   Administrative expense fees . . . . . .             870              156                     136                     26
                                                  --------         --------                --------               --------
    Total expenses . . . . . . . . . . . .           4,004              719                     627                    118
                                                  --------         --------                --------               --------
      Net investment income. . . . . . . .          15,958            2,270                   3,403                    433
                                                  --------         --------                --------               --------
                                                  --------         --------                --------               --------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss). . . . . . . .              --               --                     100                      1
   Net unrealized gain (loss). . . . . . .              --               --                  10,948                   (631)
                                                  --------         --------                --------               --------
   Net realized and unrealized gain
      (loss) on investments. . . . . . . .              --               --                  11,048                   (630)
                                                  --------         --------                --------               --------
   Net increase (decrease) in net assets
      from operations. . . . . . . . . . .        $ 15,958         $  2,270                $ 14,451               $   (197)
                                                  --------         --------                --------               --------
                                                  --------         --------                --------               --------
---------------------------------------------------------------------------------------
                                                            GOVERNMENT BOND
                                                             SUB-ACCOUNT 5
                                               FOR THE YEAR ENDED      FOR THE PERIOD
                                                    12/31/95        5/9/94* TO 12/31/94
---------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . .         $ 11,211             $  2,751
EXPENSES:
   Mortality and expense risk fees . . . .            1,678                  246
   Administrative expense fees . . . . . .              466                   68
                                                   --------             --------
    Total expenses . . . . . . . . . . . .            2,144                  314
                                                   --------             --------
      Net investment income. . . . . . . .            9,067                2,437
                                                   --------             --------
                                                   --------             --------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss). . . . . . . .            1,190                   35
   Net unrealized gain (loss). . . . . . .           10,688              (2,305)
                                                   --------             --------
   Net realized and unrealized gain
      (loss) on investments. . . . . . . .           11,878              (2,270)
                                                   --------             --------
   Net increase (decrease) in net assets
      from operations. . . . . . . . . . .         $ 20,945             $    167
                                                   --------             --------
                                                   --------             --------

                                 VEL II ACCOUNT

                     SELECT AGGRESSIVE GROWTH SELECT GROWTH

------------------------------------------------------------------------------------------------------------------------------------
                                             SELECT AGGRESSIVE GROWTH                                    SELECT GROWTH
                                                  SUB-ACCOUNT 6                                          SUB-ACCOUNT 7
                                              FOR THE YEAR ENDED    FOR THE PERIOD         FOR THE YEAR ENDED     FOR THE PERIOD
                                                   12/31/95       4/5/94* TO 12/31/94           12/31/95       4/6/94* TO 12/31/94
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . .               --                   --                $     23             $    113
EXPENSES:
   Mortality and expense risk fees . . . .         $  2,474             $    449                     875                   45
   Administrative expense fees . . . . . .              687                  125                     243                   12
                                                   --------             --------                --------             --------
      Total expenses . . . . . . . . . . .            3,161                  574                   1,118                   57
                                                   --------             --------                --------             --------
   Net investment income (loss). . . . . .           (3,161)                (574)                 (1,095)                  56
                                                   --------             --------                --------             --------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss). . . . . . . .            1,962                  (10)                  1,381                   23
   Net unrealized gain (loss). . . . . . .           72,394                  563                  13,793                   47
                                                   --------             --------                --------             --------
   Net realized and unrealized gain
      (loss) on investments. . . . . . . .           74,356                  553                  15,174                   70
                                                   --------             --------                --------             --------
   Net increase (decrease) in net assets
      from operations. . . . . . . . . . .         $ 71,195                $ (21)               $ 14,079             $    126
                                                   --------             --------                --------             --------
                                                   --------             --------                --------             --------

--------------------------------------------------------------------------------------------------------------------------
                                                  SELECT GROWTH AND INCOME                       SMALL CAP VALUE
                                                      SUB-ACCOUNT 8                               SUB-ACCOUNT 9
                                           FOR THE YEAR ENDED FOR THE PERIOD       FOR THE YEAR ENDED    FOR THE PERIOD
                                            12/31/95        4/15/94* to 12/31/94     12/31/95          4/5/94* to 12/31/94
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . .     $   7,647        $   1,673               $   6,195              $     370
EXPENSES:
   Mortality and expense risk fees . . . .           876              174                   1,266                    327
   Administrative expense fees . . . . . .           244               48                     352                     91
                                                --------         --------                --------               --------
      Total expenses . . . . . . . . . . .         1,120              222                   1,618                    418
                                                --------         --------                --------               --------
   Net investment income (loss). . . . . .         6,527            1,451                   4,577                    (48)
                                                --------         --------                --------               --------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss). . . . . . . .           390              (24)                  2,486                   (244)
   Net unrealized gain (loss). . . . . . .        17,723           (2,617)                 14,137                 (1,797)
                                                --------         --------                --------               --------
   Net realized and unrealized gain
      (loss) on investments. . . . . . . .        18,113           (2,641)                 16,623                 (2,041)
                                                --------         --------                --------               --------
   Net increase (decrease) in net assets
      from operations. . . . . . . . . . .      $ 24,640         $ (1,190)               $ 21,200               $ (2,089)
                                                --------         --------                --------               --------
                                                --------         --------                --------               --------

------------------------------------------------------------------------------------------
                                                     SELECT INTERNATIONAL EQUITY
                                                          SUB-ACCOUNT 11
                                            FOR THE YEAR ENDED         FOR THE PERIOD
                                               12/31/95             5/20/94* to 12/31/94
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . .        $   2,081             $     31
EXPENSES:
   Mortality and expense risk fees . . . .              700                   35
   Administrative expense fees . . . . . .              194                   10
                                                   --------             --------
      Total expenses . . . . . . . . . . .              894                   45
                                                   --------             --------
   Net investment income (loss). . . . . .            1,187                  (14)
                                                   --------             --------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss). . . . . . . .              441                   (6)
   Net unrealized gain (loss). . . . . . .            9,816                 (537)
                                                   --------             --------
   Net realized and unrealized gain
      (loss) on investments. . . . . . . .           10,257                 (543)
                                                   --------             --------
   Net increase (decrease) in net assets
      from operations. . . . . . . . . . .         $ 11,444             $   (557)
                                                   --------             --------
                                                   --------             --------


* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT

                            STATEMENTS OF OPERATIONS


------------------------------------------------------------------------------------------------------------------------------------
                                                    SELECT CAPITAL APPRECIATION                     VIPF HIGH INCOME
                                                            SUB-ACCOUNT 12                           SUB-ACCOUNT 102
                                                            FOR THE PERIOD              FOR THE YEAR ENDED        FOR THE PERIOD
                                                         4/28/95* TO 12/31/95               12/31/95            4/5/94* TO 12/31/94
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . .                    $   2,134                        $   8,429                --
EXPENSES:
  Mortality and expense risk fees. . . . .                          312                            1,535          $    297
  Administrative expense fees. . . . . . .                           87                              426                82
                                                               --------                         --------          --------
    Total expenses . . . . . . . . . . . .                          399                            1,961               379
                                                               --------                         --------          --------
     Net investment income (loss). . . . .                        1,735                            6,468              (379)
                                                               --------                         --------          --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) . . . . . . . .                          169                            2,195               (38)
  Net unrealized gain (loss) . . . . . . .                       12,007                           20,200              (163)
                                                               --------                         --------          --------
  Net realized and unrealized gain
    (loss) on investments. . . . . . . . .                       12,176                           22,395              (201)
                                                               --------                         --------          --------
  Net increase (decrease) in net assets
   from operations . . . . . . . . . . . .                     $ 13,911                         $ 28,863          $   (580)
                                                               --------                         --------        ----------
                                                               --------                         --------        ----------

----------------------------------------------------------------------------------------------------------------------------------
                                                     VIPF EQUITY INCOME                                  VIPF GROWTH
                                                      SUB-ACCOUNT 103                                  SUB-ACCOUNT 104
                                            FOR THE YEAR ENDED    FOR THE PERIOD           FOR THE YEAR ENDED    FOR THE PERIOD
                                                 12/31/95       4/5/94* TO 12/31/94             12/31/95       4/5/94* TO 12/31/94
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . .       $ 21,950             $  2,239                $  1,164                     --
EXPENSES:
  Mortality and expense risk fees. . . . .          3,803                  413                   3,677               $    524
  Administrative expense fees. . . . . . .          1,056                  115                   1,021                    146
                                                 --------             --------                --------               --------
    Total expenses . . . . . . . . . . . .          4,859                  528                   4,698                    670
                                                 --------             --------                --------               --------
     Net investment income (loss). . . . .         17,091                1,711                  (3,534)                  (670)
                                                 --------             --------                --------               --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) . . . . . . . .          1,925                  129                  25,500                    101
  Net unrealized gain (loss) . . . . . . .        100,571                1,283                  74,665                  8,600
                                                 --------             --------                --------               --------
  Net realized and unrealized gain
    (loss) on investments. . . . . . . . .        102,496                1,412                 100,165                  8,701
                                                 --------             --------                --------               --------
  Net increase (decrease) in net assets
   from operations . . . . . . . . . . . .     $  119,587              $ 3,123               $  96,631               $  8,031
                                                 --------             --------                --------               --------
                                                 --------             --------                --------               --------
-----------------------------------------------------------------------------------------
                                                               VIPF OVERSEAS
                                                              SUB-ACCOUNT 105
                                                 FOR THE YEAR ENDED      FOR THE PERIOD
                                                      12/31/95        4/5/94* TO 12/31/94
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . .           $   1,981                    --
EXPENSES:
  Mortality and expense risk fees. . . . .               2,877              $    724
  Administrative expense fees. . . . . . .                 799                   201
                                                      --------              --------
    Total expenses . . . . . . . . . . . .               3,676                   925
                                                      --------              --------
     Net investment income (loss). . . . .              (1,695)                 (925)
                                                      --------              --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) . . . . . . . .               6,939                    14
  Net unrealized gain (loss) . . . . . . .              25,493                (5,398)
                                                      --------              --------
  Net realized and unrealized gain
    (loss) on investments. . . . . . . . .              32,432                (5,384)
                                                      --------              --------
  Net increase (decrease) in net assets
   from operations . . . . . . . . . . . .           $  30,737              $ (6,309)
                                                      --------              --------
                                                      --------              --------

                                 VEL II ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
                                                            VIPF II ASSET MANAGER                T. ROWE INTERNATIONAL STOCK
                                                               SUB-ACCOUNT 106                         SUB-ACCOUNT 150
                                                    FOR THE YEAR ENDED     FOR THE PERIOD               FOR THE PERIOD
                                                         12/31/95       4/6/94* to 12/31/94         6/21/95* to 12/31/95
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . .              $   4,679              $     27                         --
EXPENSES:
  Mortality and expense risk fees. . . . .                  2,345                   410                   $     60
  Administrative expense fees. . . . . . .                    651                   114                         17
                                                         --------              --------                   --------
    Total expenses . . . . . . . . . . . .                  2,996                   524                         77
                                                         --------              --------                   --------
     Net investment income (loss). . . . .                  1,683                  (497)                       (77)
                                                         --------              --------                   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) . . . . . . . .                  1,938                    39                          7
  Net unrealized gain (loss) . . . . . . .                 36,035                (4,843)                       984
                                                         --------              --------                   --------
  Net realized and unrealized gain
   (loss) on investments . . . . . . . . .                 37,973                (4,804)                       991
                                                         --------              --------                   --------
  Net increase (decrease) in net assets in
   from operations . . . . . . . . . . . .               $ 39,656              $ (5,301)                  $    914
                                                         --------              --------                   --------
                                                         --------              --------                   --------

--------------------------------------------------------------------------------------------
                                                            DGPF INTERNATIONAL EQUITY
                                                                 SUB-ACCOUNT 207
                                                      FOR THE YEAR ENDED   FOR THE PERIOD
                                                           12/31/95      4/5/94* TO 12/31/94
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends. . . . . . . . . . . . . . . .              $  2,054                  --
EXPENSES:
  Mortality and expense risk fees. . . . .                 1,028           $     150
  Administrative expense fees. . . . . . .                   285                  42
                                                        --------            --------
    Total expenses . . . . . . . . . . . .                 1,313                 192
                                                        --------            --------
     Net investment income (loss). . . . .                   741                (192)
                                                        --------            --------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) . . . . . . . .                   533                  (4)
  Net unrealized gain (loss) . . . . . . .                13,079                (840)
                                                        --------            --------
  Net realized and unrealized gain
   (loss) on investments . . . . . . . . .                13,612                (844)
                                                        --------            --------
  Net increase (decrease) in net assets in
   from operations . . . . . . . . . . . .              $ 14,353            $ (1,036)
                                                        --------            --------
                                                        --------            --------


* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS


-----------------------------------------------------------------------------------------------------------------------------------
                                                                     GROWTH                         INVESTMENT GRADE INCOME
                                                                  SUB-ACCOUNT 1                          SUB-ACCOUNT 2
                                                          YEAR ENDED        PERIOD FROM        YEAR ENDED           PERIOD FROM
                                                           12/31/95     4/6/94* TO 12/31/94     12/31/95       4/19/94* TO 12/31/94
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . .     $   16,369        $   1,910       $     6,751          $   1,366
  Net realized gain (loss) from security transactions. .          4,355                6             1,691                 (4)
  Net unrealized gain (loss) on investments. . . . . . .         11,702           (1,891)            8,501             (1,166)
                                                             ----------       ----------        ----------         ----------
  Net increase (decrease) in net assets from operations.         32,426               25            16,943                196
                                                             ----------       ----------        ----------         ----------
FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . .         84,927           27,126            46,181             43,549
  Terminations . . . . . . . . . . . . . . . . . . . . .         (1,044)          (1,879)           (3,228)            (1,473)
  Other transfers from (to) the General Account of First
    Allmerica Financial Life Insurance Company (Sponsor)         45,543           11,724             2,432             25,023
                                                             ----------       ----------        ----------         ----------
  Net increase in net assets from capital transactions .        129,426           36,971            45,385             67,099
                                                             ----------       ----------        ----------         ----------
  Net increase in net assets . . . . . . . . . . . . . .        161,852           36,996            62,328             67,295

NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . .         36,996               --            67,295                 --
                                                             ----------       ----------        ----------         ----------
  End of period  . . . . . . . . . . . . . . . . . . . .      $ 198,848         $ 36,996         $ 129,623           $ 67,295
                                                             ----------       ----------        ----------         ----------
                                                             ----------       ----------        ----------         ----------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     MONEY MARKET                         EQUITY INDEX
                                                                     SUB-ACCOUNT 3                        SUB-ACCOUNT 4
                                                            YEAR ENDED         PERIOD FROM       YEAR ENDED         PERIOD FROM
                                                             12/31/95      5/3/94* TO 12/31/94    12/31/95     4/19/94* TO 12/31/94
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . .  $    15,958          $     2,270         $    3,403          $      433
  Net realized gain (loss) from security transactions. .           --                   --                100                   1
  Net unrealized gain (loss) on investments. . . . . . .           --                   --             10,948                (631)
                                                           ----------           ----------         ----------          ----------
 Net increase (decrease) in net assets from operations .       15,958                2,270             14,451                (197)
                                                           ----------           ----------         ----------          ----------
FROM CAPITAL TRANSACTIONS:
 Net premiums  . . . . . . . . . . . . . . . . . . . . .      446,809              368,294             42,559              11,918
 Terminations  . . . . . . . . . . . . . . . . . . . . .         (443)                (146)              (100)                 --
 Other transfers from (to) the General Account of First
  Allmerica Financial Life Insurance Company (Sponsor) .     (414,373)             (52,810)            24,073              14,809
                                                           ----------           ----------         ----------          ----------
 Net increase in net assets from capital transactions  .       31,993              315,338             66,532              26,727
                                                           ----------           ----------         ----------          ----------
 Net increase in net assets  . . . . . . . . . . . . . .       47,951              317,608             80,983              26,530

NET ASSETS:
 Beginning of period . . . . . . . . . . . . . . . . . .      317,608                   --             26,530             153,360
                                                           ----------           ----------         ----------          ----------
 End of period . . . . . . . . . . . . . . . . . . . . .   $  365,559            $ 317,608          $ 107,513            $ 26,530
                                                           ----------           ----------         ----------          ----------
                                                           ----------           ----------         ----------          ----------

--------------------------------------------------------------------------------------------------
                                                                     GOVERNMENT BOND
                                                                      SUB-ACCOUNT 5
                                                              YEAR ENDED           PERIOD FROM
                                                               12/31/95        5/9/94* TO 12/31/94
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . .     $     9,067           $     2,437
  Net realized gain (loss) from security transactions. .           1,190                    35
  Net unrealized gain (loss) on investments. . . . . . .          10,688                (2,305)
                                                              ----------            ----------
 Net increase (decrease) in net assets from operations .          20,945                   167
                                                              ----------            ----------
FROM CAPITAL TRANSACTIONS:
 Net premiums  . . . . . . . . . . . . . . . . . . . . .          24,923               150,537
 Terminations  . . . . . . . . . . . . . . . . . . . . .             (81)                   --
 Other transfers from (to) the General Account of First
  Allmerica Financial Life Insurance Company (Sponsor) .         (14,095)                2,656
                                                              ----------            ----------
 Net increase in net assets from capital transactions  .          10,747               153,193
                                                              ----------            ----------
 Net increase in net assets  . . . . . . . . . . . . . .          31,692               153,360

NET ASSETS:
 Beginning of period . . . . . . . . . . . . . . . . . .         153,360                    --
                                                              ----------            ----------
 End of period . . . . . . . . . . . . . . . . . . . . .       $ 185,052             $ 153,360
                                                              ----------            ----------
                                                              ----------            ----------

--------------------------------------------------------------------------------
                             VEL II ACCOUNT
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          SELECT AGGRESSIVE GROWTH                        SELECT GROWTH
                                                                SUB-ACCOUNT 6                              SUB-ACCOUNT 7
                                                        YEAR ENDED            PERIOD FROM        YEAR ENDED         PERIOD FROM
                                                         12/31/95         4/5/94* TO 12/31/94     12/31/95      4/6/94* TO 12/31/94
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . .   $   (3,161)      $      (574)        $   (1,095)            $       56
  Net realized gain (loss) from security transactions. .        1,962               (10)             1,381                     23
  Net unrealized gain (loss) on investments. . . . . . .       72,394               563             13,793                     47
                                                           ----------        ----------         ----------             ----------
  Net increase (decrease) in net assets from operations.       71,195               (21)            14,079                    126
                                                           ----------        ----------         ----------             ----------
FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . .      171,463            81,409             66,424                 23,133
  Terminations . . . . . . . . . . . . . . . . . . . . .       (2,228)           (1,652)              (792)                   (48)
  Other transfers from (to) the General Account of First
    Allmerica Financial Life Insurance Company (Sponsor)       51,490            57,053             36,695                 14,839
  Net increase in net assets from investments by First
    Allmerica Financial Life Insurance Company (Sponsor)           --                                   --                     --
                                                           ----------        ----------         ----------             ----------
  Net increase in net assets from capital transactions .      220,725           136,810            102,327                 37,924
                                                           ----------        ----------         ----------             ----------
  Net increase in net assets . . . . . . . . . . . . . .      291,920           136,789            116,406                 38,050

NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . .      136,789                --             38,050                     --
                                                           ----------        ----------         ----------             ----------
  End of period  . . . . . . . . . . . . . . . . . . . .    $ 428,709         $ 136,789          $ 154,456               $ 38,050
                                                           ----------        ----------         ----------             ----------
                                                           ----------        ----------         ----------             ----------
-----------------------------------------------------------------------------------------------------------------------------------
                                                            SELECT GROWTH AND INCOME                    SMALL CAP VALUE
                                                                  SUB-ACCOUNT 8                          SUB-ACCOUNT 9
                                                           YEAR ENDED         PERIOD FROM        YEAR ENDED        PERIOD FROM
                                                            12/31/95     4/15/94* TO 12/31/94     12/31/95     4/05/94* TO 12/31/94
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . $     6,527           $   1,451           $    4,577        $      (48)
  Net realized gain (loss) from security transactions. .         390                 (24)               2,486              (244)
  Net unrealized gain (loss) on investments. . . . . . .      17,723              (2,617)              14,137            (1,797)
                                                         -----------         -----------          -----------       -----------
  Net increase (decrease) in net assets from operations.      24,640              (1,190)              21,200            (2,089)
                                                         -----------         -----------          -----------       -----------
FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . .      65,999              45,043              102,108            77,321
  Terminations . . . . . . . . . . . . . . . . . . . . .         (54)               (206)                (372)             (367)
  Other transfers from (to) the General Account of First
    Allmerica Financial Life Insurance Company (Sponsor)      14,335               9,286              (22,257)            9,981
  Net increase in net assets from investments by First
    Allmerica Financial Life Insurance Company (Sponsor)          --                  --                   --                --
                                                         -----------         -----------          -----------       -----------
  Net increase in net assets from capital transactions .      80,280              54,123               79,479            86,935
                                                         -----------         -----------          -----------       -----------
  Net increase in net assets . . . . . . . . . . . . . .     104,920              52,933              100,679            84,846

NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . .      52,933                  --               84,846                --
                                                         -----------         -----------          -----------       -----------
  End of period  . . . . . . . . . . . . . . . . . . . .   $ 157,853            $ 52,933            $ 185,525          $ 84,846
                                                         -----------         -----------          -----------       -----------
                                                         -----------         -----------          -----------       -----------

-----------------------------------------------------------------------------------------------------
                                                                   SELECT INTERNATIONAL EQUITY
                                                                         SUB-ACCOUNT 11
                                                                 YEAR ENDED          PERIOD FROM
                                                                  12/31/95      5/20/94* TO 12/31/94
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . .        $     1,187         $      (14)
  Net realized gain (loss) from security transactions. .                441                 (6)
  Net unrealized gain (loss) on investments. . . . . . .              9,816               (537)
                                                                -----------        -----------
  Net increase (decrease) in net assets from operations.             11,444               (557)
                                                                -----------        -----------
FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . .             54,409              9,176
  Terminations . . . . . . . . . . . . . . . . . . . . .               (309)                --
  Other transfers from (to) the General Account of First
    Allmerica Financial Life Insurance Company (Sponsor)             76,026              5,556
  Net increase in net assets from investments by First
    Allmerica Financial Life Insurance Company (Sponsor)                 --                100
                                                                -----------        -----------
  Net increase in net assets from capital transactions .            130,126             14,832
                                                                -----------        -----------
  Net increase in net assets . . . . . . . . . . . . . .            141,570             14,275

NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . .             14,275                 --
                                                                -----------        -----------
  End of period  . . . . . . . . . . . . . . . . . . . .          $ 155,845           $ 14,275
                                                                -----------        -----------
                                                                -----------        -----------


* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------------------------------------------------
                                                               SELECT CAPITAL APPRECIATION      VIIPF HIGH INCOME
                                                                     SUB-ACCOUNT 12               SUB-ACCOUNT 102
                                                                       PERIOD FROM         YEAR ENDED      PERIOD FROM
                                                                   4/28/95* TO 12/31/95     12/31/95   4/5/94* TO 12/31/94
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . . .             $   1,735         $   6,468      $    (379)
  Net realized gain (loss) from security transactions. . . .                   169             2,195            (38)
  Net unrealized gain (loss) on investments. . . . . . . . .                12,007            20,200           (163)
                                                                         ---------         ---------      ---------
  Net increase (decrease) in net assets from operations. . .                13,911            28,863           (580)
                                                                         ---------         ---------      ---------
 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . .                33,186           137,014         90,016
  Terminations . . . . . . . . . . . . . . . . . . . . . . .                    --            (4,400)          (714)
  Other transfers from (to) the General Account of First
    Allmerica Financial Life Insurance Company (Sponsor) . .                64,617           (22,591)         5,535
  Net increase in net assets from investments by First
    Allmerica Financial Life Insurance Company (Sponsor) . .                   200                --             --
                                                                         ---------         ---------      ---------
 Net increase in net assets from capital transactions. . . .                98,003           110,023         94,837
                                                                         ---------         ---------      ---------
  Net increase in net assets . . . . . . . . . . . . . . . .               111,914           138,886         94,257

 NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . .                    --            94,257             --
                                                                         ---------         ---------      ---------
  End of period. . . . . . . . . . . . . . . . . . . . . . .             $ 111,914         $ 233,143      $  94,257
                                                                         ---------         ---------      ---------
                                                                         ---------         ---------      ---------

---------------------------------------------------------------------------------------------------------------------------------
                                                                        VIPF EQUITY INCOME                  VIPF GROWTH
                                                                          SUB-ACCOUNT 103                  SUB-ACCOUNT 104
                                                                 YEAR ENDED      PERIOD FROM      YEAR ENDED      PERIOD FROM
                                                                  12/31/95   4/5/94* TO 12/31/94   12/31/95   4/5/94* TO 12/31/94
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . . . .    $  17,091       $   1,711        $  (3,534)       $    (670)
  Net realized gain (loss) from security transactions. . . . .        1,925             129           25,500              101
  Net unrealized gain (loss) on investments. . . . . . . . . .      100,571           1,283           74,665            8,600
                                                                  ---------       ---------        ---------        ---------
  Net increase (decrease) in net assets from operations. . . .      119,587           3,123           96,631            8,031
                                                                  ---------       ---------        ---------        ---------
 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . .      293,480         130,274          291,237          142,021
  Terminations . . . . . . . . . . . . . . . . . . . . . . . .       (5,120)         (1,557)          (6,100)          (2,575)
  Other transfers from (to) the General Account of First
    Allmerica Financial Life Insurance Company (Sponsor) . . .       75,382          61,601           45,930           68,433
  Net increase in net assets from investments by First
    Allmerica Financial Life Insurance Company (Sponsor) . . .           --              --               --               --
                                                                  ---------       ---------        ---------        ---------
 Net increase in net assets from capital transactions. . . . .      363,742         190,318          331,067          207,879
                                                                  ---------       ---------        ---------        ---------
  Net increase in net assets . . . . . . . . . . . . . . . .        483,329         193,441          427,698          215,910

NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . . .      193,441              --          215,910               --
                                                                  ---------       ---------        ---------        ---------
  End of period  . . . . . . . . . . . . . . . . . . . . . . .    $ 676,770       $ 193,441        $ 643,608        $ 215,910
                                                                  ---------       ---------        ---------        ---------
                                                                  ---------       ---------        ---------        ---------

--------------------------------------------------------------------------------------------------
                                                                          VIPF OVERSEAS
                                                                         SUB-ACCOUNT 105
                                                                   YEAR ENDED      PERIOD FROM
                                                                   12/31/95   4/5/94* TO 12/31/94
--------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . . .        $  (1,695)       $    (925)
  Net realized gain (loss) from security transactions. . . .            6,939               14
  Net unrealized gain (loss) on investments. . . . . . . . .           25,493           (5,398)
                                                                    ---------        ---------
  Net increase (decrease) in net assets from operations. . .           30,737           (6,309)
                                                                    ---------        ---------
 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . .          203,407          163,685
  Terminations . . . . . . . . . . . . . . . . . . . . . . .           (4,920)          (1,640)
  Other transfers from (to) the General Account of First
    Allmerica Financial Life Insurance Company (Sponsor) . .          (23,786)          56,390
  Net increase in net assets from investments by First
    Allmerica Financial Life Insurance Company (Sponsor) . .               --               --
                                                                    ---------        ---------
 Net increase in net assets from capital transactions. . . .          174,701          218,435
                                                                    ---------        ---------
  Net increase in net assets . . . . . . . . . . . . . . . .          205,438          212,126

NET ASSETS:
    Beginning of period  . . . . . . . . . . . . . . . . . . .        212,126               --
                                                                    ---------        ---------
    End of period  . . . . . . . . . . . . . . . . . . . . . .      $ 417,564        $ 212,126
                                                                    ---------        ---------
                                                                    ---------        ---------

* Date of initial investment

The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT

------------------------------------------------------------------------------------------------------------------------------
                                                               VIPF II ASSET MANAGER          T. ROWE INTERNATIONAL
                                                                   SUB-ACCOUNT 106               SUB-ACCOUNT 150
                                                                      YEAR ENDED         PERIOD FROM           PERIOD FROM
                                                                       12/31/95      4/6/94* TO 12/31/94  6/21/95* TO 12/31/95
------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . . . .         $   1,683          $    (497)           $     (77)
  Net realized gain (loss) from security transactions. . . . .             1,938                  39                    7
  Net unrealized gain (loss) on investments. . . . . . . . . .            36,035             (4,843)                  984
                                                                       ---------           ---------            ---------
  Net increase (decrease) in net assets from operations. . . .            39,656             (5,301)                  914
                                                                       ---------           ---------            ---------
 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . .           153,730              84,953                6,491
  Terminations . . . . . . . . . . . . . . . . . . . . . . . .              (287)                 --                   --
  Other transfers from (to) the General Account of First
    Allmerica Financial Life Insurance Company (Sponsor) . . .           (69,108)            108,875               18,650
  Net increase in net assets from investments by First
    Allmerica Financial Life Insurance Company (Sponsor) . . .                --                 100                   --
                                                                       ---------           ---------            ---------
 Net increase in net assets from capital transactions. . . . .            84,335             193,928               25,141
                                                                       ---------           ---------            ---------
  Net increase in net assets . . . . . . . . . . . . . . . . .           123,991             188,627               26,055

 NET ASSETS:
  Beginning of period . . . . . . . . . . . . . . . . . . . .            188,627                  --                   --
                                                                       ---------           ---------            ---------
  End of period . . . . . . . . . . . . . . . . . . . . . . .          $ 312,618           $ 188,627            $  26,055
                                                                       ---------           ---------            ---------
                                                                       ---------           ---------            ---------

----------------------------------------------------------------------------------------------
                                                                  DGPF INTERNATIONAL EQUITY
                                                                      SUB-ACCOUNT 207
                                                              YEAR ENDED       PERIOD FROM
                                                               12/31/95    4/5/94* TO 12/31/94
----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) . . . . . . . . . . . . . . . . $     741       $    (192)
  Net realized gain (loss) from security transactions. . . . .       533              (4)
  Net unrealized gain (loss) on investments. . . . . . . . . .    13,079            (840)
                                                               ---------       ----------
  Net increase (decrease) in net assets from operations. . . .    14,353          (1,036)
                                                               ---------       ----------
 FROM CAPITAL TRANSACTIONS:
  Net premiums . . . . . . . . . . . . . . . . . . . . . . . .    99,444           47,581
  Terminations . . . . . . . . . . . . . . . . . . . . . . . .    (1,057)               --
  Other transfers from (to) the General Account of First
    Allmerica Financial Life Insurance Company (Sponsor) . . .    (5,037)            9,707
  Net increase in net assets from investments by First
    Allmerica Financial Life Insurance Company (Sponsor) . . .        --               --
                                                               ---------       ----------
 Net increase in net assets from capital transactions. . . . .    93,350           57,288
                                                               ---------       ----------
  Net increase in net assets . . . . . . . . . . . . . . . . .   107,703           56,252

 NET ASSETS:
  Beginning of period  . . . . . . . . . . . . . . . . . . . .    56,252               --
                                                               ---------       ----------
  End of period  . . . . . . . . . . . . . . . . . . . . . . . $ 163,955        $  56,252
                                                               ---------       ----------
                                                               ---------       ----------

                                 VEL II ACCOUNT

                NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995


NOTE 1 - ORGANIZATION

  The VEL II Account (VEL II) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on April 1, 1994 for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of flexible premium variable life policies issued by the Company. Effective October 16, 1995, concurrent with the demutualization, the Company's name changed from State Mutual Life Assurance Company of America. Under applicable insurance law, the assets and liabilities of VEL II are clearly identified and distinguished from the other assets and liabilities of the Company. VEL II cannot be charged with liabilities arising out of any other business of the Company.

  VEL II is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL II currently offers eighteen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of the Company, of the Variable Insurance Products Fund (VIPF) or the Variable Insurance Products Fund II (VIPF II) managed by Fidelity Management & Research Company (Fidelity Management), or of T. Rowe Price International Series, Inc. (T. Rowe) managed by Price-Fleming, or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisors, Ltd. The Trust, VIPF, VIPF II, T. Rowe, and DGPF (the Funds) are open-end, diversified series management investment companies registered under the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  Investments - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, VIPF, VIPFII, T. Rowe, or DGPF. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, VIPF, VIPFII, T. Rowe, or DGPF at net asset value.

  Federal Income Taxes - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of VEL II. Therefore, no provision for income taxes has been charged against VEL II.

NOTE 3 - INVESTMENTS

  The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, VIPF, VIPFII, T. Rowe, and DGPF at December 31, 1995 were as follows:


----------------------------------------------------------------------------------------------------------------
                                                                          PORTFOLIO INFORMATION
SUB-                        INVESTMENT                         NUMBER OF        AGGREGATE           NET ASSET
ACCOUNT                     PORTFOLIO                           SHARES            COST           VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------
          Allmerica Investment Trust:
   1      Growth . . . . . . . . . . . . . . . . . . . . . .      91,508        $ 189,310          $   2.176
   2      Investment Grade Income. . . . . . . . . . . . . .     116,190          122,449              1.117
   3      Money Market . . . . . . . . . . . . . . . . . . .     366,514          366,514              1.000
   4      Equity Index . . . . . . . . . . . . . . . . . . .      58,878           97,254              1.827
   5      Government Bond. . . . . . . . . . . . . . . . . .     174,387          176,817              1.062
   6      Select Aggressive Growth . . . . . . . . . . . . .     232,180          356,111              1.848
   7      Select Growth. . . . . . . . . . . . . . . . . . .     112,944          140,779              1.369
   8      Select Growth and Income . . . . . . . . . . . . .     124,602          142,889              1.268
   9      Small Cap Value. . . . . . . . . . . . . . . . . .     150,093          173,474              1.238
  11      Select International Equity. . . . . . . . . . . .     137,278          146,669              1.136
  12      Select Capital Appreciation. . . . . . . . . . . .      81,799           99,975              1.369

          Fidelity Variable Insurance Products Fund:
 102      High Income. . . . . . . . . . . . . . . . . . . .      19,327          212,855             12.050
 103      Equity Income. . . . . . . . . . . . . . . . . . .      35,102          574,555             19.270
 104      Growth . . . . . . . . . . . . . . . . . . . . . .      22,022          559,790             29.200
 105      Overseas . . . . . . . . . . . . . . . . . . . . .      24,486          397,389             17.050

          Fidelity Variable Insurance Products Fund II:
 106      Asset Manager. . . . . . . . . . . . . . . . . . .      19,819          281,754             15.790
          T. Rowe Price International Series, Inc.:
 150      International Stock. . . . . . . . . . . . . . . .       2,317           25,102             11.260
          Delaware Group Premium Fund:
 207      International Equity . . . . . . . . . . . . . . .      12,524          151,953             13.110

                                 VEL II ACCOUNT


NOTE 4 - RELATED PARTY TRANSACTIONS

  On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge of $5. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub- Account bear to the total policy value. For the years ended December 31, 1995 and 1994, these monthly deductions from Sub-Account policy values amounted to $465,796 and $127,002, respectively.

  The Company makes a charge of .90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The mortality and expense risk annual charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 1.275% per annum. The Company also charges each Sub-Account .25% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values but paid to the Company on a monthly basis.

  Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is the principal underwriter and general distributor of VEL II, and does not receive any compensation for sales of VEL II policies. Commissions are paid to registered representatives of Allmerica Investments and of certain independent broker-dealers by the Company. As the current series of policies have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1995 and 1994, the Company received $14,169 and $8,186, respectively, for contingent deferred sales charges applicable to VEL II.

NOTE 5 - DIVERSIFICATION REQUIREMENTS

  Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

  The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL II satisfies the current requirements of the regulations, and it intends that VEL II will continue to meet such requirements.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of the Trust, VIPF, VIPFII, T. Rowe,and DGPF shares by VEL II during the period ended December 31, 1995 were as follows:

--------------------------------------------------------------------------------------------------------------
 SUB-
ACCOUNT             INVESTMENT PORTFOLIO                            PURCHASES                SALES
--------------------------------------------------------------------------------------------------------------
             Allmerica Investment Trust:
   1         Growth                                                 $    199,129         $    52,390
   2         Investment Grade Income                                      88,966              36,734
   3         Money Market                                                911,046             862,531
   4         Equity Index                                                 88,445              18,477
   5         Government Bond                                              57,810              37,987
   6         Select Aggressive Growth                                    246,641              27,906
   7         Select Growth                                               115,598              13,509
   8         Select Growth and Income                                     92,485               5,512
   9         Small Cap Value                                             134,301              49,231
  11         Select International Equity                                 139,264               7,862
  12         Select Capital Appreciation                                 101,670               1,864

             Fidelity Variable Insurance Products Fund:
 102         High Income                                                 173,612              57,215
 103         Equity Income                                               409,231              28,867
 104         Growth                                                      520,953             192,969
 105         Overseas.                                                   475,112             301,660

             Fidelity Variable Insurance Products Fund II:
 106         Asset Manager                                               180,620              94,384

             T. Rowe Price International Series, Inc.:
 150         International Stock                                          25,726                 631

             Delaware Group Premium Fund:
 207         International Equity                                        106,453              11,638
                                                                     -----------         -----------
             Totals                                                  $ 4,067,062         $ 1,801,367
                                                                     -----------         -----------
                                                                     -----------         -----------

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of First Allmerica
Financial Life Insurance Company and Policyowners of VEL II Account of First Allmerica Financial Life Insurance Company



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (1, 2, 3, 4, 5, 6, 7, 8, 9, 11, 12, 102, 103, 104, 105, 106, 150, and 207)
constituting the VEL II Account of First Allmerica Financial Life Insurance Company at December 31, 1995, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1995 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts


February 23, 1996

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




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


                              VARI-EXCEPTIONAL LIFE
   Vari-Exceptional Life is issued by First Allmerica Financial Life Insurance
            Company and is distributed by Allmerica Investments, Inc.


                                     [LOGO]


   First Allmerica Financial Life Insurance Company - Allmerica Financial Life
      Insurance and Annuity Company (licensed in all states except NY & HI) Allmerica Trust Company, N.A. - Allmerica Investments, Inc. - Allmerica
                       Investment Management Company, Inc.
Allmerica Asset Management, Inc. - Allmerica Property & Casualty Companies, Inc.
                         - The Hanover Insurance Company
    Sterling Risk Management Services, Inc. - Citizens Corporation - Citizens
                   Insurance Company of America - AMGRO, Inc.

               4440 Lincoln Street, Worcester, Massachusetts 01653


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